SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 5, 2000

Date of Report (Date of earliest event reported)

TORVEC, INC

(Exact Name of registrant as specified in its charter)

           New York                                 000-24455
      State or other jurisdiction        Commission File Number
           of incorporation

16-1509512
IRS Employer ID Number

11 Pond View Drive, Rochester, New York 14534
(Address of Principal Executive Offices

(716)  248-8549
(Registrant's telephone number, including area code)

The Exhibit Index is found on page 6 of this Current Report.

ITEM 1:      CHANGES IN CONTROL OF REGISTRANT
                    Not Applicable

ITEM 2:      ACQUISITION OR DISPOSITION OF ASSETS
                    Not Applicable

ITEM 3:      BANKRUPTCY OR RECEIVERSHIP
                    Not Applicable

ITEM 4:      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
                    Not Applicable

ITEM 5:      OTHER EVENTS

                    On September 5, 2000 the Company entered into an Agreement with Swartz Private Equity, LLC ("Swartz") pursuant to which Swartz Private Equity, LLC granted to the Company a $50,000,000.00 equity funding Commitment which continues for a period of thirty-six months. This flexible funding Agreement provides that from time to time at the Company's request Swartz will purchase from the Company that number of the Company's common shares equal to 15% of the number of shares traded on the market in the 20 business days after the start of the requested purchase. The purchase price will be 91% of the average market price during that 20 day period. Swartz will not be required to purchase at any one time shares having a value in excess of $2,000,000.00. If it is in need of funds the Company may make additional requests at intervals of approximately 30 days.

                    As a Commitment fee the Company granted to Swartz Commitment Warrants to purchase 945,000 shares of the Company's common stock which Warrants can be exercised at $4.875, the market price of the common stock on the date of the Commitment by Swartz. The total number of Commitment Warrants will be adjusted upwards to represent 4.5% of the total outstanding common shares of Torvec at any time during the three years that the Commitment remains in effect. The exercise price on the Warrants may be adjusted downwards if the market price of the common stock drops below $4.875 within the three years of the Commitment.

                    In addition to the Commitment Warrants referred to above, Swartz will be issued a warrant to purchase one share of common stock of the Company for every ten shares that it purchases pursuant to the Agreement. These Purchase Warrants will initially be exercisable at 110% of the market price of the shares simultaneously purchased by Swartz, but may be adjusted downwards if after grant of the warrant the market price of the common stock drops below the initial exercise price.

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                    Swartz has been granted a right of first refusal to handle future financings for the Company. However, that right continues only during the period of the Commitment and the Commitment can be terminated at any time upon paying a termination fee to Swartz. The termination fee is a maximum of $200,000.00 and may be less, dependent upon the amount of financing which has been provided by Swartz prior to the termination.

                    The Company has agreed that as quickly as possible it will file a Registration Statement pursuant to the Securities Act of 1933 for sale by Swartz of the shares and warrants acquired through this transaction.

                    The Company has agreed to reserve 5,000,000 common shares for sale pursuant to this Agreement. Because the Company may become listed on NASDAQ and NASDAQ rules require shareholder approval of a sale of more than 20% of a company's common stock, the officer's and directors have agreed to request approval of such sale by shareholders of the Company at the next meeting of shareholders.

ITEM 6:      RESIGNATION OF REGISTRANT'S DIRECTORS
                    Not Applicable

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA
                    FINANCIAL INFORMATION AND EXHIBITS

                    A.       Financial Statement of Business Acquired
                                      Not Applicable

                    B.       Pro Forma Financial Information
                                      Not Applicable

                    C.       Exhibits
                              1.       Underwriting Agreement
                                                 Not Applicable

                              2.       Plan of acquisition, reorganization,
                                        arrangement, liquidation or succession
                                                 Not Applicable

                              4.       Instruments defining the rights of security
                                        holders, including debentures
                                                 Not Applicable

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                              16.       Letter re: change in certifying accountant
                                                 Not applicable

                              17.       Letter re: director resignation
                                                 Not Applicable

                              20.       Other documents or statements to security holders

                                                 Not Applicable

                              24.       Consents of experts and counsel
                                                 Not Applicable

                              25.       Power of Attorney
                                                 Not Applicable

                              27.       Financial Data Schedule
                                                 Not Applicable

                              99.1      Additional Exhibits
                                                 Investment Agreement Between
                                                 Swartz and the Registrant, including
                                                 all Exhibits

ITEM 8:      CHANGE IN FISCAL YEAR
                    Not Applicable

ITEM 9:      SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S
                    Not Applicable

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                                                              SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     October 2, 2000                       TORVEC, INC.

                                                                   By:     /S/ KEITH E. GLEASMAN
                                                                             KEITH E. GLEASMAN
                                                                             President

Dated:     October 2, 2000                       TORVEC, INC.

                                                                   By:     /S/ SAMUEL M. BRONSKY
                                                                             SAMUEL M. BRONSKY
                                                                             Chief Financial Officer

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                                                            EXHIBITS

Exhibit                                                                                                                Page Number

1.	Underwriting Agreement
Not Applicable

2.	Plan of acquisition, reorganization, arrangement, liquidation or succession
Not Applicable

4.	Instruments defining the rights of security holders, including debentures
Not Applicable

16.	Letter re: change in certifying accountant
Not applicable

17.	Letter re: director resignation
Not Applicable

20.	Other documents or statements to security holders
Not Applicable

24.	Consents of experts and counsel
Not Applicable

25.	Power of Attorney
Not Applicable

27.	Financial Data Schedule
Not Applicable

99.1	Additional Exhibits
	Investment Agreement Between Swartz and the Registrant, including all Exhibits	7

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TORVEC, INC.

INVESTMENT AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR OTHER SECURITIES AUTHORITIES. THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL AND STATE SECURITIES LAWS.

THIS INVESTMENT AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY OF THE SECURITIES DESCRIBED HEREIN BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES AUTHORITIES, NOR HAVE SUCH AUTHORITIES CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. THE INVESTOR MUST RELY ON ITS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE ATTACHED DISCLOSURE DOCUMENTS AS EXHIBIT J.

SEE ADDITIONAL LEGENDS AT SECTIONS 4.7.

                    THIS INVESTMENT AGREEMENT (this "Agreement" or "Investment Agreement") is made as of the 5th day of September, 2000, by and between TORVEC, Inc., a corporation duly organized and existing under the laws of the State of New York (the "Company"), and the undersigned Investor executing this Agreement ("Investor").

RECITALS:

          WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue to the Investor, and the Investor shall purchase from the Company, from time to time as provided herein, shares of the Company's Common Stock, as part of an offering of Common Stock by the Company to Investor, for a maximum aggregate offering amount of Fifty Million Dollars ($50,000,000) (the "Maximum Offering Amount"); and

          WHEREAS, the solicitation of this Investment Agreement and, if accepted by the Company, the offer and sale of the Common Stock are being made in reliance upon the provisions of Regulation D ("Regulation D") promulgated under the Act, Section 4(2) of the Act, and/or upon such other exemption from the registration requirements of the Act as may be available with respect to any or all of the purchases of Common Stock to be made hereunder.

TERMS:

          NOW, THEREFORE, the parties hereto agree as follows:

          1.           Certain Definitions. As used in this Agreement (including the recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "20% Approval" shall have the meaning set forth in Section 5.25.

          "9.9% Limitation" shall have the meaning set forth in Section 2.3.1(f).

          "Accredited Investor" shall have the meaning set forth in Section 3.1.

          "Act" shall mean the Securities Act of 1933, as amended.

          "Advance Put Notice" shall have the meaning set forth in Section 2.3.1(a), the form of which is attached hereto as Exhibit E.

          "Advance Put Notice Confirmation" shall have the meaning set forth in Section 2.3.1(a), the form of which is attached hereto as Exhibit F.

          "Advance Put Notice Date" shall have the meaning set forth in Section 2.3.1(a).

          "Affiliate" shall have the meaning as set forth Section 6.4.

          "Aggregate Issued Shares" equals the aggregate number of shares of Common Stock issued to Investor pursuant to the terms of this Agreement or the Registration Rights Agreement as of a given date, including Put Shares and Warrant Shares.

          "Agreement" shall mean this Investment Agreement.

          "Automatic Termination" shall have the meaning set forth in Section 2.3.2.

          "Bring Down Cold Comfort Letters" shall have the meaning set forth in Section 2.3.6(b).

          "Business Day" shall mean any day during which the Principal Market is open for trading.

          "Calendar Month" shall mean the period of time beginning on the numeric day in question in a calendar month and for Calendar Months thereafter, beginning on the earlier of (i) the same numeric day of the next calendar month or (ii) the last day of the next calendar month. Each Calendar Month shall end on the day immediately preceding the beginning of the next succeeding Calendar Month.

          "Cap Amount" shall have the meaning set forth in Section 2.3.10.

          "Capital Raising Limitations" shall have the meaning set forth in Section 6.5.1.

          "Capitalization Schedule" shall have the meaning set forth in Section 3.2.4, attached hereto as Exhibit K.

          "Change in Control" shall have the meaning set forth within the definition of Major Transaction, below.

          "Closing" shall mean one of (i) the Investment Commitment Closing and (ii) each closing of a purchase and sale of Common Stock pursuant to Section 2.

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          "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security during Normal Trading on the O.T.C. Bulletin Board, or, if the O.T.C. Bulletin Board is not the principal securities exchange or trading market for such security, the last closing bid price during Normal Trading of such security on the principal securities exchange or trading market where such security is listed or traded as reported by such principal securities exchange or trading market, or if the foregoing do not apply, the last closing bid price during Normal Trading of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Investor in this Offering. If the Company and the Investor in this Offering are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved by an investment banking firm mutually acceptable to the Company and the Investor in this offering and any fees and costs associated therewith shall be paid by the Company.

          "Commitment Evaluation Period" shall have the meaning set forth in Section 2.6.

          "Commitment Warrants" shall have the meaning set forth in Section 2.4.1, the form of which is attached hereto as Exhibit U.

          "Commitment Warrant Exercise Price" shall have the meaning set forth in Section 2.4.1.

          "Common Shares" shall mean the shares of Common Stock of the Company.

          "Common Stock" shall mean the common stock of the Company.

          "Company" shall mean TORVEC, Inc., a corporation duly organized and existing under the laws of the State of New York.

          "Company Designated Maximum Put Dollar Amount" shall have the meaning set forth in Section 2.3.1(a).

          "Company Designated Minimum Put Share Price" shall have the meaning set forth in Section 2.3.1(a).

          "Company Termination" shall have the meaning set forth in Section 2.3.12.

          "Conditions to Investor's Obligations" shall have the meaning as set forth in Section 2.2.2.

           "Delisting Event" shall mean any time during the term of this Investment Agreement, that the Company's Common Stock is not listed for and actively trading on the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange, or the New York Stock Exchange or is suspended or delisted with respect to the trading of the shares of Common Stock on such market or exchange.

          "Disclosure Documents" shall have the meaning as set forth in Section 3.2.4.

          "Due Diligence Review" shall have the meaning as set forth in Section 2.5.

          "Effective Date" shall have the meaning set forth in Section 2.3.1.

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          "Equity Securities" shall have the meaning set forth in Section 6.5.1.

          "Evaluation Day" shall have the meaning set forth in Section 2.3.1(b).

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Excluded Day" shall have the meaning set forth in Section 2.3.1(b).

          "Extended Put Period" shall mean the period of time between the Advance Put Notice Date until the Pricing Period End Date.

          "Impermissible Put Cancellation" shall have the meaning set forth in Section 2.3.1(e).

          "Indemnified Liabilities" shall have the meaning set forth in Section 9.

          "Indemnities" shall have the meaning set forth in Section 9.

          "Indemnitor" shall have the meaning set forth in Section 9.

          "Individual Put Limit" shall have the meaning set forth in Section 2.3.1 (b).

           "Ineffective Period" shall have the meaning given to it in the Registration Rights Agreement.

          "Ineffective Registration Payment" shall have the meaning given to it in the Registration Rights Agreement.

          "Intended Put Share Amount" shall have the meaning set forth in Section 2.3.1(a).

          "Investment Commitment Closing" shall have the meaning set forth in Section 2.2.1.

          "Investment Agreement" shall mean this Investment Agreement.

          "Investment Commitment Opinion of Counsel" shall mean an opinion from Company's independent counsel, substantially in the form attached as Exhibit B, or such other form as agreed upon by the parties, as to the Investment Commitment Closing.

          "Investment Date" shall mean the date of the Investment Commitment Closing.

          "Investor" shall have the meaning set forth in the preamble hereto.

          "Key Employee" shall have the meaning set forth in Section 5.17, as set forth in Exhibit N.

          "Late Payment Amount" shall have the meaning set forth in Section 2.3.8.

          "Legend" shall have the meaning set forth in Section 4.7.

          "Major Transaction" shall mean and shall be deemed to have occurred at such time upon any of the following events:

                    (i) a consolidation, merger or other business combination or event or transaction following which the holders of Common Stock of the Company immediately preceding such consolidation, merger, combination or event either (i) no longer hold a majority of the shares of Common Stock of the Company or (ii) no longer have the ability to elect the board of directors of the Company (a " Change of Control");

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                    (ii) the sale or transfer of a portion of the Company's assets not in the ordinary course of business;

                    (iii) the purchase of assets by the Company not in the ordinary course of business; or

                    (iv) a purchase, tender or exchange offer made to the holders of outstanding shares of Common Stock.

          "Market Price" shall equal the lowest Closing Bid Price for the Common Stock on the Principal Market during the Pricing Period for the applicable Put.

          "Material Facts" shall have the meaning set forth in Section 2.3.6(a).

          "Maximum Put Dollar Amount" shall mean the lesser of (i) the Company Designated Maximum Put Dollar Amount, if any, specified by the Company in a Put Notice, and (ii) $2 million.

          "Maximum Offering Amount" shall mean have the meaning set forth in the recitals hereto.

          "NASD" shall have the meaning set forth in Section 6.9.

          "Nasdaq 20% Rule" shall have the meaning set forth in Section 2.3.10.

          "Normal Trading" shall mean trading that occurs between 9:30 AM and 4:00 PM, New York City Time, on any Business Day, and shall expressly exclude "after hours" trading.

          "Numeric Day" shall mean the numerical day of the month of the Investment Date or the last day of the calendar month in question, whichever is less.

          "NYSE" shall have the meaning set forth in Section 6.9.

          "Offering" shall mean the Company's offering of Common Stock and Warrants issued under this Investment Agreement.

          "Officer's Certificate" shall mean a certificate, signed by an officer of the Company, to the effect that the representations and warranties of the Company in this Agreement required to be true for the applicable Closing are true and correct in all material respects and all of the conditions and limitations set forth in this Agreement for the applicable Closing are satisfied, in substantially the form of Exhibit O attached hereto.

          "Opinion of Counsel" shall mean, as applicable, the Investment Commitment Opinion of Counsel, the Put Opinion of Counsel, and the Registration Opinion.

          "Payment Due Date" shall have the meaning set forth in Section 2.3.8.

          "Pricing Period" shall mean, unless otherwise shortened under the terms of this Agreement, the period beginning on the Business Day immediately following the Put Date and ending on and including the date which is 20 Business Days after such Put Date.

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          "Pricing Period End Date" shall mean the last Business Day of any Pricing Period.

          "Principal Market" shall mean the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

          "Proceeding" shall have the meaning as set forth Section 5.1.

          "Purchase" shall have the meaning set forth in Section 2.3.7.

          "Purchase Warrant Exercise Price" shall have the meaning set forth in Section 2.4.2.

          "Purchase Warrants" shall have the meaning set forth in Section 2.4.2, the form of which is attached hereto as Exhibit D.

          "Put" shall have the meaning set forth in Section 2.3.1(d).

          "Put Cancellation" shall have the meaning set forth in Section 2.3.11(a).

          "Put Cancellation Date" shall have the meaning set forth in Section 2.3.11(a).

          "Put Cancellation Notice" shall have the meaning set forth in Section 2.3.11(a), the form of which is attached hereto as Exhibit Q.

          "Put Cancellation Notice Confirmation" shall have the meaning set forth in Section 2.3.11(c), the form of which is attached hereto as Exhibit S.

          "Put Closing" shall have the meaning set forth in Section 2.3.8.

          "Put Closing Date" shall have the meaning set forth in Section 2.3.8.

          "Put Date" shall mean the date that is specified by the Company in any Put Notice for which the Company intends to exercise a Put under Section 2.3.1, unless the Put Date is postponed pursuant to the terms hereof, in which case the "Put Date" is such postponed date.

          "Put Dollar Amount" shall be determined by multiplying the Put Share Amount by the respective Put Share Prices with respect to such Put Shares, subject to the limitations herein.

          "Put Notice" shall have the meaning set forth in Section 2.3.1(d), the form of which is attached hereto as Exhibit G.

          "Put Notice Confirmation" shall have the meaning set forth in Section 2.3.1(d), the form of which is attached hereto as Exhibit H.

          "Put Opinion of Counsel" shall mean an opinion from Company's independent counsel, in the form attached as Exhibit I, or such other form as agreed upon by the parties, as to any Put Closing.

          "Put Share Amount" shall have the meaning as set forth Section 2.3.1(b).

          "Put Share Price" shall have the meaning set forth in Section 2.3.1(c).

          "Put Shares" shall mean shares of Common Stock that are purchased by the Investor pursuant to a Put.

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          "Registrable Securities" shall have the meaning as set forth in the Registration Rights Agreement.

          "Registration Opinion" shall have the meaning set forth in Section 2.3.6(a), the form of which is attached hereto as Exhibit R.

          "Registration Opinion Deadline" shall have the meaning set forth in Section 2.3.6(a).

          "Registration Rights Agreement" shall mean that certain registration rights agreement entered into by the Company and Investor on even date herewith, in the form attached hereto as Exhibit A, or such other form as agreed upon by the parties.

          "Registration Statement" shall have the meaning as set forth in the Registration Rights Agreement.

          "Regulation D" shall have the meaning set forth in the recitals hereto.

          "Reporting Issuer" shall have the meaning set forth in Section 6.2.

          "Restrictive Legend" shall have the meaning set forth in Section 4.7.

          "Required Put Documents" shall have the meaning set forth in Section 2.3.5.

          "Right of First Refusal" shall have the meaning set forth in Section 6.5.2.

          "Risk Factors" shall have the meaning set forth in Section 3.2.4, attached hereto as Exhibit J.

          "Schedule of Exceptions" shall have the meaning set forth in Section 5, and is attached hereto as Exhibit C.

          "SEC" shall mean the Securities and Exchange Commission.

          "Securities" shall mean this Investment Agreement, together with the Common Stock of the Company, the Warrants and the Warrant Shares issuable pursuant to this Investment Agreement.

          "Semi-Annual Non-Usage Fee" shall have the meaning set forth in Section 2.6.

          "Share Authorization Increase Approval" shall have the meaning set forth in Section 5.25.

          "Stockholder 20% Approval" shall have the meaning set forth in Section 6.11.

          "Supplemental Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

          "Term" shall mean the term of this Agreement, which shall be a period of time beginning on the date of this Agreement and ending on the Termination Date.

          "Termination Date" shall mean the earlier of (i) the date that is three (3) years after the Effective Date, or (ii) the date that is thirty (30) Business Days after the later of (a) the Put Closing Date on which the sum of the aggregate Put Share Price for all Put Shares equal the Maximum Offering Amount, (b) the

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date that the Company has delivered a Termination Notice to the Investor, (c) the date of an Automatic Termination, and (d) the date that all of the Warrants have been exercised.

          "Termination Fee" shall have the meaning as set forth in Section 2.6.

          "Termination Notice" shall have the meaning as set forth in Section 2.3.12.

          "Third Party Report" shall have the meaning set forth in Section 3.2.4.

          "Trading Volume " shall mean the volume of shares of the Company's Common Stock that trade between 9:30 AM and 4:00 PM, New York City Time, on any Business Day, and shall expressly exclude any shares trading during "after hours" trading.

          "Transaction Documents" shall have the meaning set forth in Section 9.

          "Transfer Agent" shall have the meaning set forth in Section 6.10.

          "Transfer Agent Instructions" shall mean the Company's instructions to its transfer agent, substantially in the form attached as Exhibit T, or such other form as agreed upon by the parties.

          "Trigger Price" shall have the meaning set forth in Section 2.3.1(b).

          "Truncated Pricing Period" shall have the meaning set forth in Section 2.3.11(d).

          "Truncated Put Share Amount" shall have the meaning set forth in Section 2.3.11(b).

          "Unlegended Share Certificates" shall mean a certificate or certificates (or electronically delivered shares, as appropriate) (in denominations as instructed by Investor) representing the shares of Common Stock to which the Investor is then entitled to receive, registered in the name of Investor or its nominee (as instructed by Investor) and not containing a restrictive legend or stop transfer order, including but not limited to the Put Shares for the applicable Put and Warrant Shares.

          "Use of Proceeds Schedule" shall have the meaning as set forth in Section 3.2.4, attached hereto as Exhibit L.

          "Volume Limitations" shall have the meaning set forth in Section 2.3.1(b).

          "Warrant Shares" shall mean the Common Stock issued or issuable upon exercise of the Warrants.

          "Warrants" shall mean Purchase Warrants and Commitment Warrants.

          2.          Purchase and Sale of Common Stock.

                    2.1 Offer to Subscribe.

                    Subject to the terms and conditions herein and the satisfaction of the conditions to closing set forth in Sections 2.2 and 2.3 below, Investor hereby agrees to purchase such amounts of Common Stock and accompanying Warrants as the Company may, in its sole and absolute discretion, from time to time elect to issue and sell to Investor according to one or more Puts pursuant to Section 2.3 below.

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                    2.2           Investment Commitment.

                              2.2.1 Investment Commitment Closing. The closing of this Agreement (the "Investment Commitment Closing") shall be deemed to occur when this Agreement and the Registration Rights Agreement have been executed by both Investor and the Company, and the other Conditions to Investor's Obligations set forth in Section 2.2.2 below have been met.

                              2.2.2 Conditions to Investor's Obligations. As a prerequisite to the Investment Commitment Closing and the Investor's obligations hereunder, all of the following (the "Conditions to Investor's Obligations") shall have been satisfied prior to or concurrently with the Company's execution and delivery of this Agreement:

                    (a)          the following documents shall have been delivered to the Investor: (i) the Registration Rights Agreement (executed by the Company and Investor), (ii) the Investment Commitment Opinion of Counsel (signed by the Company's counsel), (iii) the Transfer Agent Instructions (executed by the Company and the Transfer Agent), and (iv) a Secretary's Certificate, in substantially the form of Exhibit P attached hereto, as to (A) the resolutions of the Company's board of directors authorizing this transaction, (B) the Company's Certificate of Incorporation, and (C) the Company's Bylaws;

                    (b)          this Investment Agreement, accepted by the Company, shall have been received by the Investor;

                    (c)          the Company's Common Stock shall be listed for trading and actually trading on the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange;

                    (d)          other than continuing losses described in the Risk Factors set forth in the Disclosure Documents (provided for in Section 3.2.4), as of the Closing there have been no material adverse changes in the Company's business prospects or financial condition since the date of the last balance sheet included in the Disclosure Documents, including but not limited to incurring material liabilities; and

                    (e)          the representations and warranties of the Company in this Agreement shall be true and correct in all material respects and the conditions to Investor's obligations set forth in this Section 2.2.2 shall have been satisfied as of such Closing; and the Company shall deliver an Officer's Certificate, signed by an officer of the Company, to such effect to the Investor.

                    2.3 Puts of Common Shares to the Investor.

                              2.3.1 Procedure to Exercise a Put. Subject to the Individual Put Limit, the Maximum Offering Amount and the Cap Amount (if applicable), and the other conditions and limitations set forth in this Agreement, at any time beginning on the date on which the Registration Statement is declared effective by the SEC (the " Effective Date"), the Company may, in its sole and absolute discretion, elect to exercise one or more Puts according to the following procedure, provided that each subsequent Put Date after the first Put Date shall be no sooner than five (5) Business Days following the preceding Pricing Period End Date:

                                        (a) Delivery of Advance Put Notice.          At least ten (10) Business Days but not more than twenty (20) Business Days prior to any intended Put Date (unless otherwise agreed in

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writing by the Investor), the Company shall deliver advance written notice (the "Advance Put Notice," the form of which is attached hereto as Exhibit E, the date of such Advance Put Notice being the "Advance Put Notice Date") to Investor stating the Put Date for which the Company shall, subject to the limitations and restrictions contained herein, exercise a Put and stating the number of shares of Common Stock (subject to the Individual Put Limit and the Maximum Put Dollar Amount) which the Company intends to sell to the Investor for the Put (the "Intended Put Share Amount").

          The Company may, at its option, also designate in any Advance Put Notice (i) a maximum dollar amount of Common Stock, not to exceed $2,000,000, which it shall sell to Investor during the Put (the "Company Designated Maximum Put Dollar Amount") and/or (ii) a minimum purchase price per Put Share at which the Investor may purchase shares of Common Stock pursuant to such Put Notice (a "Company Designated Minimum Put Share Price"). The Company Designated Minimum Put Share Price, if applicable, shall be no greater than the lesser of (i) 80% of the Closing Bid Price of the Company's common stock on the Business Day immediately preceding the Advance Put Notice Date, or (ii) the Closing Bid Price of the Company's common stock on the Business Day immediately preceding the Advance Put Notice Date minus $0.30. The Company may decrease (but not increase) the Company Designated Minimum Put Share Price for a Put at any time by giving the Investor written notice of such decrease not later than 12:00 Noon, New York City time, on the Business Day immediately preceding the Business Day that such decrease is to take effect. A decrease in the Company Designated Minimum Put Share Price shall have no retroactive effect on the determination of Trigger Prices and Excluded Days for days preceding the Business Day that such decrease takes effect, provided that the Put Share Price for all shares in a Put shall be calculated using the lowest Company Designated Minimum Put Share Price, as decreased.

          Notwithstanding the above, if, at the time of delivery of an Advance Put Notice, more than two (2) Calendar Months have passed since the date of the previous Put Closing, such Advance Put Notice shall provide at least twenty (20) Business Days notice of the intended Put Date, unless waived in writing by the Investor. In order to effect delivery of the Advance Put Notice, the Company shall (i) send the Advance Put Notice by facsimile on such date so that such notice is received by the Investor by 6:00 p.m., New York, NY time, and (ii) surrender such notice on such date to a courier for overnight delivery to the Investor (or two (2) day delivery in the case of an Investor residing outside of the U.S.). Upon receipt by the Investor of a facsimile copy of the Advance Put Notice, the Investor shall, within two (2) Business Days, send, via facsimile, a confirmation of receipt (the "Advance Put Notice Confirmation," the form of which is attached hereto as Exhibit F) of the Advance Put Notice to the Company specifying that the Advance Put Notice has been received and affirming the intended Put Date and the Intended Put Share Amount.

                                        (b) Put Share Amount. The "Put Share Amount" is the number of shares of Common Stock that the Investor shall be obligated to purchase in a given Put, and shall equal the lesser of (i) the Intended Put Share Amount, and (ii) the Individual Put Limit. The " Individual Put Limit" shall equal the lesser of (a) 1,500,000 shares, (b) 15% of the sum of the aggregate daily reported Trading Volumes in the outstanding Common Stock on the Company's Principal Market, excluding any block trades of 20,000 or more shares of Common Stock, for all Evaluation Days (as defined below) in the Pricing Period, (c) the number of Put Shares which, when multiplied by their respective Put Share Prices, equals the Maximum Put Dollar Amount, and (d) the 9.9% Limitation, but in no event shall the Individual Put Limit exceed 15% of the sum of the aggregate daily reported Trading Volumes in the outstanding Common Stock on the Company's Principal Market, excluding any block trades of 20,000 or more shares of Common Stock, for the twenty (20) Business Days immediately preceding the Advance Put Notice Date (this limitation, together with the limitation in (b) immediately above are collectively referred to

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herein as the "Volume Limitations"). Company agrees not to trade Common Stock or arrange for Common Stock to be traded for the purpose of artificially increasing the Volume Limitations.

          For purposes of this Agreement:

                    "Trigger Price" for any Pricing Period shall mean the greater of (i) the Company Designated Minimum Put Share Price, plus $0.20, or (ii) the Company Designated Minimum Put Share Price divided by .91.

                    An "Excluded Day" shall mean each Business Day during a Pricing Period where the lowest intra-day trading price of the Common Stock is less than the Trigger Price.

                    An "Evaluation Day" shall mean each Business Day during a Pricing Period that is not an Excluded Day.

                                        (c) Put Share Price. The purchase price for the Put Shares (the "Put Share Price") shall equal the lesser of (i) the Market Price for such Put, minus $0.20, or (ii) 91% of the Market Price for such Put, but shall in no event be less than the Company Designated Minimum Put Share Price for such Put, if applicable.

                                        (d) Delivery of Put Notice. After delivery of an Advance Put Notice, on the Put Date specified in the Advance Put Notice the Company shall deliver written notice (the "Put Notice," the form of which is attached hereto as Exhibit G) to Investor stating (i) the Put Date, (ii) the Intended Put Share Amount as specified in the Advance Put Notice (such exercise a "Put"), (iii) the Company Designated Maximum Put Dollar Amount (if applicable), and (iv) the Company Designated Minimum Put Share Price (if applicable). In order to effect delivery of the Put Notice, the Company shall (i) send the Put Notice by facsimile on the Put Date so that such notice is received by the Investor by 6:00 p.m., New York, NY time, and (ii) surrender such notice on the Put Date to a courier for overnight delivery to the Investor (or two (2) day delivery in the case of an Investor residing outside of the U.S.). Upon receipt by the Investor of a facsimile copy of the Put Notice, the Investor shall, within two (2) Business Days, send, via facsimile, a confirmation of receipt (the "Put Notice Confirmation," the form of which is attached hereto as Exhibit H) of the Put Notice to Company specifying that the Put Notice has been received and affirming the Put Date and the Intended Put Share Amount.

                                        (e) Delivery of Required Put Documents. On or before the Put Date for such Put, the Company shall deliver the Required Put Documents (as defined in Section 2.3.5 below) to the Investor (or to an agent of Investor, if Investor so directs). Unless otherwise specified by the Investor, the delivery of the Put Shares of Common Stock shall be in the form of physical certificates. If specifically requested by the Investor, the Put Shares shall be transmitted electronically pursuant to such electronic delivery system as the Investor shall request. If the Company has not delivered all of the Required Put Documents to the Investor on or before the Put Date, the Put shall be automatically cancelled, unless the Investor agrees to delay the Put Date by up to three (3) Business Days, in which case the Pricing Period begins on the Business Day following such new Put Date. If the Company has not delivered all of the Required Put Documents to the Investor on or before the Put Date (or new Put Date, if applicable), and the Investor has not agreed in writing to delay the Put Date, the Put is automatically canceled (an "Impermissible Put Cancellation") and, unless the Put was otherwise canceled in accordance with the terms of Section 2.3.11, the Company shall pay the Investor $5,000 for its reasonable due diligence expenses incurred in preparation for the canceled Put and the Company may deliver an Advance Put Notice for the subsequent Put no sooner than ten (10) Business Days after the date that such Put was canceled, unless otherwise agreed by the Investor.

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                                        (f) Limitation on Investor's Obligation to Purchase Shares. Notwithstanding anything to the contrary in this Agreement, in no event shall the Investor be required to purchase, and an Intended Put Share Amount may not include, an amount of Put Shares, which when added to the number of Put Shares acquired by the Investor pursuant to this Agreement during the 31 days preceding the Put Date with respect to which this determination of the permitted Intended Put Share Amount is being made, would exceed 9.99% of the number of shares of Common Stock outstanding (on a fully diluted basis, to the extent that inclusion of unissued shares is mandated by Section 13(d) of the Exchange Act) on the Put Date for such Pricing Period, as determined in accordance with Section 13(d) of the Exchange Act (the "Section 13(d) Outstanding Share Amount"). Each Put Notice shall include a representation of the Company as to the Section 13(d) Outstanding Share Amount on the related Put Date. In the event that the Section 13(d) Outstanding Share Amount is different on any date during a Pricing Period than on the Put Date associated with such Pricing Period, then the number of shares of Common Stock outstanding on such date during such Pricing Period shall govern for purposes of determining whether the Investor, when aggregating all purchases of Shares made pursuant to this Agreement in the 31 calendar days preceding such date, would have acquired more than 9.99% of the Section 13(d) Outstanding Share Amount. The limitation set forth in this Section 2.3.1(f) is referred to as the "9.9% Limitation."

                              2.3.2 Termination of Right to Put. The Company's right to require the Investor to purchase any subsequent Put Shares shall terminate permanently (each, an "Automatic Termination") upon the occurrence of any of the following:

                                        (a) the Company shall not exercise a Put or any Put thereafter if, at any time, either the Company or any director or executive officer of the Company has engaged in a transaction or conduct related to the Company that has resulted in (i) a Securities and Exchange Commission enforcement action, or (ii) a civil judgment or criminal conviction for fraud or misrepresentation, or for any other offense that, if prosecuted criminally, would constitute a felony under applicable law;

                                        (b) the Company shall not exercise a Put or any Put thereafter, on any date after a cumulative time period or series of time periods, consisting only of Ineffective Periods and Delisting Events, that lasts for an aggregate of four (4) months;

                                        (c) the Company shall not exercise a Put or any Put thereafter if at any time the Company has filed for and/or is subject to any bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors instituted by or against the Company or any subsidiary of the Company;

                                        (d) the Company shall not exercise a Put after the sooner of (i) the date that is three (3) years after the Effective Date, or (ii) the Put Closing Date on which the aggregate of the Put Dollar Amounts for all Puts equal the Maximum Offering Amount; and

                                        (e) the Company shall not exercise a Put after the Company has breached any covenant in Section 2.6, Section 6, or Section 9 hereof.

                                        (f) if no Registration Statement has been declared effective by the date that is one (1) year after the date of this Agreement, the Automatic Termination shall occur on the date that is one (1) year after the date of this Agreement.

                              2.3.3 Put Limitations. The Company's right to exercise a Put shall be limited as follows:

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                                        (a) notwithstanding the amount of any Put, the Investor shall not be obligated to purchase any additional Put Shares once the aggregate Put Dollar Amount paid by Investor equals the Maximum Offering Amount;

                                        (b) the Investor shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which the Company has announced a subdivision or combination, including a reverse split, of its Common Stock or has subdivided or combined its Common Stock during the Extended Put Period;

(c) the Investor shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which the Company has paid a dividend of its Common Stock or has made any other distribution of its Common Stock during the Extended Put Period;

(d) the Investor shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which the Company has made, during the Extended Put Period, a distribution of all or any portion of its assets or evidences of indebtedness to the holders of its Common Stock;

(e) the Investor shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which a Major Transaction has occurred during the Extended Put Period.

                              2.3.4 Conditions Precedent to the Right of the Company to Deliver an Advance Put Notice or a Put Notice and the Obligation of the Investor to Purchase Put Shares. The right of the Company to deliver an Advance Put Notice or a Put Notice and the obligation of the Investor hereunder to acquire and pay for the Put Shares incident to a Closing is subject to the satisfaction, on (i) the date of delivery of such Advance Put Notice or Put Notice and (ii) the applicable Put Closing Date, of each of the following conditions:

                    (a)          the Company's Common Stock shall be listed for trading on the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market or the New York Stock Exchange and the Put Shares shall be so listed, and to the Company's knowledge there is no notice of any suspension or delisting with respect to the trading of the shares of Common Stock on such market or exchange;

                    (b)          the Company shall have satisfied any and all obligations pursuant to the Registration Rights Agreement, including, but not limited to, the filing of the Registration Statement with the SEC with respect to the resale of all Registrable Securities and the requirement that the Registration Statement shall have been declared effective by the SEC for the resale of all Registrable Securities and the Company shall have satisfied and shall be in compliance with any and all obligations pursuant to this Agreement and the Warrants;

                    (c)          the representations and warranties of the Company are true and correct in all material respects as if made on such date and the conditions to Investor's obligations set forth in this Section 2.3.4 are satisfied as of such Closing, and the Company shall deliver a certificate, signed by an officer of the Company, to such effect to the Investor;

                    (d)          the Company shall have reserved for issuance a sufficient number of Common Shares for the purpose of enabling the Company to satisfy any obligation to issue Common Shares pursuant to the Put and to effect exercise of the Warrants;

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                    (e)          the Registration Statement is not subject to an Ineffective Period as defined in the Registration Rights Agreement, the prospectus included therein is current and deliverable, and to the Company's knowledge there is no notice of any investigation or inquiry concerning any stop order with respect to the Registration Statement; and

                    (f)          if the Aggregate Issued Shares after the Closing of the Put would exceed the Cap Amount, the Company shall have obtained the Stockholder 20% Approval as specified in Section 6.11, if the Company's Common Stock is listed on the NASDAQ Small Cap Market or the NASDAQ National Market System (the "NMS"), and such approval is required by the rules of the NASDAQ.

(g)          the Company shall have no knowledge of any event more likely than not to have the effect of causing any Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the thirty Business Days following the date on which such Advance Put Notice and Put Notice is deemed delivered).

(h )           there is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained, nor is there any pending or threatened proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

(i)          no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings shall be in progress, pending or threatened by any person (other than the Investor or any affiliate of the Investor), that seek to enjoin or prohibit the transactions contemplated by this Agreement. For purposes of this paragraph (i), no proceeding shall be deemed pending or threatened unless one of the parties has received written or oral notification thereof prior to the applicable Closing Date.

(j)          the Transfer Agent Instructions have been executed by both the Company and the Transfer Agent, and delivered to the Investor.

                              2.3.5 Documents Required to be Delivered on the Put Date as Conditions to Closing of any Put. The Closing of any Put and Investor's obligations hereunder shall additionally be conditioned upon the delivery to the Investor of each of the following (the "Required Put Documents") on or before the applicable Put Date:

                                        (a) a number of Unlegended Share Certificates equal to the Intended Put Share Amount, in denominations of not more than 50,000 shares per certificate;

                                        (b) the following documents: Put Opinion of Counsel, Officer's Certificate, Put Notice, Registration Opinion, and any report or disclosure required under Section 2.3.6 or Section 2.5;

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                                        (c) all documents, instruments and other writings required to be delivered on or before the Put Date pursuant to any provision of this Agreement in order to implement and effect the transactions contemplated herein.

                              2.3.6 Accountant's Letter and Registration Opinion.

                                        (a) The Company shall have caused to be delivered to the Investor, (i) whenever required by Section 2.3.6(b) or by Section 2.5.3(b), and (ii) on each Put Date (the "Registration Opinion Deadline"), an opinion of the Company's independent counsel, in substantially the form of Exhibit R (the "Registration Opinion"), addressed to the Investor stating, inter alia, that no facts ("Material Facts") have come to such counsel's attention that have caused it to believe that the Registration Statement is subject to an Ineffective Period or to believe that the Registration Statement, any Supplemental Registration Statement (as each may be amended, if applicable), and any related prospectuses, contain an untrue statement of material fact or omits a material fact required to make the statements contained therein, in light of the circumstances under which they were made, not misleading. If a Registration Opinion cannot be delivered by the Company's independent counsel to the Investor on the Registration Opinion Deadline due to the existence of Material Facts or an Ineffective Period, the Company shall promptly notify the Investor and as promptly as possible amend each of the Registration Statement and any Supplemental Registration Statements, as applicable, and any related prospectus or cause such Ineffective Period to terminate, as the case may be, and deliver such Registration Opinion and updated prospectus as soon as possible thereafter. If at any time after a Put Notice shall have been delivered to Investor but before the related Pricing Period End Date, the Company acquires knowledge of such Material Facts or any Ineffective Period occurs, the Company shall promptly notify the Investor and shall deliver a Put Cancellation Notice to the Investor pursuant to Section 2.3.11 by facsimile and overnight courier by the end of that Business Day.

                                        (b)           (i) On the Effective Date and on each Put Date, as a condition to the Put, you shall have received a letter (a "Bring Down Cold Comfort Letter") from Richard Eisner & Company, LLP independent public accountants for the Company (or, if Richard Eisner & Company, LLP are no longer independent public accountants for the Company, then from the successor independent public accountants to for the Company), dated, respectively, as of the Effective Date and on each Put Date, addressed to the Investor and in form and substance satisfactory to you, stating that: (i) they are independent certified public accountants with respect to the Company within the meaning of the Act and the Regulations; (ii) in their opinion, the financial statements of the Company included in the Registration Statement and the Prospectus and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable published rules and regulations of the Commission thereunder; (iii) on the basis of procedures consisting of a reading of the latest then available unaudited interim financial statements of the Company and of the latest available unaudited monthly financial statements of the Company, a reading of the minutes of meetings and consents of the stockholders and board of directors of the Company and the committees of such board subsequent to December 31, 1999, inquiries of officers and other employees of the Company who have responsibility for financial and accounting matters of the Company with respect to transactions and events subsequent to December 31, 1999 and other specified procedures and inquiries to a date not more than five days prior to the date of such letter (provided that the letter delivered on the Closing Date shall use a "cut-off" date not earlier than the date hereof), nothing has come to their attention that would cause them to believe that: (A) the unaudited financial statements of the Company presented in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable published rules and regulations of the Commission

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thereunder or that such unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; (B) with respect to the period subsequent to the Company's latest Form 10-QSB there were, as of the date of the most recent available monthly financial statements of the Company, if any, and as of a specified date not more than five days prior to the date of such letter (provided that the letter delivered on the Closing Date shall use a "cut-off" date not earlier than the date hereof). Any changes in the capital stock or long-term indebtedness of the Company or any decrease in the net current assets or increase in the capital deficiency of the Company, in each case as compared with the amounts shown in the most recent balance sheet presented in the Registration Statement and the Prospectus, except for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; or (C) that during the period from the Company's latest Form 10-QSB to the date of the most recent available monthly financial statements of the Company, if any, and to a specified date not more than five days prior to the date of such letter (provided that the letter delivered on the Closing date shall use a "cut-off" date not earlier than the date hereof), there was any decrease, as compared with the corresponding period in the prior fiscal year, in revenues, or increase in net loss, except for decreases or increases, as the case may be, which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; and (iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, and other financial information pertaining to the Company set forth in the Registration Statement and the Prospectus, which have been specified by you prior to the date of this Agreement, to the extent that such amounts, numbers, percentages, and information may be derived from the general accounting and financial records of the Company or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by you set forth in such letter, and found them to be in agreement.

                                                   (ii) in the event that the Investor shall have requested delivery of a Bring Down Cold Comfort Letter pursuant to Section 2.5.3(b), the Company shall engage its independent auditors to prepare such letter and the Company shall deliver to the Investor a copy of such report addressed to the Investor. In the event that any Bring Down Cold Comfort Letter required by this Section 2.3.6(b) cannot be delivered by the Company's independent auditors, the Company shall, if necessary, promptly revise or supplement the Registration Statement and the Company shall not deliver a Put Notice until such Bring Down Cold Comfort Letter is delivered.

                                        (c) the Company shall engage its independent auditors to conduct reviews of its interim financial statements in accordance with statements on auditing standards #71, and the Company shall be required to notify the Investor if such review is either incomplete or would result in a modification of the independent auditor's review report, prior to the due date, including extensions, for the Company's Form 10-QSB.

                              2.3.7 Investor's Obligation and Right to Purchase Shares. Subject to the conditions set forth in this Agreement, following the Investor's receipt of a validly delivered Put Notice, the Investor shall be required to purchase (each a "Purchase") from the Company a number of Put Shares equal to the Put Share Amount, in the manner described below.

                            2.3.8 Mechanics of Put Closing. Each of the Company and the Investor shall deliver all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement at or prior to each Closing. Subject to such delivery and the satisfaction of the conditions set forth in Sections 2.3.4 and 2.3.5, the closing of the purchase by the Investor of Shares shall occur by 5:00 PM, New York City Time, on the date which is five (5) Business Days following the applicable Pricing

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Period End Date (the "Payment Due Date") at the offices of Investor. On each or before each Payment Due Date, the Investor shall deliver to the Company, in the manner specified in Section 8 below, the Put Dollar Amount to be paid for such Put Shares, determined as aforesaid. The closing (each a "Put Closing") for each Put shall occur on the date that both (i) the Company has delivered to the Investor all Required Put Documents, and (ii) the Investor has delivered to the Company such Put Dollar Amount and any Late Payment Amount, if applicable (each a "Put Closing Date").

If the Investor does not deliver to the Company the Put Dollar Amount for such Put Closing on or before the Payment Due Date, then the Investor shall pay to the Company, in addition to the Put Dollar Amount, an amount (the "Late Payment Amount") at a rate of X% per month, accruing daily, multiplied by such Put Dollar Amount, where "X" equals one percent (1%) for the first month following the date in question, and increases by an additional one percent (1%) for each month that passes after the date in question, up to a maximum of five percent (5%) per month; provided, however, that in no event shall the amount of interest that shall become due and payable hereunder exceed the maximum amount permissible under applicable law.

                              2.3.9           Limitation on Short Sales. The Investor and its affiliates shall not engage in short sales of the Company's Common Stock; provided, however, that the Investor may enter into any short exempt sale or any short sale or other hedging or similar arrangement it deems appropriate with respect to Put Shares after it receives a Put Notice with respect to such Put Shares so long as such sales or arrangements do not involve more than the number of such Put Shares specified in the Put Notice.

                              2.3.10 Cap Amount. If the Company becomes listed on the Nasdaq Small Cap Market or the Nasdaq National Market, then, unless the Company has obtained Stockholder 20% Approval as set forth in Section 6.11 or unless otherwise permitted by Nasdaq, in no event shall the Aggregate Issued Shares exceed the maximum number of shares of Common Stock (the "Cap Amount") that the Company can, without stockholder approval, so issue pursuant to Nasdaq Rule 4460(i)(1)(d)(ii) (or any other applicable Nasdaq Rules or any successor rule) (the "Nasdaq 20% Rule").

                              2.3.11 Put Cancellation.

                                        (a)           Mechanics of Put Cancellation. If at any time during a Pricing Period the Company discovers the existence of Material Facts or any Ineffective Period or Delisting Event occurs, the Company shall cancel the Put (a "Put Cancellation"), by delivering written notice to the Investor (the "Put Cancellation Notice"), attached as Exhibit Q, by facsimile and overnight courier. The "Put Cancellation Date" shall be the date that the Put Cancellation Notice is first received by the Investor, if such notice is received by the Investor by 6:00 p.m., New York, NY time, and shall be the following date, if such notice is received by the Investor after 6:00 p.m., New York, NY time.

                                        (b)           Effect of Put Cancellation. Anytime a Put Cancellation Notice is delivered to Investor after the Put Date, the Put, shall remain effective with respect to a number of Put Shares (the "Truncated Put Share Amount") equal to the Individual Put Limit for the Truncated Pricing Period.

                                        (c)           Put Cancellation Notice Confirmation. Upon receipt by the Investor of a facsimile copy of the Put Cancellation Notice, the Investor shall promptly send, via facsimile, a confirmation of receipt (the "Put Cancellation Notice Confirmation," a form of which is attached as Exhibit S) of the Put Cancellation Notice to the Company specifying that the Put Cancellation Notice has been received and affirming the Put Cancellation Date.

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                                        (d) Truncated Pricing Period.           If a Put Cancellation Notice has been delivered to the Investor after the Put Date, the Pricing Period for such Put shall end at on the close of trading on the last full trading day on the Principal Market that ends prior to the moment of initial delivery of the Put Cancellation Notice to the Investor (a "Truncated Pricing Period").

                              2.3.12 Investment Agreement Cancellation. The Company may terminate (a "Company Termination") its right to initiate future Puts by providing written notice ("Termination Notice") to the Investor, by facsimile and overnight courier, at any time other than during an Extended Put Period, provided that such termination shall have no effect on the parties' other rights and obligations under this Agreement, the Registration Rights Agreement or the Warrants. Notwithstanding the above, any cancellation occurring during an Extended Put Period is governed by Section 2.3.11.

                              2.3.13          Return of Excess Common Shares. In the event that the number of Shares purchased by the Investor pursuant to its obligations hereunder is less than the Intended Put Share Amount, the Investor shall promptly return to the Company any shares of Common Stock in the Investor's possession that are not being purchased by the Investor.

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                    2.4 Warrants.

                              2.4.1           Commitment Warrants. In partial consideration hereof, following the execution of the Letter of Agreement dated on or about August 15, 2000 between the Company and the Investor, the Company issued and delivered to Investor or its designated assignees, warrants (the " Commitment Warrants") in the form attached hereto as Exhibit U, or such other form as agreed upon by the parties, to purchase 945,000 shares of Common Stock. Each Commitment Warrant shall be immediately exercisable in accordance with its terms, and shall have a term beginning on the date of issuance and ending on date that is five (5) years thereafter. The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement. The Investment Commitment Opinion of Counsel shall cover the issuance of the Commitment Warrant and the issuance of the common stock upon exercise of the Commitment Warrant.

          Notwithstanding any Termination or Automatic Termination of this Agreement, regardless of whether or not the Registration Statement is or is not filed, and regardless of whether or not the Registration Statement is approved or denied by the SEC, the Investor shall retain full ownership of the Commitment Warrant as partial consideration for its commitment hereunder.

                              2.4.2 Purchase Warrants. Within five (5) Business Days of the end of each Pricing Period, the Company shall issue and deliver to the Investor a warrant ("Purchase Warrant"), in the form attached hereto as Exhibit D, or such other form as agreed upon by the parties, to purchase a number of shares of Common Stock equal to 10% of the Put Share Amount for that Put. Each Purchase Warrant shall be exerciseable at a price (the "Purchase Warrant Exercise Price") which shall initially equal 110% of the Market Price for the applicable Put, and shall have semi-annual reset provisions. Each Purchase Warrant shall be immediately exercisable at the Purchase Warrant Exercise Price, and shall have a term beginning on the date of issuance and ending on the date that is five (5) years thereafter. The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement.

                    2.5 Due Diligence Review. The Company shall make available for inspection and review by the Investor (the "Due Diligence Review"), advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any underwriter participating in any disposition of Common Stock on behalf of the Investor pursuant to the Registration Statement, any Supplemental Registration Statement, or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

                              2.5.1           Treatment of Nonpublic Information. The Company shall not disclose nonpublic information to the Investor or to its advisors or representatives unless prior to disclosure of such information the Company identifies such information as being nonpublic information and provides the Investor and such advisors and representatives with the opportunity to accept or refuse to accept such nonpublic information for review. The Company may, as a condition to disclosing any nonpublic information hereunder, require the Investor and its advisors and representatives to enter into a confidentiality agreement (including an agreement with such advisors and representatives prohibiting them from trading in Common Stock during such period of time as they are in possession of nonpublic information) in form reasonably satisfactory to the Company and the Investor.

Nothing herein shall require the Company to disclose nonpublic information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate nonpublic information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting nonpublic information (whether or not requested of the Company specifically or generally during the course of due diligence by and such persons or entities), which, if not disclosed in the Prospectus included in the Registration Statement, would cause such Prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 2.5 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain nonpublic information in the course of conducting due diligence in accordance with the terms of this Agreement; provided, however, that in no event shall the Investor's advisors or representatives disclose to the Investor the nature of the specific event or circumstances constituting any nonpublic information discovered by such advisors or representatives in the course of their due diligence without the written consent of the Investor prior to disclosure of such information.

                              2.5.2 Disclosure of Misstatements and Omissions. The Investor's advisors or representatives shall make complete disclosure to the Investor's counsel of all events or circumstances constituting nonpublic information discovered by such advisors or representatives in the course of their due diligence upon which such advisors or representatives form the opinion that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in the light of the circumstances in which they were made, not misleading. Upon receipt of such disclosure, the Investor's counsel shall consult with the Company's independent counsel in order to address the concern raised as to the existence of a material misstatement or omission and to discuss appropriate disclosure with respect thereto; provided, however, that such consultation shall not constitute the advice of the Company's independent counsel to the Investor as to the accuracy of the Registration Statement and related Prospectus.

                              2.5.3 Procedure if Material Facts are Reasonably Believed to be Untrue or are Omitted. In the event after such consultation the Investor or the Investor's counsel reasonably believes that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading, the Company shall either:

                                                   (a) file with the SEC an amendment or supplement to the Registration Statement responsive to such alleged untrue statement or omission and provide the Investor, as promptly as practicable, with copies of the Registration Statement and related Prospectus, as so amended or supplemented, or

                                                   (b) if the Company disputes the existence of any such material misstatement or omission, the Company's independent counsel shall provide the Investor's counsel with a Registration Opinion.

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                    2.6 Commitment Payments.

On the last Business Day of each six (6) Calendar Month period following the Effective Date (each such period a "Commitment Evaluation Period"), if the Company has not Put at least $1,000,000 in aggregate Put Dollar Amount during that Commitment Evaluation Period, the Company, in consideration of Investor's commitment costs, including, but not limited to, due diligence expenses, shall pay to the Investor an amount (the "Semi-Annual Non-Usage Fee") equal to the difference of (i) $100,000, minus (ii) 10% of the aggregate Put Dollar Amount of the Put Shares put to Investor during that Commitment Evaluation Period. In the event that the Company delivers a Termination Notice to the Investor or an Automatic Termination occurs, the Company shall pay to the Investor (the "Termination Fee") the greater of (i) the Semi-Annual Non-Usage Fee for the applicable Commitment Evaluation Period, or (ii) the difference of (x) $200,000, minus (y) 10% of the aggregate Put Dollar Amount of the Put Shares put to Investor during all Puts to date, and the Company shall not be required to pay the Semi-Annual Non-Usage Fee thereafter.

          Each Semi Annual Non-Usage Fee or Termination Fee is payable, in cash, within five (5) business days of the date it accrued. The Company shall not be required to deliver any payments to Investor under this subsection until Investor has paid all Put Dollar Amounts that are then due.

          3.          Representations, Warranties and Covenants of Investor. Investor hereby represents and warrants to and agrees with the Company as follows:

                    3.1 Accredited Investor. Investor is an accredited investor ("Accredited Investor"), as defined in Rule 501 of Regulation D, and has checked the applicable box set forth in Section 10 of this Agreement.

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                    3.2 Investment Experience; Access to Information; Independent Investigation.

                              3.2.1 Access to Information. Investor or Investor's professional advisor has been granted the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this Offering, the Company and its business and prospects, and to obtain any additional information which Investor or Investor's professional advisor deems necessary to verify the accuracy and completeness of the information received.

                              3.2.2 Reliance on Own Advisors. Investor has relied completely on the advice of, or has consulted with, Investor's own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any of the foregoing, within the meaning of Section 15 of the Act for any tax or legal advice (other than reliance on information in the Disclosure Documents as defined in Section 3.2.4 below and on the Opinion of Counsel). The foregoing, however, does not limit or modify Investor's right to rely upon covenants, representations and warranties of the Company in this Agreement.

                              3.2.3 Capability to Evaluate. Investor has such knowledge and experience in financial and business matters so as to enable such Investor to utilize the information made available to it in connection with the Offering in order to evaluate the merits and risks of the prospective investment, which are substantial, including without limitation those set forth in the Disclosure Documents (as defined in Section 3.2.4 below).

                              3.2.4 Disclosure Documents. Investor, in making Investor's investment decision to subscribe for the Investment Agreement hereunder, represents that (a) Investor has received and had an opportunity to review (i) the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, (ii) the Company's quarterly report on Form 10-QSB for the quarters ended March 31, 2000, and June 30, 2000, (iii) the Risk Factors, attached as Exhibit J, (the "Risk Factors") (iv) the Capitalization Schedule, attached as Exhibit K, (the "Capitalization Schedule") and (v) the Use of Proceeds Schedule, attached as Exhibit L, (the "Use of Proceeds Schedule"); (b) Investor has read, reviewed, and relied solely on the documents described in (a) above, the Company's representations and warranties and other information in this Agreement, including the exhibits, documents prepared by the Company which have been specifically provided to Investor in connection with this Offering (the documents described in this Section 3.2.4 (a) and (b) are collectively referred to as the "Disclosure Documents"), and an independent investigation made by Investor and Investor's representatives, if any; (c) Investor has, prior to the date of this Agreement, been given an opportunity to review material contracts and documents of the Company which have been filed as exhibits to the Company's filings under the Act and the Exchange Act and has had an opportunity to ask questions of and receive answers from the Company's officers and directors; and (d) is not relying on any oral representation of the Company or any other person, nor any written representation or assurance from the Company other than those contained in the Disclosure Documents or incorporated herein or therein. The foregoing, however, does not limit or modify Investor's right to rely upon covenants, representations and warranties of the Company in Sections 5 and 6 of this Agreement. Investor acknowledges and agrees that the Company has no responsibility for, does not ratify, and is under no responsibility whatsoever to comment upon or correct any reports, analyses or other comments made about the Company by any third parties, including, but not limited to, analysts' research reports or comments (collectively, "Third Party Reports"), and Investor has not relied upon any Third Party Reports in making the decision to invest.

                              3.2.5 Investment Experience; Fend for Self. Investor has substantial experience in investing in securities and it has made investments in securities other than those of the Company. Investor acknowledges that Investor is able to fend for Investor's self in the transaction contemplated by

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this Agreement, that Investor has the ability to bear the economic risk of Investor's investment pursuant to this Agreement and that Investor is an "Accredited Investor" by virtue of the fact that Investor meets the investor qualification standards set forth in Section 3.1 above. Investor has not been organized for the purpose of investing in securities of the Company, although such investment is consistent with Investor's purposes.

                    3.3 Exempt Offering Under Regulation D.

                              3.3.1 No General Solicitation. The Investment Agreement was not offered to Investor through, and Investor is not aware of, any form of general solicitation or general advertising, including, without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                              3.3.2 Restricted Securities. Investor understands that the Investment Agreement is, the Common Stock and Warrants issued at each Put Closing will be, and the Warrant Shares will be, characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction exempt from the registration requirements of the federal securities laws and that under such laws and applicable regulations such securities may not be transferred or resold without registration under the Act or pursuant to an exemption therefrom. In this connection, Investor represents that Investor is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

                              3.3.3 Disposition. Without in any way limiting the representations set forth above, Investor agrees that until the Securities are sold pursuant to an effective Registration Statement or an exemption from registration, they will remain in the name of Investor and will not be transferred to or assigned to any broker, dealer or depositary. Investor further agrees not to sell, transfer, assign, or pledge the Securities (except for any bona fide pledge arrangement to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available and provided further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein), or to otherwise dispose of all or any portion of the Securities unless and until:

                                        (a)           There is then in effect a registration statement under the Act and any applicable state securities laws covering such proposed disposition and such disposition is made in accordance with such registration statement and in compliance with applicable prospectus delivery requirements; or

                                        (b)           (i) Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition to the extent relevant for determination of the availability of an exemption from registration, and (ii) if reasonably requested by the Company, Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Securities under the Act or state securities laws. It is agreed that the Company will not require the Investor to provide opinions of counsel for transactions made pursuant to Rule 144 provided that Investor and Investor's broker, if necessary, provide the Company with the necessary representations for counsel to the Company to issue an opinion with respect to such transaction.

                    The Investor is entering into this Agreement for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not

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agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

                    3.4 Due Authorization.

                              3.4.1 Authority. The person executing this Investment Agreement, if executing this Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement and each other document included herein for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which Investor is executing this Agreement. Investor has reached the age of majority (if an individual) according to the laws of the state in which he or she resides.

                              3.4.2 Due Authorization. Investor is duly and validly organized, validly existing and in good standing as a limited liability company under the laws of Georgia with full power and authority to purchase the Securities to be purchased by Investor and to execute and deliver this Agreement.

                              3.4.3 Partnerships. If Investor is a partnership, the representations, warranties, agreements and understandings set forth above are true with respect to all partners of Investor (and if any such partner is itself a partnership, all persons holding an interest in such partnership, directly or indirectly, including through one or more partnerships), and the person executing this Agreement has made due inquiry to determine the truthfulness of the representations and warranties made hereby.

                              3.4.4 Representatives. If Investor is purchasing in a representative or fiduciary capacity, the representations and warranties shall be deemed to have been made on behalf of the person or persons for whom Investor is so purchasing.

          4.          Acknowledgments.           Investor is aware that:

                    4.1 Risks of Investment. Investor recognizes that an investment in the Company involves substantial risks, including the potential loss of Investor's entire investment herein. Investor recognizes that the Disclosure Documents, this Agreement and the exhibits hereto do not purport to contain all the information, which would be contained in a registration statement under the Act;

                    4.2 No Government Approval. No federal or state agency has passed upon the Securities, recommended or endorsed the Offering, or made any finding or determination as to the fairness of this transaction;

                    4.3 No Registration, Restrictions on Transfer. As of the date of this Agreement, the Securities and any component thereof have not been registered under the Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Act and such laws, and may not be sold, pledged (except for any limited pledge in connection with a margin account of Investor to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available and provided further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein), assigned or otherwise disposed of in the absence of an effective registration of the Securities and any component thereof under the Act or unless an exemption from such registration is available;

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                    4.4 Restrictions on Transfer. Investor may not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Securities or any component thereof in the absence of either an effective registration statement or an exemption from the registration requirements of the Act and applicable state securities laws;

                    4.5 No Assurances of Registration. There can be no assurance that any registration statement will become effective at the scheduled time, or ever, or remain effective when required, and Investor acknowledges that it may be required to bear the economic risk of Investor's investment for an indefinite period of time;

                    4.6 Exempt Transaction. Investor understands that the Securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are being relied upon by the Company in determining the applicability of such exemptions and the suitability of Investor to acquire such Securities.

                    4.7 Legends. The certificates representing the Put Shares shall not bear a legend restricting the sale or transfer thereof ("Restrictive Legend"). The certificates representing the Warrant Shares shall not bear a Restrictive Legend unless they are issued at a time when the Registration Statement is not effective for resale. It is understood that the certificates evidencing any Warrant Shares issued at a time when the Registration Statement is not effective for resale, subject to legend removal under the terms of Section 6.8 below, shall bear the following legend (the "Legend"):

"The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, nor the securities laws of any other jurisdiction. They may not be sold or transferred in the absence of an effective registration statement under those securities laws or pursuant to an exemption therefrom."

          5.          Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to Investor (which shall be true at the signing of this Agreement, and as of any such later date as contemplated hereunder) and agrees with Investor that, except as set forth in the "Schedule of Exceptions" attached hereto as Exhibit C:

                    5.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, USA and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company is not the subject of any pending, threatened or, to its knowledge, contemplated investigation or administrative or legal proceeding (a "Proceeding") by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., the Nasdaq Stock Market, Inc. or any state securities commission, or any other governmental entity, which have not been disclosed in the Disclosure Documents. None of the disclosed Proceedings, if any, will have a material adverse effect upon the Company or the market for the Common Stock. The Company has the following subsidiaries:

                    5.2 Corporate Condition. The Company's condition is, in all material respects, as described in the Disclosure Documents (as further set forth in any subsequently filed Disclosure Documents, if applicable), except for changes in the ordinary course of business and normal year-end adjustments that

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are not, in the aggregate, materially adverse to the Company. Except for continuing losses, there have been no material adverse changes to the Company's business, financial condition, or prospects since the dates of such Disclosure Documents. The financial statements as contained in the 10-KSB and 10-QSB have been prepared in accordance with generally accepted accounting principles, consistently applied (except as otherwise permitted by Regulation S-X of the Exchange Act, or Generally Accepted Accounting Principles, as applicable), subject, in the case of unaudited interim financial statements, to customary year end adjustments and the absence of certain footnotes, and fairly present the financial condition of the Company as of the dates of the balance sheets included therein and the consolidated results of its operations and cash flows for the periods then ended. Without limiting the foregoing, there are no material liabilities, contingent or actual, that are not disclosed in the Disclosure Documents (other than liabilities incurred by the Company in the ordinary course of its business, consistent with its past practice, after the period covered by the Disclosure Documents). The Company has paid all material taxes that are due, except for taxes that it reasonably disputes. There is no material claim, litigation, or administrative proceeding pending or, to the best of the Company's knowledge, threatened against the Company, except as disclosed in the Disclosure Documents. This Agreement and the Disclosure Documents do not contain any untrue statement of a material fact and do not omit to state any material fact required to be stated therein or herein necessary to make the statements contained therein or herein not misleading in the light of the circumstances under which they were made. No event or circumstance exists relating to the Company which, under applicable law, requires public disclosure but which has not been so publicly announced or disclosed.

                    5.3 Authorization. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Common Stock being sold hereunder and the issuance (and/or the reservation for issuance) of the Warrants and the Warrant Shares have been taken, and this Agreement and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except insofar as the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies. The Company has obtained all consents and approvals required for it to execute, deliver and perform each agreement referenced in the previous sentence.

                    5.4 Valid Issuance of Common Stock. The Common Stock and the Warrants, when issued, sold and delivered in accordance with the terms hereof, for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of Investor in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Warrant Shares, when issued in accordance with the terms of the Warrants, shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Investor, will be issued in compliance with all applicable U.S. federal and state securities laws. The Put Shares, the Warrants and the Warrant Shares will be issued free of any preemptive rights.

                    5.5 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws, each as amended and in effect on and as of the date of the Agreement, or of any material provision of any material instrument or material contract to which it is a party or by which it is bound or of any provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement or the Registration Rights Agreement. The execution, delivery and performance of this Agreement and the other agreements entered into in conjunction with the Offering and the consummation of the transactions contemplated hereby and thereby will not (a) result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation

26

of any lien, charge or encumbrance upon any assets of the Company, which would have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement, the Registration Rights Agreement, or (b) violate the Company's Certificate of Incorporation or By-Laws or (c) violate any statute, rule or governmental regulation applicable to the Company which violation would have a material adverse effect on the Company's business or prospects.

                    5.6 Reporting Company. The Company is subject to the reporting requirements of the Exchange Act, has a class of securities registered under Section 12 of the Exchange Act, and has filed all reports required by the Exchange Act since the date the Company first became subject to such reporting obligations. The Company undertakes to furnish Investor with copies of such reports as may be reasonably requested by Investor prior to consummation of this Offering and thereafter, to make such reports available, for the full term of this Agreement, including any extensions thereof, and for as long as Investor holds the Securities. The Common Stock is duly listed or approved for quotation on the O.T.C. Bulletin Board. The Company is not in violation of the listing requirements of the O.T.C. Bulletin Board and does not reasonably anticipate that the Common Stock will be delisted by the O.T.C. Bulletin Board for the foreseeable future. The Company has filed all reports required under the Exchange Act. The Company has not furnished to the Investor any material nonpublic information concerning the Company.

                    5.7 Capitalization. The capitalization of the Company as of the date hereof is, and the capitalization as of the Closing, subject to exercise of any outstanding warrants and/or exercise of any outstanding stock options, after taking into account the offering of the Securities contemplated by this Agreement and all other share issuances occurring prior to this Offering, will be, as set forth in the Capitalization Schedule as set forth in Exhibit K. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities. Except as disclosed in the Capitalization Schedule, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Act (except the Registration Rights Agreement).

                    5.8 Intellectual Property. The Company has valid, unrestricted and exclusive ownership of or rights to use the patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business. Exhibit M lists all patents, trademarks, trademark registrations, trade names and copyrights of the Company. The Company has granted such licenses or has assigned or otherwise transferred a portion of (or all of) such valid, unrestricted and exclusive patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business as set forth in Exhibit M. The Company has been granted licenses, know-how, technology and/or other intellectual property necessary to the conduct of its business as set forth in Exhibit M. To the best of the Company's knowledge after due inquiry, the Company is not infringing on the intellectual property rights of any third party, nor is any third party infringing on the Company's intellectual property rights. There are no restrictions in any agreements, licenses, franchises, or other instruments that preclude the Company from engaging in its business as presently conducted.

                    5.9 Use of Proceeds. As of the date hereof, the Company expects to use the proceeds from this Offering (less fees and expenses) for the purposes and in the approximate amounts set forth on the

27

Use of Proceeds Schedule set forth as Exhibit L hereto. These purposes and amounts are estimates and are subject to change without notice to any Investor.

                    5.10 No Rights of Participation. No person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the financing contemplated by this Agreement which has not been waived.
                    5.11 Company Acknowledgment. The Company hereby acknowledges that Investor may elect to hold the Securities for various periods of time, as permitted by the terms of this Agreement, the Warrants, and other agreements contemplated hereby, and the Company further acknowledges that Investor has made no representations or warranties, either written or oral, as to how long the Securities will be held by Investor or regarding Investor's trading history or investment strategies.

                    5.12           No Advance Regulatory Approval. The Company acknowledges that this Investment Agreement, the transaction contemplated hereby and the Registration Statement contemplated hereby have not been approved by the SEC, or any other regulatory body and there is no guarantee that this Investment Agreement, the transaction contemplated hereby and the Registration Statement contemplated hereby will ever be approved by the SEC or any other regulatory body. The Company is relying on its own analysis and is not relying on any representation by Investor that either this Investment Agreement, the transaction contemplated hereby or the Registration Statement contemplated hereby has been or will be approved by the SEC or other appropriate regulatory body.

                    5.13 Underwriter's Fees and Rights of First Refusal. The Company is not obligated to pay any compensation or other fees, costs or related expenditures in cash or securities to any underwriter, broker, agent or other representative in connection with this Offering.

                    5.14 Availability of Suitable Form for Registration. The Company is currently eligible and agrees to maintain its eligibility to register the resale of its Common Stock on a registration statement on a suitable form under the Act.

                    5.15 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any of the Company's securities or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under Regulation D of the Act or would require the issuance of any other securities to be integrated with this Offering under the Rules of the SEC. The Company has not engaged in any form of general solicitation or advertising in connection with the offering of the Common Stock or the Warrants.

                    5.16 Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                    5.17 Key Employees. Each "Key Employee" (as defined in Exhibit N) is currently serving the Company in the capacity disclosed in Exhibit N. No Key Employee, to the best knowledge of the

28

Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best knowledge of the Company and its subsidiaries, any intention to terminate his employment with, or services to, the Company or any of its subsidiaries.

                    5.18 Representations Correct. The foregoing representations, warranties and agreements are true, correct and complete in all material respects, and shall survive any Put Closing and the issuance of the shares of Common Stock thereby.

                    5.19 Tax Status. The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and as set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                    5.20          Transactions With Affiliates. Except as set forth in the Disclosure Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                    5.21          Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under New York law which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the issuance of the Common Stock, any exercise of the Warrants and ownership of the Common Shares and Warrant Shares. The Company has not adopted and will not adopt any "poison pill" provision that will be applicable to Investor as a result of transactions contemplated by this Agreement.

                    5.22          Other Agreements. The Company has not, directly or indirectly, made any agreements with the Investor under a subscription in the form of this Agreement for the purchase of Common Stock, relating to the terms or conditions of the transactions contemplated hereby or thereby except as expressly set forth herein, respectively, or in exhibits hereto or thereto.

                    5.23          Major Transactions. There are no other Major Transactions currently pending or contemplated by the Company.

                    5.24          Financings. There are no other financings currently pending or contemplated by the Company.

                    5.25          Shareholder Authorization. The Company shall, at its next annual shareholder meeting following its listing on either the Nasdaq Small Cap Market or the Nasdaq National Market, or at

29

a special meeting to be held as soon as practicable thereafter, use its best efforts to obtain approval of its shareholders to (i) authorize the issuance of the full number of shares of Common Stock which would be issuable under this Agreement and eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities with respect to the Company's ability to issue shares of Common Stock in excess of the Cap Amount (such approvals being the "20% Approval") and (ii) the increase in the number of authorized shares of Common Stock of the Company (the "Share Authorization Increase Approval") such that at least 5,000,000 shares can be reserved for this Offering. In connection with such shareholder vote, the Company shall use its best efforts to cause all officers and directors of the Company to promptly enter into irrevocable agreements to vote all of their shares in favor of eliminating such prohibitions. As soon as practicable after the 20% Approval and the Share Authorization Increase Approval, the Company agrees to use its best efforts to reserve 5,000,000 shares of Common Stock for issuance under this Agreement.

                    5.26 Acknowledgment of Limitations on Put Amounts. The Company understands and acknowledges that the amounts available under this Investment Agreement are limited, among other things, based upon the liquidity of the Company's Common Stock traded on its Principal Market.

          6.          Covenants of the Company.

                    6.1 Independent Auditors. The Company shall, until at least the Termination Date, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

                    6.2 Corporate Existence and Taxes; Change in Corporate Entity. The Company shall, until at least the Termination Date, maintain its corporate existence in good standing and, once it becomes a "Reporting Issuer" (defined as a Company which files periodic reports under the Exchange Act), remain a Reporting Issuer and shall pay all its taxes when due except for taxes which the Company disputes. The Company shall not, at any time after the date hereof, enter into any merger, consolidation or corporate reorganization of the Company with or into, or transfer all or substantially all of the assets of the Company to, another entity unless the resulting successor or acquiring entity in such transaction, if not the Company (the "Surviving Entity"), (i) has Common Stock listed for trading on Nasdaq or on another national stock exchange and is a Reporting Issuer, (ii) assumes by written instrument the Company's obligations with respect to this Investment Agreement, the Warrants, and the other agreements referred to herein, including but not limited to the obligations to deliver to the Investor shares of Common Stock and/or securities that Investor is entitled to receive pursuant to this Investment Agreement and upon exercise of the Warrants and agrees by written instrument to reissue, in the name of the Surviving Entity, any Commitment Warrants and Purchase Warrants (each in the same terms, including but not limited to the same reset provisions, as the Commitment Warrants and/or Purchase Warrants originally issued or required to be issued by the Company) that are outstanding immediately prior to such transaction, making appropriate proportional adjustments to the number of shares represented by such Warrants and the exercise prices of such Warrants to accurately reflect the exchange represented by the transaction.

                    6.3 Registration Rights. The Company will enter into a registration rights agreement covering the resale of the Common Shares and the Warrant Shares substantially in the form of the Registration Rights Agreement attached as Exhibit A.

                    6.4 Asset Transfers. The Company shall not (i) transfer, sell, convey or otherwise dispose of any of its material assets to any subsidiary except for a cash or cash equivalent consideration and for a proper business purpose or (ii) transfer, sell, convey or otherwise dispose of any of its material assets to

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any Affiliate, as defined below, during the Term of this Agreement. For purposes hereof, "Affiliate" shall mean any officer of the Company, director of the Company or owner of twenty percent (20%) or more of the Common Stock or other securities of the Company.

6.5 Rights of First Refusal.

          6.5.1           Capital Raising Limitations. During the period from the date of this Agreement until the date that is sixty (60) days after the Termination Date, the Company shall not issue or sell, or agree to issue or sell Equity Securities (as defined below) for cash in private capital raising transactions without obtaining the prior written approval of the Investor, which approval shall not be unreasonably withheld (except as set forth below), of the Offering (the limitations referred to in this subsection 6.5.1 are collectively referred to as the "Capital Raising Limitations"). For purposes hereof, the following shall be collectively referred to herein as, the "Equity Securities": (i) Common Stock or any other equity securities, (ii) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock or other equity securities ("Convertible Securities"), or (iii) any securities of the Company pursuant to an equity line structure or format similar in nature to this Offering ("Equity Lines"). Notwithstanding the above, the Investor may withhold its approval, whether or not such withholding of approval is deemed to be reasonable or unreasonable, with respect to the sale by the Company of Variable Rate Securities (as defined below). For purposes hereof, the following shall be collectively referred to herein as, the "Variable Equity Securities": any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (a) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, (b) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security or upon the occurrence of specified contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (c) an equity line structure or format similar in nature to this Offering.
          6.5.2          Investor's Right of First Refusal. For any private capital raising transactions of Equity Securities which close after the date hereof and on or prior to the date that is sixty (60) days after the Termination Date of this Agreement, not including any warrants issued in conjunction with this Investment Agreement, the Company agrees to deliver to Investor, at least ten (10) days prior to the closing of such transaction, written notice describing the proposed transaction, including the terms and conditions thereof, and providing the Investor and its affiliates an option (the "Right of First Refusal") during the ten (10) day period following delivery of such notice to purchase the securities being offered in such transaction on the same terms as contemplated by such transaction.

                              6.5.3 Exceptions to Capital Raising Limitations and Rights of First Refusal. Notwithstanding the above, neither the Capital Raising Limitations nor the Rights of First Refusal shall apply to any transaction involving issuances of securities in connection with a merger, consolidation, acquisition or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company or exercise of options by employees, consultants or directors, or a primary underwritten offering of the Company's Common Stock. The Capital Raising Limitations and Rights of First Refusal also shall not apply to (a) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (b) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan for the benefit of the Company's employees, directors or consultants, or (c) the issuance of debt securities, with no equity feature, incurred solely for working capital purposes.

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                    6.6 Financial 10-KSB Statements, Etc. and Current Reports on Form 8-K. The Company shall deliver to the Investor copies of its annual reports on Form 10-KSB, and quarterly reports on Form 10-QSB and shall deliver to the Investor current reports on Form 8-K within two (2) days of filing for the Term of this Agreement.

                    6.7 Opinion of Counsel. Investor shall, concurrent with the Investment Commitment Closing, receive an opinion letter from the Company's legal counsel, in the form attached as Exhibit B, or in such form as agreed upon by the parties, and shall, concurrent with each Put Date, receive an opinion letter from the Company's legal counsel, in the form attached as Exhibit I or in such form as agreed upon by the parties.

                    6.8  Removal of Legend. If the certificates representing any Securities are issued with a restrictive Legend in accordance with the terms of this Agreement, the Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if (a) the sale of such Security is registered under the Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Investor), to the effect that a public sale or transfer of such Security may be made without registration under the Act, or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144. Each Investor agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Act.

                    6.9 Listing. Subject to the remainder of this Section 6.9, the Company shall ensure that its shares of Common Stock (including all Warrant Shares and Put Shares) are listed and available for trading on the O.T.C. Bulletin Board. Thereafter, the Company shall (i) use its best efforts to continue the listing and trading of its Common Stock on the O.T.C. Bulletin Board or to become eligible for and listed and available for trading on the Nasdaq Small Cap Market, the NMS, or the New York Stock Exchange ("NYSE"); and (ii) comply in all material respects with the Company's reporting, filing and other obligations under the By-Laws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

                    6.10          The Company's Instructions to Transfer Agent. The Company will instruct the Transfer Agent of the Common Stock (the "Transfer Agent"), by delivering instructions in the form of Exhibit T hereto, to issue certificates, registered in the name of each Investor or its nominee, for the Put Shares and Warrant Shares in such amounts as specified from time to time by the Company upon any exercise by the Company of a Put and/or exercise of the Warrants by the holder thereof. Such certificates shall not bear a Legend unless issuance with a Legend is permitted by the terms of this Agreement and Legend removal is not permitted by Section 6.8 hereof and the Company shall cause the Transfer Agent to issue such certificates without a Legend. Nothing in this Section shall affect in any way Investor's obligations and agreement set forth in Sections 3.3.2 or 3.3.3 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If (a) an Investor provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) an

32

Investor transfers Securities, pursuant to Rule 144, to a transferee which is an accredited investor, the Company shall permit the transfer, and, in the case of Put Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Investor. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to an Investor by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6.10 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 6.10, that an Investor shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                    6.11 Stockholder 20% Approval. Prior to the closing of any Put that would cause the Aggregate Issued Shares to exceed the Cap Amount, if required by the rules of NASDAQ because the Company's Common Stock is listed on NASDAQ, the Company shall obtain approval of its stockholders to authorize (i) the issuance of the full number of shares of Common Stock which would be issuable pursuant to this Agreement but for the Cap Amount and eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities with respect to the Company's ability to issue shares of Common Stock in excess of the Cap Amount (such approvals being the "Stockholder 20% Approval").

                    6.12 Press Release. Any public announcement relating to this financing (a "Press Release") shall be submitted to the Investor for review at least two (2) business days prior to the planned release. The Company shall obtain the Investor's written approval of the Press Release prior to issuance by the Company.

                    6.13 Change in Law or Policy. In the event of a change in law, or policy of the SEC, as evidenced by a No-Action letter or other written statements of the SEC or the NASD which causes the Investor to be unable to perform its obligations hereunder, this Agreement shall be automatically terminated and no Termination Fee shall be due, provided that notwithstanding any termination under this section 6.13, the Investor shall retain full ownership of the Commitment Warrant as partial consideration for its commitment hereunder.

6.14. Notice of Certain Events Affecting Registration; Suspension of Right to Make a Put. The Company shall immediately notify the Investor, but in no event later than two (2) business days by facsimile and by overnight courier, upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other deferral or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated

33

therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (v) the declaration by the SEC of the effectiveness of a Registration Statement; and (vi) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, and the Company shall promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Put Notice during the continuation of any of the foregoing events.

                  6.15  Acknowledgment Regarding Investor's Purchase of the Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor's purchase of the Securities. The Company further represents to the Investor that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

                  6.16. Liquidated Damages. The parties hereto acknowledge and agree that the sums payable as Non-Usage Fees, Termination Fees and Ineffective Registration Payments shall each give rise to liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred by the Investor is incapable or is difficult to precisely estimate, (b) the amounts specified bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor, and (c) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

                    6.17. Copies of Financial Statements, Reports and Proxy Statements. Promptly upon the mailing thereof to the shareholders of the Company generally, the Company shall deliver to the Investor copies of all financial statements, reports and proxy statements so mailed and any other document generally distributed to shareholders.

                    6.18. Notice of Certain Litigation.   Promptly following the commencement thereof, the Company shall provide the Investor written notice and a description in reasonable detail of any litigation or proceeding to which the Company or any subsidiary of the Company is a party, in which the amount involved is $250,000 or more and which is not covered by insurance or in which injunctive or similar relief is sought.

          7.          Miscellaneous.

                    7.1 Representations and Warranties Survive the Closing; Severability. Investor's and the Company's representations and warranties shall survive the Investment Date and any Put Closing contemplated by this Agreement notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, or is altered by a term required by the Securities Exchange Commission to be included in the Registration Statement, this Agreement shall continue in full force and effect without said provision; provided that if the removal of such provision materially changes the economic benefit of this Agreement to the Investor, this Agreement shall terminate.

                    7.2 Successors and Assigns. This Agreement shall not be assignable without the Company's written consent. If assigned, the terms and conditions of this Agreement shall inure to the benefit of and

34

be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Investor may assign Investor's rights hereunder, in connection with any private sale of the Common Stock of such Investor, so long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement in a form acceptable to the Company and provides an original copy of such acknowledgment to the Company.

                    7.3 Execution in Counterparts Permitted. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

                    7.4 Titles and Subtitles; Gender. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The use in this Agreement of a masculine, feminine or neuter pronoun shall be deemed to include a reference to the others.

                    7.5 Written Notices, Etc. Any notice, demand or request required or permitted to be given by the Company or Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, or by facsimile or upon receipt if by overnight or two (2) day courier, addressed to the parties at the addresses and/or facsimile telephone number of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing; provided, however, that in order for any notice to be effective as to the Investor such notice shall be delivered and sent, as specified herein, to all the addresses and facsimile telephone numbers of the Investor set forth at the end of this Agreement or such other address and/or facsimile telephone number as Investor may request in writing.

                    7.6 Expenses. Except as set forth in the Registration Rights Agreement, each of the Company and Investor shall pay all costs and expenses that it respectively incurs, with respect to the negotiation, execution, delivery and performance of this Agreement.

                    7.7 Entire Agreement; Written Amendments Required. This Agreement, including the Exhibits attached hereto, the Common Stock certificates, the Warrants, the Registration Rights Agreement, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants, whether oral, written, or otherwise except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

                    7.8  Actions at Law or Equity; Jurisdiction and Venue. The parties acknowledge that any and all actions, whether at law or at equity, and whether or not said actions are based upon this Agreement between the parties hereto, shall be filed in any state or federal court sitting in New York, New York. New York law shall govern both the proceeding as well as the interpretation and construction of the Transaction Documents and the transaction as a whole. In any litigation between the parties hereto, the prevailing party, as found by the court, shall be entitled to an award of all attorney's fees and costs of court. Should the court refuse to find a prevailing party, each party shall bear its own legal fees and costs.

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                    7.9   Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on the Principal Market on any given Trading Day for the purposes of this Agreement shall be the Bloomberg L.P. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

8.          Subscription and Wiring Instructions; Irrevocability.

(a)          Wire transfer of Subscription Funds. Investor shall deliver Put Dollar Amounts (as payment towards any Put Share Price) by wire transfer, to the Company pursuant to a wire instruction letter to be provided by the Company, and signed by the Company.

                    (b)          Irrevocable Subscription. Investor hereby acknowledges and agrees, subject to the provisions of any applicable laws providing for the refund of subscription amounts submitted by Investor, that this Agreement is irrevocable and that Investor is not entitled to cancel, terminate or revoke this Agreement or any other agreements executed by such Investor and delivered pursuant hereto, and that this Agreement and such other agreements shall survive the death or disability of such Investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Securities subscribed for are to be owned by more than one person, the obligations of all such owners under this Agreement shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns.

          9.          Indemnification and Reimbursement.

                              (a) Indemnification. In consideration of the Investor's execution and delivery of the Investment Agreement, the Registration Rights Agreement and the Warrants (the "Transaction Documents") and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless Investor and all of its stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents, members, partners or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorney's fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or documents contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim, derivative or otherwise, by any stockholder of the Company based on a breach or alleged breach by the Company or any of its officers or directors of their fiduciary or other obligations to the stockholders of the Company, or (d) claims made by third parties against any of the Indemnitees based on a violation of Section 5 of the Securities Act caused by the integration of the private sale of common stock to the Investor and the public offering pursuant to the Registration Statement.

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          To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which it would be required to make if such foregoing undertaking was enforceable which is permissible under applicable law.

          Promptly after receipt by an Indemnified Party of notice of the commencement of any action pursuant to which indemnification may be sought, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (hereinafter "Indemnitor") under this Section 9, deliver to the Indemnitor a written notice of the commencement thereof and the Indemnitor shall have the right to participate in and to assume the defense thereof with counsel reasonably selected by the Indemnitor, provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the Indemnitor, if representation of such Indemnified Party by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnitor within a reasonable time of the commencement of any such action, if prejudicial to the Indemnitor's ability to defend such action, shall relieve the Indemnitor of any liability to the Indemnified Party under this Section 9, but the omission to so deliver written notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnified Party other than under this Section 9 to the extent it is prejudicial.

                              (b) Reimbursement. If (i) the Investor, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by any stockholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if the Investor is impleaded in any such action, proceeding or investigation by any person or entity, or (ii) the Investor, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if the Investor is impleaded in any such action, proceeding or investigation by any person or entity, then in any such case, the Company will reimburse the Investor for its reasonable legal and other expenses (including the cost of any investigation and preparation ) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which the Investor is a named party, the Company will pay the Investor the charges, as reasonably determined by the Investor, for the time of any officers or employees of the Investor devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearing, trials or pretrial matters, or otherwise with respect to inquiries, hearing, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Investor who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Investor and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Investor and any such Affiliate and any such person or entity. The Company also agrees that neither any the Investor nor any such Affiliate, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the Investor or any inaccuracy in any representation or warranty of the Investor contained herein or any breach by the Investor of any of the provisions hereof.

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[INTENTIONALLY LEFT BLANK]

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          10.          Accredited Investor. Investor is an "accredited investor" because (check all applicable boxes):

          (a)          [ ]          it is an organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, limited duration company, limited liability company, business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

          (b)          [ ]          any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

          (c)          [ ]          a natural person, who

                        [ ]          is a director, executive officer or general partner of the issuer of the securities being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

                        [ ]          has an individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeding $1,000,000.

                        [ ]          had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

          (d)          [ U ]          an entity each equity owner of which is an entity described in a - b above or is an individual who could check one (1) of the last three (3) boxes under subparagraph (c) above.

          (e)          [ ]          other [specify] _____________________________________ _____________________.

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          The undersigned hereby subscribes the Maximum Offering Amount and acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

          IN WITNESS WHEREOF, the undersigned Investor does represent and certify under penalty of perjury that the foregoing statements are true and correct and that Investor by the following signature(s) executed this Agreement.

Dated this 5th day of September, 2000.

SWARTZ PRIVATE EQUITY, LLC

By:        /S/ ERIC S. SWARTZ
 Eric S. Swartz, Manager

SECURITY DELIVERY INSTRUCTIONS:

Swartz Private Equity, LLC
C/o Eric S. Swartz
200 Roswell Summit, Suite 285
1080 Holcomb Bridge Road
Roswell, GA 30076
Telephone: (770) 640-8130

THIS AGREEMENT IS ACCEPTED BY THE COMPANY IN THE AMOUNT OF THE
MAXIMUM OFFERING AMOUNT ON THE _5th_ DAY OF SEPTEMBER, 2000.

TORVEC, INC. By: /S/ KEITH E. GLEASMAN Keith E. Gleasman, President

Address:	Attn: Keith E. Gleasman 11 Pondview Drive Pittsford, New York 14534 Telephone (716) 248-8549 Facsimile (716) 383-0175

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ADVANCE PUT NOTICE

TORVEC, INC. (the "Company") hereby intends, subject to the Individual Put Limit (as defined in the Investment Agreement), to elect to exercise a Put to sell the number of shares of Common Stock of the Company specified below, to _______ ______________________, the Investor, as of the Intended Put Date written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about September 5, 2000.

Date of Advance Put Notice: ___________________

Intended Put Date: ___________________________

Intended Put Share Amount: __________________

Company Designation Maximum Put Dollar Amount (Optional):
________________________________________.
Company Designation Minimum Put Share Price (Optional):
________________________________________.

TORVEC, INC. By: Keith E. Gleasman, President

Address:	Attn: Keith E. Gleasman 11 Pondview Drive Pittsford, NY 14534 Telephone: (716) 248-8549 Facsimile: (716) 383-0175

EXHIBIT E

CONFIRMATION OF ADVANCE PUT NOTICE

_________________________________, the Investor, hereby confirms receipt of TORVEC, INC.'s (the "Company") Advance Put Notice on the Advance Put Date written below, and its intention to elect to exercise a Put to sell shares of common stock ("Intended Put Share Amount") of the Company to the Investor, as of the intended Put Date written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or September 5, 2000.

Date of Confirmation: ________________________

Date of Put Notice: ___________________

Put Date: ___________________________

Intended Put Share Amount: __________________

Company Designation Maximum Put Dollar Amount (Optional):
________________________________________.
Company Designation Minimum Put Share Price (Optional):
________________________________________.

INVESTOR(S) Investor's Name By: Signature

Address: Telephone No.: Facsimile No.:	_______________________ _______________________ _______________________ _______________________ _______________________

EXHIBIT F

PUT NOTICE

TORVEC, INC. (the "Company") hereby elects to exercise a Put to sell shares of common stock ("Common Stock") of the Company to _____________________________, the Investor, as of the Put Date, at the Put Share Price and for the number of Put Shares written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about September 5, 2000.

Put Date: ___________________

Intended Put Date Amount (from Advance Put Notice): ___________________________ Common Shares

Company Designation Maximum Put Dollar Amount (Optional):
________________________________________.
Company Designation Minimum Put Share Price (Optional):
________________________________________.

Note: Capitalized terms shall have the meanings ascribed to them in this Investment Agreement.

TORVEC, INC. By: Keith E. Gleasman, President

Address:	Attn: Keith E. Gleasman 11 Pondview Drive Pittsford, NY 14534 Telephone: (716) 248-8549 Facsimile: (716) 383-0175

EXHIBIT G

CONFIRMATION OF PUT NOTICE

_________________________________, the Investor, hereby confirms receipt of TORVEC, Inc. (the "Company") Put Notice and election to exercise a Put to sell ___________________________ shares of common stock ("Common Stock") of the Company to Investor, as of the Put Date, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about September 5, 2000.

Date of Confirmation: ________________________

Date of Put Notice: ___________________

Put Date: ___________________________

Intended Put Share Amount: __________________

Company Designation Maximum Put Dollar Amount (Optional):
________________________________________.
Company Designation Minimum Put Share Price (Optional):
________________________________________.

INVESTOR(S) Investor's Name By: ; Signature

Address: Telephone No.: Facsimile No.:	_______________________ _______________________ _______________________ _______________________ _______________________

EXHIBIT H

PUT CANCELLATION NOTICE

TORVEC, INC. (the "Company") hereby cancels the Put specified below, pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about September 5, 2000, as of the close of trading on the date specified below (the "Cancellation Date," which date must be on or after the date that this notice is delivered to the Investor), provided that such cancellation shall not apply to the number of shares of Common Stock equal to the Truncated Put Share Amount (as defined in the Investment Agreement).

Cancellation Date: _____________________ Put Date of Put Being Canceled: __________ Number of Shares Put on Put Date: _________ Reason for Cancellation (check one):

.	[ ] Material Facts, Ineffective Registration Period [ ] Delisting Event

The Company understands that, by canceling this Put, it must give twenty (20) Business Days advance written notice to the Investor before effecting the next Put.

Address:	TORVEC, INC. By: Keith E. Gleasman, President Attn: Keith E. Gleasman 11 Pondview Drive Pittsford, New York 14534 Telephone (716) 248-8549 Facsimile (716) 383-0175

EXHIBIT Q

PUT CANCELLATION NOTICE CONFIRMATION

The undersigned Investor to that certain Investment Agreement (the "Investment Agreement") by and between the TORVEC, Inc.'s, and Swartz Private Equity, LLC dated on or about September 5, 2000, hereby confirms receipt of TORVEC, Inc.'s (the "Company") Put Cancellation Notice, and confirms the following:

Date of this Confirmation:_________________ Put Cancellation Date: _______________________

INVESTOR(S) Investor's Name By: (Signature)

Address: Telephone No.: Facsimilie No.:	______________________________ ______________________________ ______________________________ ______________________________ ______________________________

EXHIBIT S

                                                                            EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of September 5, 2000, by and among TORVEC, Inc., a corporation duly incorporated and existing under the laws of the State of New York (the "Company"), and the investor as named on the signature page hereto (hereinafter referred to as "Investor").

RECITALS:

          WHEREAS, pursuant to the Company's offering ("Offering") of up to Fifty Million Dollars ($50,000,000) of Common Stock of the Company, pursuant to that certain Investment Agreement of even date herewith (the "Investment Agreement") between the Company and the Investor, the Company has agreed to sell and the Investor has agreed to purchase, from time to time as provided in the Investment Agreement, shares of the Company's Common Stock for a maximum aggregate offering amount as described above;

          WHEREAS, pursuant to the terms of the Investment Agreement, the Company has agreed to issue to the Investor the Commitment Warrants and, from time to time, the Purchase Warrants, each as defined in the Investment Agreement, and in certain events Additional Warrants (as defined in the Warrant Antidilution Agreement between the Company and the Investor) to purchase a number of shares of Common Stock, exercisable for five (5) years from their respective dates of issuance (collectively, the "Warrants"); and

          WHEREAS, pursuant to the terms of the Investment Agreement, the Company has agreed to provide the Investor with certain registration rights with respect to the Common Stock to be issued in the Offering and the Common Stock issuable upon exercise of the Warrants as set forth in this Agreement.

TERMS:

          NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1.          Certain Definitions. As used in this Agreement (including the Recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both singular and plural forms of the terms defined):

                    "Additional Registration Statement" shall have the meaning set forth in Section 3(b).

                    "Additional Warrants" shall have the meaning ascribed to it the Warrant Antidilution Agreement between the Company and the Investor.

                    "Amended Registration Statement" shall have the meaning set forth in Section 3(b).

                    "Business Day" shall have the meaning set forth in the Investment Agreement.

                    "Closing Bid Price" shall have the meaning set forth in the Investment Agreement.

                    "Common Stock" shall mean the common stock, par value $0.01, of the Company.

                    "Due Date" shall mean the date that is one hundred twenty (120) days after the date of this Agreement.

                    "Effective Date" shall have the meaning set forth in Section 2.3.

                    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

                    "Filing Deadline" shall mean the date that is forty-five (45) days after the date of this Agreement.

                    "Ineffective Period" shall mean any period of time after the Effective Date during the term hereof that the Registration Statement or any Supplemental Registration Statement (each as defined herein) becomes ineffective or unavailable for use for the sale or resale, as applicable, of any or all of the Registrable Securities (as defined herein) for any reason (or in the event the prospectus under either of the above is not current and deliverable).

                    "Investment Agreement" shall have the meaning set forth in the Recitals hereto.

                    "Investor" shall have the meaning set forth in the preamble to this Agreement.

                    "Holder" shall mean Investor, and any other person or entity owning or having the right to acquire Registrable Securities or any permitted assignee.

                    "Piggyback Registration" and "Piggyback Registration Statement" shall have the meaning set forth in Section 4.

                    "Put" shall have the meaning as set forth in the Investment Agreement.

                    "Register," "Registered," and "Registration" shall mean and refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule, and the declaration or ordering of effectiveness of such registration statement or document.

                    "Registrable Securities" shall have the meaning set forth in Section 2.1.

                    "Registration Statement" shall have the meaning set forth in Section 2.2.

                    "Rule 144" shall mean Rule 144, as amended, promulgated under the Securities Act.

                    "Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

                    "Supplemental Registration Statement" shall have the meaning set forth in Section 3(b).

                    "Warrants" shall have the meaning set forth in the above Recitals.

                    "Warrant Shares" shall mean shares of Common Stock issuable upon exercise of any Warrant.

          2.          Required Registration.

                    2.1          Registrable Securities. "Registrable Securities" shall mean those shares of the Common Stock of the Company together with any capital stock issued in replacement of, in exchange for or otherwise in respect of such Common Stock, that are: (i) issuable or issued to the Investor pursuant to the Investment Agreement, (ii) issuable or issued upon exercise of the Warrants, or (iii) issued or issuable pursuant to the Warrant Antidilution Agreement between the Company and the Investor; provided, however, that notwithstanding the above, the following shall not be considered Registrable Securities:

                              (a) any Common Stock which would otherwise be deemed to be Registrable Securities, if and to the extent that those shares of Common Stock may be resold in a public transaction without volume limitations or other material restrictions without registration under the Securities Act, including without limitation, pursuant to Rule 144 under the Securities Act; and

                              (b) any shares of Common Stock which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

                    2.2          Filing of Initial Registration Statement. The Company shall, by the Filing Deadline, file a registration statement ("Registration Statement") on Form SB-2 (or other suitable form, at the Company's discretion, but subject to the reasonable approval of Investor), covering the resale of a number of shares of Common Stock as Registrable Securities equal to at least Five Million (5,000,000) shares of Common Stock and shall cover, to the extent allowed by applicable law, such indeterminate number of additional shares of Common Stock that may be issued or become issuable as Registrable Securities by the Company pursuant to Rule 416 of the Securities Act. In the event that the Company has not filed the Registration Statement by the Filing Deadline, then the Company shall pay to Investor an amount equal to $500, in cash, for each Business Day after the Filing Deadline until such Registration Statement is filed, payable within ten (10) Business Days following the end of each calendar month in which such payments accrue. In addition, anytime the Company has issued Additional Warrants to the Investor totaling two hundred thousand (200,000) shares which are not registered for resale, the Company shall promptly file a registration statement (on Form SB-2, or other suitable form, at the Company's discretion, but subject to the reasonable approval of Investor), covering the resale of a number of shares of Common Stock as Registrable Securities equal to at least the number of Additional Warrant shares that are not registered for resale and shall cover, to the extent allowed by applicable law, such indeterminate number of additional shares of Common Stock that may be issued or become issuable as Registrable Securities by the Company pursuant to Rule 416 of the Securities Act.

                    2.3          Registration Effective Date. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC (the date of such effectiveness is referred to herein as the "Effective Date") by the Due Date.

                    2.4          Shelf Registration. The Registration Statement shall be prepared as a "shelf" registration statement under Rule 415, and shall be maintained effective until all Registrable Securities are resold pursuant to the Registration Statement.

                    2.5          Supplemental Registration Statement. Anytime the Registration Statement does not cover a sufficient number of shares of Common Stock to cover all outstanding Registrable Securities, the Company shall promptly prepare and file with the SEC such Supplemental Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all such Registrable Securities and shall use its best efforts to cause such Supplemental Registration Statement to be declared effective as soon as possible.

          3.          Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously and reasonably possible:

                    (a) Prepare and file with the Securities and Exchange Commission ("SEC") a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective and to remain effective until the earlier of (i) the date that all Registrable Securities are resold pursuant to such Registration Statement, or (ii) the date that is one (1) year after the Termination Date (as defined in the Investment Agreement).

                    (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement ("Amended Registration Statement") or prepare and file any additional registration statement ("Additional Registration Statement," together with the Amended Registration Statement, "Supplemental Registration Statements") as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Supplemental Registration Statements or such prior registration statement and to cover the resale of all Registrable Securities.

                    (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus (if applicable), in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                    (d) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of the jurisdictions in which the Holders are located, of such other jurisdictions as shall be reasonably requested by the Holders of the Registrable Securities covered by such Registration Statement and of all other jurisdictions where legally required, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                    (e)          [Intentionally Omitted].

                    (f) As promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

                    (g) Provide Holders with notice of the date that a Registration Statement or any Supplemental Registration Statement registering the resale of the Registrable Securities is declared effective by the SEC, and the date or dates when the Registration Statement is no longer effective.

                    (h) Provide Holders and their representatives the opportunity and a reasonable amount of time, based upon reasonable notice delivered by the Company, to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers and directors for questions regarding such information as it relates to information contained in the Registration Statement.

                    (i) Provide Holders and their representatives the opportunity to review the Registration Statement and all amendments or supplements thereto prior to their filing with the SEC by giving the Holder at least five (5) business days advance written notice prior to such filing.

                    (j) Provide each Holder with prompt notice of the issuance by the SEC or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for such purpose. The Company shall use its best efforts to prevent the issuance of any stop order and, if any is issued, to obtain the removal thereof at the earliest possible date.

                    (k) Use its best efforts to list the Registrable Securities covered by the Registration Statement with all securities exchanges or markets on which the Common Stock is then listed and prepare and file any required filing with the NASD, American Stock Exchange, NYSE and any other exchange or market on which the Common Stock is listed.

     4.          Ineffective Period.

               (a) Ineffective Period Payment. Within five (5) Business Days of the last day of any Ineffective Period, the Company will pay to the Investor in cash ("Ineffective Period Payments"), as liquidated damages for such suspension and not as a penalty, an amount equal to the number of shares of Common Stock issued to the Investor in any Put with a Pricing Period End Date (as defined in the Investment Agreement) that is thirty (30) business days or less prior to the date that the Ineffective Period commences, multiplied by the difference of

          (i) the highest closing price of the Company's Common Stock for any trading day during the Ineffective Period,

          minus

          (ii) the lowest closing price of the Company's Common Stock for the five (5) trading days including and immediately following the last trading day of such Ineffective Period.

               (b) Liquidated Damages. The parties hereto acknowledge and agree that the sums payable as Ineffective Period Payments shall give rise to liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred by the Holder is incapable or is difficult to precisely estimate, (ii) the amounts specified bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor, and (iii) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

          5.          Piggyback Registration. If anytime prior to the date that the Registration Statement is declared effective or during any Ineffective Period (as defined in the Investment Agreement) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Securities Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity), the Company shall, at such time, promptly give each Holder written notice of such registration (a "Piggyback Registration Statement"). Upon the written request of each Holder given by fax within ten (10) days after mailing of such notice by the Company, the Company shall cause to be included in such registration statement under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered ("Piggyback Registration") to the extent such inclusion does not violate the registration rights of any other security holder of the company granted prior to the date hereof; provided, however, that nothing herein shall prevent the Company from withdrawing or abandoning such registration statement prior to its effectiveness.

          6.          Limitation on Obligations to Register under a Piggyback Registration. In the case of a Piggyback Registration pursuant to an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the related Piggyback Registration Statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Registrable Securities to be included in such Piggyback Registration Statement, to the extent any such Registrable Securities may be included in such Piggyback Registration Statement, shall be allocated among all Holders who had requested Piggyback Registration pursuant to the terms hereof, in the proportion that the number of Registrable Securities which each such Holder seeks to register bears to the total number of Registrable Securities sought to be included by all Holders. If required by the managing underwriter of such an underwritten public offering, the Holders shall enter into an agreement limiting the number of Registrable Securities to be included in such Piggyback Registration Statement and the terms, if any, regarding the future sale of such Registrable Securities.

          7.          Dispute as to Registrable Securities. In the event the Company believes that shares sought to be registered under Section 2 or Section 5 by Holders do not constitute "Registrable Securities" by virtue of Section 2.1 of this Agreement, and the status of those shares as Registrable Securities is disputed, the Company shall provide, at its expense, an Opinion of Counsel, reasonably acceptable to the Holders of the Securities at issue (and satisfactory to the Company's transfer agent to permit the sale and transfer), that those securities may be sold immediately, without volume limitation or other material restrictions, without registration under the Securities Act, by virtue of Rule 144 or similar provisions.

          8.          Furnish Information. At the Company's request, each Holder shall furnish to the Company such information regarding Holder, the Registrable Securities held by it, and the intended method of disposition of such securities to the extent required to effect the registration of its Registrable Securities or to determine that registration is not required pursuant to Rule 144 or other applicable provision of the Securities Act. The Company shall include all information provided by such Holder pursuant hereto in the Registration Statement, substantially in the form supplied, except to the extent such information is not permitted by law.

          9.          Expenses. All expenses, other than commissions and fees and expenses of counsel to the selling Holders, incurred in connection with registrations, filings or qualifications pursuant hereto, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company.

          10.          Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                    (a)          To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners, legal counsel, and accountants of each Holder, any underwriter (as defined in the Securities Act, or as deemed by the Securities Exchange Commission, or as indicated in a registration statement) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements or omissions: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person; provided however, that the above shall not relieve the Company from any other liabilities which it might otherwise have.

                    (b)           Each Holder of any securities included in such registration being effected shall indemnify and hold harmless the Company, its directors and officers, each underwriter and each other person, if any, who controls (within the meaning of the Securities Act) the Company or such other indemnified party, against any liability, joint or several, to which any such indemnified party may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission by such Holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Holder specifically for use therein. Such Holder shall reimburse any indemnified party for any legal fees incurred in investigating or defending any such liability; provided, however, that such Holder's obligations hereunder shall be limited to an amount equal to the proceeds to such Holder of the securities sold in any such registration; and provided further, that no Holder shall be required to indemnify any party against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of such party to deliver a prospectus as required by the Securities Act.

                    (c)          Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume, the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

                    (d)          In the event that the indemnity provided in paragraphs (a) and/or (b) of this Section 10 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree to contribute to the aggregate claims, losses, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Holders may be subject in such proportion as is appropriate to reflect the relative fault of the Company and the Holders in connection with the statements or omissions which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by the Holders. The Company and the Holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person who controls a Holder of Registrable Securities within the meaning of either the Securities Act or the Exchange Act and each director, officer, partner, employee and agent of a Holder shall have the same rights to contribution as such holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each director and officer of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                    (e)          The obligations of the Company and Holders under this Section 10 shall survive the resale, if any, of the Common Stock, the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, and otherwise.

          11.          Reports Under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

                    (a)          make and keep public information available, as those terms are understood and defined in Rule 144; and

                    (b)          use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

          12.          Amendments to Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the written consent of each Holder affected thereby. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company. The Company will provide the Investor five (5) business days notice prior to filing any amendment to the Registration Statement or any amendment or supplement to the Prospectus and shall give the Investor the opportunity to review and comment on any such amendment or supplement. Failure of the Investor to comment within five (5) business days shall not preclude the Company from filing such amendment or supplement after such notice period has expired.

          13.          Notices. All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to (i) the Company at: TORVEC, Inc., Keith E. Gleasman, President; 11 Pondview Drive, Pittsford, NY 14534; Telephone (716) 248-8549, Facsimile (716) 383-0175, (or at such other location as directed by the Company in writing) and (ii) the Holders at their respective last address as the party as shown on the records of the Company. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.

14.          Termination. This Agreement shall terminate on the date all Registrable Securities cease to exist (as that term is defined in Section 2.1 hereof); but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination (ii) other indemnification obligations under this Agreement.

          15.          Assignment. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registrable Securities included in a Registration, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement), and the Company hereby agrees to file an amended registration statement including such transferee as a selling security holder thereunder; and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Securities are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

          16.          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Securities Act or the Exchange Act, which matters shall be construed and interpreted in accordance with such laws. Any dispute arising out of or relating to this Agreement or the breach, termination or validity hereof shall be finally settled by the federal or state courts located in Fulton County, Georgia.

          17.          Execution in Counterparts Permitted. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

          18.          Specific Performance. The Holder shall be entitled to the remedy of specific performance in the event of the Company's breach of this Agreement, the parties agreeing that a remedy at law would be inadequate.

          19.          Indemnity. Each party shall indemnify each other party against any and all claims, damages (including reasonable attorney's fees), and expenses arising out of the first party's breach of any of the terms of this Agreement.

          20.          Entire Agreement; Written Amendments Required. This Agreement, including the Exhibits attached hereto, the Investment Agreement, the Common Stock certificates, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein,

[INTENTIONALLY LEFT BLANK]

neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this 5th day of September, 2000.
TORVEC, INC. By: Keith E. Gleasman, President & CEO

Address:	11 Pondview Drive Pittsford, NY 14534 Telephone: (716) 248-8549 Facsimile: (716) 383-0175

INVESTOR: SWARTZ PRIVATE EQUITY, LLC. By: Eric S. Swartz, Manager

Address:	1080 Holcomb Bridge Road Bldg. 200, Suite 285 Roswell, GA 30076 Telephone: (770) 640-8130 Facsimile: (770) 640-7150

ACKNOWLEDGEMENT AND AGREEMENT

          With respect to the Investment Agreement entered into as of September 5, 2000, by and between TORVEC, Inc., a corporation duly incorporated and existing under the laws of the State of New York (the "Company") and Swartz Private Equity, LLC (hereinafter referred to as "Swartz"), the Company hereby agrees and acknowledges the following:

The Company acknowledges that the Investor may sell the Put Shares any time, and from time to time, after the Put Date for such shares, and that such sales may occur during a Pricing Period or Pricing Periods and may have the effect of reducing the Purchase Price.

          Furthermore, the Company agrees to present the proposed final registration statement to be filed pursuant to the terms of the Registration Rights Agreement entered into in conjunction with the Investment Agreement to Swartz for its review at least five (5) business days prior to the proposed filing date, and to obtain Swartz's final comments to the registration statement before filing it with the SEC.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this 5th day of September, 2000.

TORVEC, INC. By: ________________________________ Keith F. Gleasman, President TORVEC, Inc. 11 Pondview Drive Pittsford, NY 14534 Telephone: (716) 248-8549 Facsimile: (716) 383-0175

INVESTOR:
SWARTZ PRIVATE EQUITY, LLC.

By: ________________________________
          Eric S. Swartz, Manager

1080 Holcomb Bridge Road
Bldg. 200, Suite 285
Roswell, GA 30076
Telephone: (770) 640-8130
Facsimile: (770) 640-7150

                                                                                                                    EXHIBIT B

September 5, 2000

Swartz Private Equity, LLC
1080 Holcomb Bridge Road
200 Roswell Summit, Suite 285
Roswell, GA 30076

          Re:    Torvec, Inc.
                    Private Equity Line Commitment Opinion

Gentlepersons,

We have acted as special counsel to Torvec, Inc., a New York corporation ("Company"), in connection with the Regulation D Common Stock Private Equity Line Investment Agreement, dated as of September 5, 2000, by and between the Company and the Investor named therein ("Investment Agreement"), and the issuance and sale of shares of the Company's Common Stock, $.01 par value ("Common Stock"), provided for thereunder. This opinion is being delivered to you pursuant to Section 6.7 of the Investment Agreement. Capitalized terms used herein without definition have the respective meanings assigned to them in the Investment Agreement and Registration Rights Agreement.

In connection with and as the basis for these opinions, we have examined originals or copies, certified or otherwise identified to us, of certain documents, corporate records and other instruments, including the following (i) the Certificate of Incorporation of the Company, as amended, certified by the Secretary of the Company; (ii) By-laws of the Company as in effect on September 5, 2000, as certified by an officer of the Company, (iii) a certificate dated August 21, 2000 by the Secretary of State of the State of New York regarding the existence and good standing of the Company as a corporation under the laws of the State of New York and a review of the New York State Secretary of State's internet website as to the Company's continued good standing; (iv) the minute books of the Company, including copies, certified to our satisfaction, of resolutions adopted by the Board of Directors of the Company on September 5, 2000, (v) the Investment Agreement; (vi) the Registration Rights Agreement; (vii) Irrevocable Instructions to Transfer Agents; (viii) the Commitment Warrant to purchase the Company's Common Stock issued to each such Investor (the "Warrant Holders") in accordance with the Investment Agreement and (ix) the Purchase Warrants (together with the Commitment Warrant, collectively

Swartz Private Equity, LLC
September 5, 2000

referred to as the "Warrants") to purchase the Company's Common Stock to be issued to each such Investor (the Warrant Holders) in accordance with the Investment Agreement. The foregoing are sometimes referred to in this Opinion as the "Transaction Documents."

We have also examined such other documents, records, certificates and questions of law as we have considered necessary or appropriate for the purpose of this opinion.

We have also examined, relied upon, and assumed the accuracy, where appropriate, of the representations and warranties of the Company and the other parties thereto contained in the Transaction Documents as to the matters of fact therein represented. As to certain questions of fact material to the opinions contained herein, we have, when appropriate, relied upon the representations of each party made in the Investment Agreement and other Transaction Documents and certificates or statements of public officials and officers and agents of the Company, and we have assumed that any certificates or statements of public officials dated earlier than the date hereof are accurate on the date hereof as if made on and as of such date.

In our examination of Transaction Documents described above, we have assumed the genuine of all signatures of parties other than the Company, the authenticity of all documents submitted to us as originals and the conformity to authentic originals of all documents submitted to us as copies.

With respect to our opinions in paragraph 2 hereof that the Common Stock, when issued, upon exercise of the Put Shares and the Warrants and fulfillment of the terms of the Transaction Documents, respectively, will be validly issued, we have assumed that (i) such Common Stock will be evidenced by appropriate certificates, duly executed and delivered and (ii) the Company will maintain a sufficient number of authorized and unissued shares of Common Stock, at all times while the Investment Agreement and Warrants are outstanding, to permit the issuance of the Put Shares and the exercise of the Warrants in accordance with their terms.

In addition, we have assumed that the representations and warranties as to factual matters and acknowledgments made by each Investor in Sections 3 and 4 of the Investment Agreement are true. We have also assumed that each Investor has received all of the documents that each Investor was required to receive under the Investment Agreement.

Based upon and subject to the foregoing and the qualifications, limitations and assumptions set forth herein, it is our opinion that, as of the date hereof:

          1.          The Company is a corporation duly incorporated and validly existing under the laws of the State of New York. The Company has the corporate power and authority to carry on its business as currently conducted. The Company is duly qualified as a

Swartz Private Equity, LLC
September 5, 2000

foreign corporation in every jurisdiction that such qualification is necessary, except where the failure to so qualify would not have a material adverse effect.

          2.          The execution, delivery and performance of the Transaction Documents, the issuance of the Common Stock, the issuance of the Warrants and the issuance of the Common Stock upon exercise of the Warrants have been duly approved by all required corporate action on the part of the Company, and except for approval by the Company's stockholders of the issuance of Common Stock in excess of the Cap Amount, no further consents of the Company or its Board of Directors or stockholders are required.

          3.          In the Course of the preparation of the Transaction Documents, which involved, among other things, discussions and inquiries concerning the various legal matters and the review of certain corporate records, documents and proceedings, we participated in conferences with certain officers and other representatives of the Company during which the contents of the Transaction Documents and related matters were discussed, and we advised the Company as to the requirements of the Securities Act (including Regulation D thereunder) and the applicable rules and regulations thereunder. During the course of the representation nothing has come to our attention to cause us to have reason to believe that the Transaction Documents contained any untrue statement of a material fact or omit a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          4.          The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock ($.01 par value) and 100,000,000 shares of Preferred Stock ($.01 par value). To the best of our knowledge, the outstanding issued capital stock of the Company is set forth in the Capitalization Schedule included as Schedule K to the Investment Agreement. The outstanding shares of Common Stock and Preferred Stock of the Company are validly authorized and issued, fully paid and non-assessable, without any personal liability attaching to the ownership thereof, and such shares of capital stock have not been issued, and are not owned or held in violation of any preemptive or similar rights of stockholders known to me.

          5.          When the Put Shares are issued in accordance with the Investment Agreement, or when shares of Common Stock are issued upon exercise of the Warrants in accordance with the terms of the Warrants, such shares of Common Stock will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Company, free of all statutory or, to our knowledge, preemptive or similar rights.

          6.          The Investment Agreement, the Registration Rights Agreement and the irrevocable Instructions to Transfer Agent have been duly executed and delivered and are valid and binding obligations of the Company, enforceable in accordance with their respective terms.

Swartz Private Equity, LLC
September 5, 2000

          7.          It will not be necessary, in connection with the execution of the Investment Agreement and the issuance and sale of the Put Shares to register such securities under the Securities Act of 1933, as Amended (the Securities Act) and applicable state securities laws, and such execution, issuance and sale are exempt from such registration under Section 4(2) and/or Regulation D Rule 506 of the Securities Act.

          8.          It will not be necessary to register the issuance and sale of the Warrants or the Common Stock upon exercise of the Warrants under the Securities Act and applicable state securities laws, and such issuance and sale are exempt from such registration under the Securities Act.

          9.          The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby will not, (i) violate the Certificate of Incorporation or By-laws of the Company, or result in a violation of any federal or New York law, rule or regulation (or order, judgment or decree known to us) of a type generally recognized as being directly applicable to the Company and the transactions contemplated by the Transaction Documents, (ii) to our knowledge, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreements, indenture or instrument to which the Company is a party or by which it is bound or any material agreement, indenture or instrument entered into subsequent thereto of which we are aware. Assuming and relying upon the accuracy of the relevant representations and agreements of each Investor to each Investment Agreement, the Company is not required to obtain any consent, approval or action of, or make any filings with, or give any notice to, any corporation, person or firm or any public, governmental or judicial authority, except as may have been duly obtained or made, as the case may be, and are in full force and effect (other than any SEC, NASD or state securities filings set forth in the Investment Agreement which may be required to be made by the Company, any registration statement under the Act which may be filed pursuant to the Transaction Documents and authorization by the Company's stockholders of the issuance of the securities pursuant to the Transaction Documents) in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the securities in accordance with the terms of the Transaction Documents.

          10.          To our knowledge, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or threatened, with respect to the Company or any of its operations, businesses, properties, or assets, except as may be properly described in the Company's reports filed under the Exchange Act, or such as individually or in the aggregate do not now have, and will not in the future have, a material adverse effect upon the operations, business, properties or assets of the Company.

Swartz Private Equity, LLC
September 5, 2000

The opinions set forth herein are subject to the following qualifications, limitations and assumptions:

          (a)          Our opinion in paragraph 6 above as to the enforceability of the Transaction Documents is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws and legal principles of general application now or hereafter in effect relating to or limiting the rights of creditors, and (ii) such opinion does not mean that

                             (x)          any particular remedy is available upon a material default or

                             (y)          that a court will enforce every provision of a contract exactly as it is written. In addition, certain provisions of the Transaction Documents (including, without limitation, indemnification provisions and provisions in the nature of liquidated damages or penalties) may not be enforceable in whole or in part under the laws or public policies of the United States or the State of New York.

          (b)          We have assumed (i) that the Transaction Documents constitute the legal, valid and binding obligations of the parties thereto other than the Company, enforceable in accordance with the respective terms (ii) that the parties to the Transaction Documents, other than the Company, have the requisite corporate power and authority to enter into such agreements and to perform their respective obligations thereunder and (iii) that each of the parties to the Transaction Documents, other than the Company, have duly authorized, executed and delivered the Transaction Documents. We have also assumed the legal capacity of all natural persons whose acts are relevant to the opinions rendered herein.

          (c)          We express no opinion and assume no responsibility as to the effect of, or consequences resulting from, any legislative act or other change in law occurring after the date of this letter.

          (d)          We express no opinion on the enforceability, under certain circumstances, of provisions to the effect that failure to exercise or delay in exercising any right or remedy will not operate as a waiver of that right or remedy.

          (e)          We express no opinion on the enforceability, in certain circumstances, of provisions waiving broadly or vaguely stated rights, statutory or other rights representing public policy, or unknown future rights and of provisions that rights or remedies are not exclusive.

Swartz Private Equity, LLC
September 5, 2000

          (f)          We express no opinion on limitations on the exercise of certain contractual rights and remedies if the defaults are not material or the penalties bear no reasonable relation to the damage suffered by the aggrieved party as a result of the delinquencies or defaults.

          (g)          We express no opinion with respect to any application of the usury laws of any jurisdiction.

          (h)          As to the conclusion expressed in paragraph 10, we have made no independent investigation or inquiry and have relied on the statements of officers of the Company and our examination of the Company's reports filed under the Exchange Act. No inference as to our knowledge of any matters bearing on the accuracy of any such statements should be drawn from the fact of our representation of the Company.

This opinion is rendered only with regard to the matters set out in the numbered paragraphs above. No other opinions are intended nor should they be inferred.

The opinions expressed herein are given to you solely for your use in connection with the transaction contemplated by the Transactions Documents and may not be relied upon by, or delivered to, any other person or entity or for any other purpose without our prior written consent.

Very truly yours, ________________________________ CHAMBERLAIN D'AMANDA OPPENHEIMER & GREENFIELD

EXHIBIT C

SCHEDULE OF EXCEPTIONS

5.1 Torvec has agreed to participate as a 49% owner in an LLC known as Variable Gear LLC. Torvec has agreed to grant an exclusive license to Variable Gear LLC permitting it to use all of Torvec''s intellectual property in the marine and automotive industries for a period of seven years. Torvec has the right to purchase the interest of the other 51% owners at the end of seven years at market value calculated as if the licenses were perpetual.

5.7 Two individuals hold an aggregate of 125,000 warrants which can be exercised at the time of an initial public offering by the Company at the initial public offering price. Attached as Exhibit C-1 is a copy of Section 7 of their warrants setting forth certain Registration Rights.

5.17 Only Messrs. Vernon, Keith and James Gleasman are full-time employees of the Corporation.

6.53 See exception relating to 5.7

                                                                                                                        EXHIBIT C-1

7.          Registration Rights.

          (a)          Certain Definitions.

                    (1)          Registrable Securities.

As used herein, the term "Registrable Security" means each of the Consulting Warrant Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Consulting Warrant Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act and disposed of pursuant thereto, (ii)  registration under the Securities Act is no longer required for subsequent public distribution of such security or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security". In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 7.

                    (2)          Majority Holder.

As used herein, the term "Majority Holder" shall mean any holder or any combination of holders of Registrable Securities, if included in such holders' Registrable Securities are that aggregate number of shares of Common Stock (including Consulting Warrant Shares already issued and Consulting Warrant Shares issuable pursuant to the exercise of outstanding Consulting Warrants) as would constitute a majority of the aggregate number of shares of Common Stock (including Consulting Warrant Shares already issued, and Consulting Warrant Shares issuable pursuant to the exercise of outstanding Consulting Warrants) included in all the Registrable Securities.

(b)          Registration Rights; Requests for Registration.

                    (1)          Demand Registration.

                   The following Demand Registration rights are hereby granted:

(i)

At any time during the Consulting Warrant Term, any Majority Holder of the Registrable Securities shall have the right (which right is in addition to the piggyback registration rights provided for under Section 7(b)(2) hereof), exercisable by written notice to the Company (the "Demand Registration Request"), to have the Company prepare and file with the Securities and Exchange Commission on one occasion, at the sole expense of the Company, a Registration Statement and such other documents, including a prospectus, as may be necessary (in the opinion of both counsel for the Company and counsel for such Majority Holder) in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of the Registrable Securities by the holders thereof for such period until all such Registrable Securities are sold or eligible for sale under Rule 144(k);

(ii)

The Company covenants and agrees to give written notice of any Demand Registration Request to all holders of the Registrable Securities within 10 days from the date of the Company's receipt of any such Demand Registration Request. After receiving notice from the Company as provided herein, holders of Registrable Securities may request the Company to include their Registrable Securities in the registration statement to be filed pursuant to such Demand Registration Request hereof by notifying the Company of their decision to have such securities included by written request made within 10 days of their receipt of the Company's notice;

(iii)

In addition to the registration rights provided for under Section 7(b)(2) hereof and Section 7(b)(1)(i), at any time during the Consulting Warrant Term, any Majority Holder of Registrable Securities shall have the right, exercisable by written request to the Company, to have the Company prepare and file with the Commission, on one occasion in respect of all holders of Registrable Securities, a registration statement so as to permit a public offering and sale of such Registrable Securities for such period until all such Registrable Securities are sold or eligible for sale under Rule 144(k), provided, however, that all costs incident thereto shall be at the expense of the holders of the Registrable Securities included in such registration statement. If a Majority Holder shall give written notice to the Company at any time of its or their desire to exercise the registration right granted pursuant to this Section 7(b)(1)(iii), then within 10 days after the Company's receipt of such notice, the Company shall give written notice to the other holders of Registrable Securities advising them that the Company is proceeding with such registration and offering to include therein the Registrable Securities of such holders, provided they furnish the Company with such appropriate information in connection therewith as the Company shall reasonably request in writing;

(iv)

For purposes of the registration rights granted herein, a registration will not count as a Demand Registration until (a) it has become effective and (b) the Holder is able to sell the Registrable Shares requested to be included in such registration. Any Demand Registration shall be made on a short registration form (on Form S-3 or any similar short registration form) whenever the Company is permitted under applicable rules promulgated by the Securities and Exchange Commission to use such short form;

(v)

  The Holder understands that the Company has, concurrently with the issuance of this Consulting Warrant, issued 1,000,000 shares of its Common Stock and granted registration rights identical to the registration rights granted herein (the "Consulting Shares"). Within 10 days after receipt of the Demand Registration Request, the Company will give written notice of such Demand Registration Request to all the owners of such Consulting Shares and will include in such registration all Consulting Shares with respect to which the Company has received written requests for inclusion therein within 10 days after the Company's notice is mailed;

(vi)

The Company will not include in the Demand Registration any other of its equity securities, other than the Consulting Shares. If a Demand Registration is, at the request of the Majority Holder, an underwritten offering, and the managing underwriters of such offering advise the Company in writing that the inclusion of all or a portion of the Registrable Securities requested to be registered, when added to the Consulting Shares requested to be registered, will exceed the maximum amount of the Company's securities which can be marketed (a) at a price reasonably related to their then current market value, or (b) without materially adversely effecting the entire offering, then the Company will include in such registration the Registrable Securities and the Consulting Shares in the order in which the Company shall have received written requests to so register such Registrable Securities and Consulting Shares;

(vii)

The Company will not be obligated to effect more than one Demand Registration hereunder. Further, the Company will not be obligated to effect any Demand Registration within three months after the effective date of a registration in which the Holder exercised its "piggyback registration" rights pursuant to Section (7)(b)(2) hereof and all of the Consulting Warrant Shares requested by the Holder to be included in the registration were so included;

(viii)

The Company shall have the exclusive right to select the underwriter(s), if any such underwriter is requested by the Majority Holder, including the exclusive right to designate the managing underwriter(s), with respect to any Demand Registration offering ;

(ix)

Except in the case of Demand Registration requested pursuant to Section 7(b)(1)(iii), the Company shall pay all expenses incident to any Demand Registration, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company in connection with any Demand Registration. The Holder will be required to pay its pro rata share of any underwriter and/or brokerage commissions attributable to the inclusion of the Consulting Warrant Shares in the Demand Registration.

(2)          Piggyback Registration.

          The following Piggyback Registration rights are hereby granted:

(i)

If, at any time during the period beginning the date hereof and expiring on the second anniversary of the expiration of the Consulting Warrant Term, the Company proposes to prepare and file one or more post-effective amendments to the registration statement filed in connection with its initial public offering or any new registration statement or post-effective amendments thereto covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders (" Registration Statement"), in any such case, other than in connection with a merger, acquisition or pursuant to Form S-8 or any successor Form thereto, it will give written notice of its intention to do so by registered mail at least 30 business days prior to the filing of each such Registration Statement, to all holders of the Registrable Securities. Upon the written request of such a holder ("Requesting Holder"), made within 20 business days after receipt of such notice, that the Company include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, use its best efforts to effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register, at the Company's cost and expense, provided, however, that if, in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of all or a portion of the Registrable Securities requested to be registered, when added to the securities being registered by the Company or the selling shareholder(s), will exceed the maximum amount of the Company's securities which can be marketed (a) at a price reasonably related to their then market value, or (b) without materially adversely effecting the entire offering, then the Company may exclude from such offering all or a portion of the Registrable Securities which it has been requested to register;

(ii)

If securities are proposed to be offered for sale pursuant to such Registration Statement by other security holders of the Company and the total number of securities to be offered by the Requesting Holders and such other selling security holders is required to be reduced pursuant to a request from the managing underwriter (which request shall be made only for the reasons and in the manner set forth above) the aggregate number of Registrable Securities to be offered by Requesting Holders pursuant to such Registration Statement shall equal the number which bears the same ratio to the maximum number of securities that the underwriter believes may be included for all the selling security holders (including the Requesting Holders) as the original number of Registrable Securities proposed to be sold by the Requesting Holders bears to the total original number of securities proposed to be offered by the Requesting Holders and the other selling security holders;

(iii)

If, subsequent to exercise of the Demand Registration rights conferred by Section 7(b)(1) above, any Registrable Securities requested to be included in a Piggyback Registration are not so included because of the operation of the proviso of the first paragraph of this Section 7(b)(2), then the holders of such excluded Registrable Securities shall have the right to require the Company, at its expense, to prepare and file another Registration Statement under the Securities Act covering such Registrable Securities, provided that, if the underwriter so requests, such Registrable Securities shall not be sold until the expiration of 90 days from the effective date of the offering that gave rise to the Piggyback Registration rights that are the subject of this Section 7(b)(2);

(iv)

Notwithstanding the provision of this Section 7(b)(2), the Company shall have the right at any time after it shall have given written notice pursuant to this Section 7(b)(2) (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof;

(v)

The Company shall pay all expenses incident to the Piggyback Registration, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or Blue Sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent, certified public accountants, underwriters (excluding discounts and commissions) and any other persons retained by the Company in connection with such Piggyback Registrations. The Holder will be required to pay its pro rata share of any underwriter and/or brokerage commissions attributable to the inclusion of the Consulting Warrant Shares in the Piggyback Registration.

          (c)          Holdback Agreement.

(1)

Provided the Company, its Directors, its Officers and its Shareholders owning, directly or indirectly, five (5) percent or more of its Common Stock ("5% or greater Shareholders") agree as provided in Section 7(c)(2) below, the Holder agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 90 day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten Registration), unless the underwriters managing the registered Demand or Piggyback public offering otherwise agree. This restriction shall not apply in the case of the Consulting Warrant Shares which have been registered previously in either the Demand or a Piggyback Registration.

(2)

The Company agrees, and shall cause its Directors, its Officers and its 5% or greater Shareholders to agree, not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 90 day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registation or with respect to sales of its securities under any employee benefit plan pursuant to registration on Form S-8), unless the underwriters managing the registered Demand or Piggyback public offering otherwise agree.

          (d)          Scope of Registration Rights; Registration Procedures.

Whenever, in accordance with the provisions of this Section 7, any Consulting Warrant Shares are to be registered in a Demand or Piggyback Registration, the Company will use its best efforts to effect the registration of such Consulting Warrant Shares with the intended method of disposition thereof, and pursuant thereto, the Company will:

(1)

Within 20 business days following the receipt of any written request to so register such Consulting Warrant Shares, prepare and file with the Securities and Exchange Commission a registration statement (which shall be, to the extent the Company is permitted to do so under applicable rules promulgated by the Securities and Exchange Commission, a short-form registration statement) with respect to such Consulting Warrant Shares and use its best efforts to cause such registration statement to become effective;

(2)

Prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective as permitted by Rule 415 promulgated by the Securities and Exchange Commission and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method of distribution by the sellers thereof set forth in such registration statement;

(3)

Furnish to each Holder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus, if any) and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Consulting Warrant Shares, including copies of any legal opinions and other "comfort" letters that counsel and the Company's accountants may prepare in connection with the registration of such Consulting Warrant Shares;

(4)

Use its best efforts to register or qualify such Consulting Warrant Shares in such jurisdictions as any Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Consulting Warrant Shares provided that the Company will not be required to

(i)	qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph;

(ii)	subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation but for this subparagraph;

(iii)	consent to general service of process in any jurisdiction where it would not otherwise be subject to process but for this subparagraph;

(5)

notify the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and, at the request of the Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Consulting Warrant Shares, such prospectus will not contain an untrue statement of material fact or omit to state any fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

(6)

enter into any such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such registered Consulting Warrant Shares;

(7)

make available for inspection by any Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and cause the Company's attorneys and accountants to deliver legal opinions and comfort letters to the Holder which have been delivered in connection therewith.

(8)

Nothing contained in this Consulting Warrant Agreement shall be construed as requiring any Holder to exercise his Consulting Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

(9)	Nothing contained in this Consulting Warrant Agreement shall be construed as requiring the Company to undergo an audit other than in the ordinary course of business.

          (e)          Indemnification.

(1)

The Company agrees to indemnify and hold harmless, to the extent permitted by law, the Holder, each underwriter, and anyone deemed to be an underwriter, of such Consulting Warrant Shares, its members and managers and each person who controls such person or entity (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses which arise out of or are based on any untrue statement or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereto or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading or in violation of the Securities Act or blue sky laws except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holders' failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same;

(2)

In connection with any registration statement in which the Holder is participating, the Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any statement thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading or in violation of the Securities Act or Blue Sky laws, but only to the extent that such alleged untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder; provided that the obligation to indemnify as set forth herein will be several, not joint and several, among such Holders of Consulting Warrant Shares, and further provided, that the liability of each Holder of Consulting Warrant Shares under this Section 7(e)(2) shall not exceed the net amount received by such Holder from the sale of the Consulting Warrant Shares pursuant to such registration statement.

(3)	Any person entitled to indemnification hereunder will

(i)

give prompt written notice to the indemnifying party of any claim with respect to which such person seeks indemnification, provided, however, that the failure to give such notice will not relieve the indemnified party of any liability hereunder, and

(ii)

unless in such indemnified party's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent, but such consent will not be unreasonably withheld. An indemnifying party who elects not to assume the defense of the claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, and its obligations will be limited to up to one additional counsel, if, in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                    (f)          Contribution.

To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 7(e) hereof (subject to the limitations thereof) and it is finally determined, by a judgment, order or decree not subject to further appeal, that such claim for indemnification may not be enforced, even though this Consulting Warrant Agreement expressly provides for indemnification in such case; or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act, or otherwise, then the Company (including, for this purpose, any contribution made by or on behalf of any director of the Company, any officer of the Company who signed the registration statement and any controlling person of the Company) as one entity and the Holder, each underwriter, anyone deemed to be an underwriter, its members and managers (including, for this purpose, any contribution by or on behalf of each person, if any, who controls the Holder or such other person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) as a second entity, shall contribute to the losses, liabilities, claims, damages and expenses whatsoever to which any of them may be subject, so that the Holder is responsible for the proportion thereof up to an amount which shall not exceed the net amount received by such Holder from the sale of the Consulting Warrant Shares and the Company is responsible for the remaining portion; provided, however, that if applicable law does not permit such allocation, then, if applicable law permits, other relevant equitable considerations such as the relative fault of the Company and the Holder in connection with the facts which resulted in such losses, liabilities, claims, damages and expenses shall also be considered. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Holder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Holder agree that it would be unjust and inequitable if the respective obligations of the Company and the Holder for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 7(f). No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 7(f), each person, if any, who controls the Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee and agent of the Holder will have the same rights to contribution as the Holder, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who has signed the registration statement and each director of the Company will have the same rights to contribution as the Company, subject in each case to the provisions of this Section 7(f). Anything in this Section 7(f) to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section  7(f) is intended to supersede, to the extent permitted by law, any right to contribution under the Securities Act or the Exchange Act or otherwise available.

                     (g)          Survival of Indemnification and Contribution

The respective indemnity and contribution agreements of the Company and the Holder contained in Section 7(e) and (f) hereof, and the representations and warranties of the Company contained herein, shall remain operative and in full force and effect, regardless of any termination or cancellation of this Consulting Warrant Agreement or any investigation made by or on behalf of the Holder, the Company or any of its directors and officers, or any controlling person referred to in said Sections, and shall survive the delivery of, and payment for, the Consulting Warrant Shares.

EXHIBIT D

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. HOLDERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH UNDER THAT CERTAIN INVESTMENT AGREEMENT BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT J.

Warrant to Purchase
"N" shares                                                               Warrant Number ____

Warrant to Purchase Common Stock
of
TORVEC, Inc.

          THIS CERTIFIES that Swartz Private Equity, LLC or any subsequent holder hereof ("Holder"), has the right to purchase from TORVEC, Inc., a New York corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined below, of the Company's common stock, $0.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (defined below) and ending at 5:00 p.m., New York, New York time the date that is five (5) years after the Date of Issuance (the "Exercise Period"); provided, that, with respect to each "Put," as that term is defined in that certain Investment Agreement (the "Investment Agreement") by and between the initial Holder and Company, dated on or about September 5, 2000, "N" shall equal ten percent (10%) of the number of shares of Common Stock purchased by the Holder in that Put.

          Holder agrees with the Company that this Warrant to Purchase Common Stock of the Company (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

          1.          Date of Issuance and Term.

          This Warrant shall be deemed to be issued on _____________, ______ ("Date of Issuance"). The term of this Warrant is five (5) years from the Date of Issuance.

          Notwithstanding anything to the contrary herein, the applicable portion of this Warrant shall not be exercisable during any time that, and only to the extent that, the number of shares of Common Stock to be issued to Holder upon such exercise, when added to the number of shares of Common Stock, if any, that the Holder otherwise beneficially owns at the time of such exercise, would equal or exceed 4.99% of the number of shares of Common Stock then outstanding, as determined in accordance with Section 13(d) of the Exchange Act (the "4.99% Limitation"). The 4.99% Limitation shall be conclusively satisfied if the applicable Exercise Notice includes a signed representation by the Holder that the issuance of the shares in such Exercise Notice will not violate the 4.99% Limitation, and the Company shall not be entitled to require additional documentation of such satisfaction.

          2.          Exercise.

          (a) Manner of Exercise. During the Exercise Period, this Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby (the "Warrant Shares") upon surrender of this Warrant, with the Exercise Form attached hereto as Exhibit A (the "Exercise Form") duly completed and executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Attention: Keith E. Gleasman, President; TORVEC, Inc, 11 Pondview Drive; Pittsford, NY 14534; Telephone: (716) 248-8549, Facsimile: (716) 383-0175, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form sent to the Company and its Transfer Agent by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

          (b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the completed and executed Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company as soon as practicable thereafter. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile. The Company shall not be required to deliver the shares of Common Stock to the Holder until the requirements of Section 2(a) above are satisfied.

          (c) Delivery of Shares of Common Stock Upon Exercise. Upon any exercise of this Warrant, the Company shall use its reasonable best efforts to deliver, or shall cause its transfer agent to deliver, a stock certificate or certificates representing the number of shares of Common Stock into which this Warrant was exercised, within three (3) trading days of the date that all of the following have been received by the Company: (i) the original completed and executed Exercise Form, (ii) the original Warrant and (iii) the Exercise Price (if applicable)(collectively, the "Receipt Date"). Such stock certificates shall not contain a legend restricting transfer if a registration statement covering the resale of such shares of Common Stock is in effect at the time of such exercise or if such shares of Common Stock may be resold pursuant to an exemption from registration, including but not limited to Rule 144 under the Securities Act of 1933.

          (d) Economic Loss Due to Late Delivery of Shares. If the Company fails for any reason to deliver the requisite number of shares of Common Stock (unlegended, if so required by the terms of this Warrant)(the "Warrant Shares") to a Holder upon an exercise of this Warrant within fifteen (15) business days of the Receipt Date (the "Late Delivery Deadline"), the Company shall pay such Holder (in addition to any other remedies available to Holder) an amount equal to ("Non-Delivery Payment") the number of Warrant Shares for which delivery is late, multiplied by the difference of:

(x) the highest closing price for the Company's Common Stock for any trading day during the period beginning on and including the Date of Exercise and ending on the earlier of (i) the date that the Investor receives from the Company certificates (unlegended, if so required by the terms of

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this Warrant) representing the Warrant Shares of Common Stock issuable in conjunction with such Exercise, or (ii) the date that the Investor receives the full amount of the Non-Delivery Payment, whichever is earlier, minus

(y) the Exercise Price per share (which, in the case of a Cashless Exercise, shall be deemed to equal zero), or, if the Investor has received the Warrant Shares (unlegended, if so required by the terms of this Warrant) from the Company prior to the payment of the Non-Delivery Payment, the lowest closing price of the Company's Common Stock for the five (5) trading days immediately preceding the date that such Warrant Shares are delivered to the Holder.

Non-Delivery Payments shall be payable, in cash or cash equivalent, within five (5) business days of the Late Delivery Deadline.

          (e) Liquidated Damages. The parties hereto acknowledge and agree that the sums payable as Non-Delivery Payments shall give rise to liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred by the Holder is incapable or is difficult to precisely estimate, (ii) the amounts specified bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor, and (iii) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

          (f) Cancellation of Warrant. This Warrant shall be canceled upon the Exercise of this Warrant, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

          (g) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

          3.          Payment of Warrant Exercise Price.

          The Exercise Price ("Exercise Price"), shall initially equal $Y per share ("Initial Exercise Price"), where "Y" shall equal 110% of the Market Price for the applicable Put (as both are defined in the Investment Agreement) or, if the Date of Exercise is more than six (6) months after the Date of Issuance, the lesser of (i) the Initial Exercise Price or (ii) the "Lowest Reset Price," as that term is defined below. The Company shall calculate a "Reset Price" on each six-month anniversary date of the Date of Issuance which shall equal the lowest Closing Bid Price of the Common Stock for the five (5) trading days ending on such six-month anniversary date of the Date of Issuance. The "Lowest Reset Price" shall equal the lowest Reset Price determined on any six-month anniversary date of the Date of Issuance preceding the Date of Exercise, taking into account, as appropriate, any adjustments made pursuant to Section 5 hereof.

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            For purposes hereof, the term "Closing Bid Price" shall mean the closing bid price on the O.T.C. Bulletin Board, the National Market System ("NMS"), the New York Stock Exchange, the Nasdaq Small Cap Market, or if no longer traded on the O.T.C. Bulletin Board, the NMS, the New York Stock Exchange, the Nasdaq Small Cap Market, the "Closing Bid Price" shall equal the closing price on the principal national securities exchange or the over-the-counter system on which the Common Stock is so traded and, if not available, the mean of the high and low prices on the principal national securities exchange on which the Common Stock is so traded.

          Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

          (i)          Cash Exercise: cash, bank or cashiers check or wire transfer; or

          (ii)          Cashless Exercise: surrender of this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common

Stock computed using the following formula:

                                                   X = Y (A-B)/A

where:          X = the number of shares of Common Stock to be issued to Holder.

          Y = the number of shares of Common Stock for which this Warrant is being exercised.

A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(ii), the "Market Price" shall be defined as the average closing price of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported by the O.T.C. Bulletin Board, National Association of Securities Dealers Automated Quotation System ("Nasdaq") Small Cap Market, or if the Common Stock is not traded on the Nasdaq Small Cap Market, the Average Closing Price in any other over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Average Closing Price on such exchange for the five (5) trading days prior to the date of exercise of the Warrants. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five (5) trading day period.

                    B = the Exercise Price.

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                    For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that, subject to there being no disallowance by the SEC, the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

          4.          Transfer and Registration.

          (a)          Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

          (b)          Registrable Securities. The Common Stock issuable upon the exercise of this Warrant constitutes "Registrable Securities" under that certain Registration Rights Agreement dated on or about September 5, 2000 between the Company and certain investors and, accordingly, has the benefit of the registration rights pursuant to that agreement.

          5.          Anti-Dilution Adjustments.

          (a)          Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then Holder, upon Exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

          (b)           Recapitalization or Reclassification. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such r ecapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

          (c)          Distributions. If the Company shall at any time distribute for no consideration to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding years) then, in any such case, Holder shall be entitled to receive, upon Exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which Holder would have been entitled to receive with respect to each such share of

5

Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board of Directors of the Company in its discretion) and the denominator of which is such Exercise Price.

          (d)          Notice of Consolidation or Merger. The Company shall not, at any time after the date hereof, effect a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), unless the resulting successor or acquiring entity (the "Resulting Entity") assumes by written instrument the Company's obligations under this Warrant, including but not limited to the Exercise Price reset provisions as provided herein during the term of the resultant warrants, and agrees in such written instrument that this Warrant shall be exerciseable into such class and type of securities or other assets of the Resulting Entity as Holder would have received had Holder exercised this Warrant immediately prior to such Corporate Change, and the Exercise Price of this Warrant shall be proportionately increased (if this Warrant shall be changed into or become exchangeable for a warrant to purchase a smaller number of shares of Common Stock of the Resulting Entity) or shall be proportionately decreased (if this Warrant shall be changed or become exchangeable for a warrant to purchase a larger number of shares of Common Stock of the Resulting Entity); provided, however, that Company may not affect any Corporate Change unless it first shall have given thirty (30) days notice to Holder hereof of any Corporate Change.

          (e)          Exercise Price Adjusted. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Warrant, until the occurrence of an event stated in subsection (a), (b), (c) or (d) of this Section 5, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of this Warrant. No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $0.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $0.01 or more. No adjustment made pursuant to any provision of this Section 5 shall have the net effect of increasing the Exercise Price in relation to the split adjusted and distribution adjusted price of the Common Stock. The number of shares of Common Stock subject hereto shall increase proportionately with each decrease in the Exercise Price.

          (f)          Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 5, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

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          6.          Fractional Interests.

                    No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be the next higher number of shares.

          7.          Reservation of Shares.

                    The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

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          8.          Restrictions on Transfer.

                    (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation D and exempt from state registration under applicable state laws. The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Act and applicable state laws.

                    (b) Assignment. If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

          9.          Benefits of this Warrant.

                    Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

          10.          Applicable Law.

                    This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of New York, without giving effect to conflict of law provisions thereof.

          11.          Loss of Warrant.

                    Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

          12.          Notice or Demands.

Notices or demands pursuant to this Warrant to be given or made by Holder to or on the
Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to the address set forth in Section 2(a) above. Notices or demands pursuant to this Warrant to be given or made by the Company to or on Holder

8

shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the
Company's records, until another address is designated in writing by Holder.

          IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the ______ day of ____________, 200_.

TORVEC, INC. By: ________________________________ Keith E. Gleasman, President

9

EXHIBIT A

EXERCISE FORM FOR WARRANT

TO: TORVEC, INC.

          The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock (the "Common Stock") of TORVEC, Inc., a New York corporation (the "Company"), evidenced by the attached warrant (the "Warrant"), and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated:

________________________________________________________________________

Signature

_______________________________________________________________________

Print Name

________________________________________________________________________

Address

_______________________________________________________________________

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

________________________________________________________________________

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EXHIBIT B

ASSIGNMENT

(To be executed by the registered holder

desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the "Warrant") hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of TORVEC, Inc., evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:     _________                           ______________________________
                                                                 Signature

Fill in for new registration of Warrant:

___________________________________
                    Name

___________________________________
                    Address

___________________________________
Please print name and address of assignee
(including zip code number)

_______________________________________________________________________

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

________________________________________________________________________

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                                                                       EXHIBIT E

ADVANCE PUT NOTICE

TORVEC, INC. (the "Company") hereby intends, subject to the Individual Put Limit (as defined in the Investment Agreement), to elect to exercise a Put to sell the number of shares of Common Stock of the Company specified below, to _______ ______________________, the Investor, as of the Intended Put Date written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about August __, 2000.

Date of Advance Put Notice: ___________________

Intended Put Date: ___________________________

Intended Put Share Amount: __________________

Company Designation Maximum Put Dollar Amount (Optional):
________________________________________.
Company Designation Minimum Put Share Price (Optional):
________________________________________.

TORVEC, INC. By: Keith E. Gleasman, President

Address:	Attn: Keith E. Gleasman 11 Pondview Drive Pittsford, NY 14534 Telephone: (716) 248-8549 Facsimile: (716) 383-0175

                                                                                                                EXHIBIT F

CONFIRMATION OF ADVANCE PUT NOTICE

_________________________________, the Investor, hereby confirms receipt of TORVEC, INC.'s (the "Company") Advance Put Notice on the Advance Put Date written below, and its intention to elect to exercise a Put to sell shares of common stock ("Intended Put Share Amount") of the Company to the Investor, as of the intended Put Date written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about August __, 2000.

Date of Confirmation: ________________________

Date of Put Notice: ___________________

Put Date: ___________________________

Intended Put Share Amount: __________________

Company Designation Maximum Put Dollar Amount (Optional):
________________________________________.
Company Designation Minimum Put Share Price (Optional):
________________________________________.

INVESTOR(S) Investor's Name By: Signature

Address: Telephone No.: Facsimile No.:	_______________________ _______________________ _______________________ _______________________ _______________________

                                                                                                              EXHIBIT G

PUT NOTICE

TORVEC, INC. (the "Company") hereby elects to exercise a Put to sell shares of common stock ("Common Stock") of the Company to _____________________________, the Investor, as of the Put Date, at the Put Share Price and for the number of Put Shares written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about August __, 2000.

Put Date: ___________________

Intended Put Date Amount (from Advance Put Notice): ___________________________ Common Shares

Company Designation Maximum Put Dollar Amount (Optional):
________________________________________.
Company Designation Minimum Put Share Price (Optional):
________________________________________.

Note: Capitalized terms shall have the meanings ascribed to them in this Investment Agreement.

TORVEC, INC. By: Keith E. Gleasman, President

Address:	Attn: Keith E. Gleasman 11 Pondview Drive Pittsford, NY 14534 Telephone: (716) 248-8549 Facsimile: (716) 383-0175

                                                                                                                EXHIBIT H

CONFIRMATION OF PUT NOTICE

_________________________________, the Investor, hereby confirms receipt of TORVEC, Inc. (the "Company") Put Notice and election to exercise a Put to sell ___________________________ shares of common stock ("Common Stock") of the Company to Investor, as of the Put Date, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about August __, 2000.

Date of Confirmation: ________________________

Date of Put Notice: ___________________

Put Date: ___________________________

Intended Put Share Amount: __________________

Company Designation Maximum Put Dollar Amount (Optional):
________________________________________.
Company Designation Minimum Put Share Price (Optional):
________________________________________.

INVESTOR(S) Investor's Name By: ; Signature

Address: Telephone No.: Facsimile No.:	_______________________ _______________________ _______________________ _______________________ _______________________

                                                                                                                              EXHIBIT I

September 1, 2000

Swartz Private Equity, LLC
1080 Holcomb Bridge Road
200 Roswell Summit, Suite 285
Roswell, GA 30076

          Re:    Torvec, Inc.
                     Put Opinion

Gentlepersons,

We have acted as special counsel to Torvec, Inc., a New York corporation ("Company"), in connection with the Regulation D Common Stock Private Equity Line Investment Agreement, dated as of August ______, 2000, by and between the Company and the Investor named therein ("Investment Agreement"), and the issuance and sale of shares of the Company's Common Stock, $.01 par value ("Common Stock"), provided for thereunder. This opinion is being delivered to you pursuant to Section 2.3.5(b) of the Investment Agreement in connection with the Put Notice and Closing provided for therein. Capitalized terms used herein without definition have the respective meanings assigned to them in the Investment Agreement and Registration Rights Agreement.

In connection with and as the basis for these opinions, we have examined originals or copies, certified or otherwise identified to me, of certain documents, corporate records and other instruments, including the following (i) the Articles of Incorporation of the Company, as amended, certified by the Secretary of the Company; (ii) the By-laws of the Company as in effect on xx, as certified by an officer of the Company, (iii) a certificate dated August ___, 2000 by the Secretary of State of the State of New York regarding the existence and good standing of the Company as a corporation under the laws of the State of New York and a review of the New York Secretary of State's internet website as to the Company's continued good standing; (iv) the minute books of the Company, including copies, certified to our satisfaction, of resolutions adopted by the Board of Directors of the Company on August ___, 2000, (v) the Investment Agreement; (vi) the Registration Rights Agreement; (vii) Irrevocable Instructions to Transfer Agents; (viii) the Commitment Warrant to purchase the Company's Common Stock issued to each such Investor (the "Warrant Holders") in accordance with the Investment Agreement and (ix) the Purchase Warrants (together with the Commitment Warrant, collectively referred to as the "Warrants") to purchase the Company's Common Stock to be issued to each such Investor (the Warrant Holders) in accordance with the Investment Agreement. The foregoing are sometimes referred to in this Opinion as the "Transaction Documents."

We have also examined such other documents, records, certificates and questions of law as we have considered necessary or appropriate for the purpose of this opinion.

We have also examined, relied upon, and assumed the accuracy, where appropriate, of the representations and warranties of the Company and the other parties thereto contained in the Transaction Documents as to the matters of fact therein represented. As to certain questions of fact material to the opinions contained herein, we have, when appropriate, relied upon the representations of each party made in the Investment Agreement and other Transaction Documents and certificates or statements of public officials and officers and agents of the Company, and we have assumed that any certificates or statements of public officials dated earlier date hereof are accurate on the date hereof as if made on and as of such date.

In our examination of Transaction Documents described above, We have assumed the genuineness of all signatures of parties other than the Company, the authenticity of all documents submitted to us as originals and the conformity to authentic originals of all documents submitted to us as copies.

With respect to our opinions in paragraph 2 hereof that the Common Stock, when issued, upon exercise of the Put Shares and the Warrants and fulfillment of the terms of the Transaction Documents, respectively, will be validly issued, we have assumed that (i) such Common Stock will be evidenced by appropriate certificates,
Swartz Private Equity, LLC
September 1, 2000

duly executed and delivered and (ii) the Company will maintain a sufficient number of authorized and unissued shares of Common Stock, at all times while the Investment Agreement and Warrants are outstanding, to permit the issuance of the Put Shares and the exercise of the Warrants in accordance with their terms.

In addition, we have assumed that the representations and warranties as to factual matters and acknowledgments made by each Investor in Sections 3 and 4 of the Investment Agreement are true. We have also assumed that each Investor has received all of the documents that each Investor was required to receive under the Investment Agreement.

Based upon and subject to the foregoing and the qualifications, limitations and assumptions set forth herein, it is our opinion that, as of the date hereof:

1. The Company is a corporation duly incorporated and validly existing under the laws the State of New York. The Company has the corporate power and authority to carry on its business as currently conducted. The Company is duly qualified as a foreign corporation in every jurisdiction that such qualification is necessary, except where the failure to so qualify would not have a material adverse effect.

2. When the Put Shares are issued in accordance with the Investment Agreement, or when shares of Common Stock are issued upon exercise of the Warrants in accordance with the terms of the Warrants, such shares of Common Stock will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Company, free of all statutory or, to our knowledge, preemptive or similar rights.

3. The Transaction Documents have been duly executed and delivered and are valid and binding obligations of the Company, enforceable in accordance with their respective terms.

4. It will not be necessary, in connection with the issuance and sale of the Put Shares, to register such securities under the Securities Act of 1933, as Amended ("Securities Act") and applicable state securities laws, and such issuance and sale are exempt from such registration under Section 4(2) and/or Regulation D Rule 506 of the Securities Act.

5. It will not be necessary to register the issuance and sale of the Warrants, or the issuance of the Common Stock upon exercise of the Warrants under the Securities Act and applicable state securities laws, and such issuance and sale are exempt from such registration under the Securities Act.

The execution, delivery and performance of the Transaction Documents, the issuance of the Common Stock, the issuance of the Warrants and the issuance of the Common Stock upon exercise of the Warrants have been duly approved by all required corporate action on the part of the Company, and except for approval by the Company's stockholders of the issuance of Common Stock in excess of the Cap Amount, no further consents of the Company or its Board of Directors or stockholders are required.

6. In the course of the preparation of the Transaction Documents, which involved, among other things, discussions and inquiries concerning the various legal matters and the review of certain corporate records, documents and proceedings, we participated in conferences with certain officers and other representatives of the Company during which the contents of the Transaction Documents and related matters were discussed,

Swartz Private Equity, LLC
September 1, 2000

and we advised the Company as to the requirements of the Securities Act (including Regulation D thereunder) and the applicable rules and regulations thereunder. During the course of the representation nothing has come to our attention to cause us to have reason to believe that the Transaction Documents contained any untrue statement of a material fact or omit a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

7. To our knowledge, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or threatened, with respect to the Company or any of its operations, businesses, properties, or assets, except as may be properly described in the Company's reports filed under the Exchange Act, or such as individually or in the aggregate do not now have, and will not in the future have, a material adverse effect upon the operations, business, properties or assets of the Company.

The opinions set forth herein are subject to the following qualifications, limitations and assumptions:

          (a) Our opinion in paragraph 3 above as to the enforceability of the Transaction Documents is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws and legal principles of general application now or hereafter in effect relating to or limiting the rights of creditors, and (ii) such opinion does not mean that

                   (x) any particular remedy is available upon a material default or

                    (y) that a court will enforce every provision of a contract exactly as it is written. In addition, certain provisions of the Transaction Documents (including, without limitation, indemnification provisions and provisions in the nature of liquidated damages or penalties) may not be enforceable in whole or in part under the laws or public policies of the United States or the State of New York.

          (b) We have assumed (i) that the Transaction Documents constitute the legal, valid and binding obligations of the parties thereto other than the Company, enforceable in accordance with the respective terms, (ii) that the parties to the Transaction Documents, other than the Company, have the requisite corporate power and authority to enter into such agreements and to perform their respective obligations thereunder and (iii) that each of the parties to the Transaction Documents, other than the Company, have duly authorized, executed and delivered the Transaction Documents. We have also assumed the legal capacity of all natural persons whose acts are relevant to the opinions rendered herein.

          (c) We express no opinion and assume no responsibility as to the effect of, or consequences resulting from, any legislative act or other change in law occurring after the date of this letter.

          (d) We express no opinion on the enforceability, under certain circumstances, of provisions to the effect that failure to exercise or delay in exercising any right or remedy will not operate as a waiver of that right or remedy.

          (e) We express no opinion on the enforceability, in certain circumstances, of provisions waiving broadly or vaguely stated rights, statutory or other rights representing public policy, or unknown future rights and of provisions that rights or remedies are not exclusive.

          (f) We express no opinion on limitations on the exercise of certain contractual rights and remedies if the defaults are not material or the penalties bear no reasonable relation to the damage suffered by the aggrieved party as a result of the delinquencies or defaults.

          (g) We express no opinion with respect to any application of the usury laws of any jurisdiction.

Swartz Priave Equity, LLC
September 1, 2000

This opinion is rendered only with regard to the matters set out in the numbered paragraphs above. No other opinions are intended nor should they be inferred.

The opinions expressed herein are given to you solely for your use in connection with the transaction contemplated by the Transaction Documents and may not be relied upon by, or delivered to, any other person or entity or for any other purpose without our prior written consent.

Very truly yours, ______________________________ CHAMBERLAIN D'AMANDA OPPENHEIMER & GREENFIELD

                                                                                                        EXHIBIT J

Schedule of risk factors

Special Risk Factors Associated With Business

The present and intended business operations of the Company must be considered to be highly speculative and involve substantial risks, and an investment in the Common Stock should only be considered by those persons who can bear the economic risk of their entire investment. Among the risk factors to be considered are the following:

Development Stage; No Operating History

          Since its incorporation on September 25, 1996, the Company's activities have consisted primarily of continuing the development of and designing specific applications for the inventions patented by Vernon E. Gleasman and Keith E. Gleasman as independent inventors during a period of more than ten years. The Company has not manufactured nor entered into any arrangements to manufacture its prototypes as commercially available products and therefore has no operating history. To date, operations have been funded exclusively from sales of its Common Stock, including sales made pursuant to the terms of a Confidential Placement Memorandum, dated November 8, 1996. The Company is subject to all of the business risks associated with a new enterprise, including, but not limited to, risks of unforeseen capital requirements, failure of market acceptance, failure to establish business relationships, and competitive disadvantages as against larger and more established companies. The Company's ability to succeed may be hampered by the expenses, difficulties, complications and delays frequently encountered in connection with the formation and commencement of operations of a new business, including, but not limited to management's potential underestimation of initial and ongoing costs associated with the enterprise, overestimation of gross receipts and market penetration, the adverse impact of competition, as well as the adverse impact on the Company, and its cash flow, of the Company's inability to promote the worldwide use of Torvec™ products.

Ability of Company to Continue as a Going Concern

          The Company's Financial Statements (contained elsewhere herein) were prepared assuming that the Company will continue as a going concern. The Company's independent auditors, in its report regarding the Company's Financial Statements, has expressed the fact that the Company is experiencing net losses and is not generating cash flows from operating activities to sustain its operations which raises substantial doubt the Company's ability to continue as a going concern.

No Assurance of Collaborative Agreements, Joint Ventures or Licenses

                                                                1

                                                                                                                      EXHIBIT J-2

          The Company's business strategy is based upon entering into collaborative joint working arrangements, formal joint venture agreements and/or licensing agreements with domestic and/or foreign governments, automotive industry manufacturers and suppliers in order to promote the use of the Torvec products. No such arrangements and/or licenses have been consummated to date and there is no assurance that the Company will be able to enter into definitive joint working arrangements or joint venture collaborative agreements with prospective working partners or others, or that such agreements, if entered into, will be on terms and conditions that are sufficiently attractive to the Company to enable it to generate profits.

          In addition to seeking commercially attractive collaborative working arrangements or joint ventures, the Company may license one or more of its Torvec products to unaffiliated third parties. There is no assurance that the Company will be able to enter into such license arrangements or that such licenses will produce any income to the Company.

Uncertainty of Market Acceptance

          The Company's ability to generate revenue and become profitable is dependent, in part, upon the automotive industry's acceptance of certain of its products, such as the steering drive for tracked vehicles, the infinitely-variable transmission (IVT), the hydraulic pump and motor, the CV (constant velocity) joint and spherical gearing. The Company's growth and future financial performance will depend on demonstrating the advantages of such products over existing technologies to an automotive industry which has committed substantial resources to product systems utilizing old technology. In addition, despite management's belief that its products are superior, the Company will have to overcome the "not invented here" attitude that permeates the industry.

          The Company's future development is also dependent upon consumer acceptance of certain other of its products, for example, the FasTrack™ vehicle especially in the Asian, African, South and Central American markets. While the potential domestic and international market is great, the Company faces considerable obstacles in introducing the FasTrack in these markets and there can be no assurance that it will be able to do so successfully.

Potential Need for Additional Financing; Outsourcing-Cost and Timing

          The Company is not currently generating revenues to fund its operations for the twelve months immediately following the effectiveness of this Registration Statement. In addition, the Company currently does not have a manufacturing facility. If the Company decides to manufacture any of its products itself, this decision would require significant additional capital. The Company presently intends to outsource its requirements through collaborative working agreements, joint venture arrangements, licenses or a combination of all three. The Company may not be able to control the terms and conditions of such outsourcing arrangements, including the costs of labor, component parts and

                                                                  2

                                                                                                             EXHIBIT J-3

manufacturers' mark-up as well as the time involved for the manufacture and/or delivery of the products it outsources. The Company, therefore, very likely will be faced with the need for additional financing of a capital nature in order to successfully commercialize its products.

          The Company intends to satisfy any such additional capital requirements through debt and/or future equity financing. There can be no assurance that such financing will be available or, if available, that it will be on favorable terms. If adequate financing is not available, the Company may be required to delay, scale back or eliminate certain of its research and development programs, to relinquish rights to certain of its technologies, or to license third parties to commercialize technologies that the Company would otherwise seek to develop itself.

Unpredictability of Patent Protection and Proprietary Technology

          The Company currently has the United States and foreign patent properties listed on its Schedule of Intellectual Property. The Company's success depends, in part, on its ability to enforce the patents which it owns, maintain trade secrecy protection and operate without infringing on the proprietary rights of third parties. All of the pending applications are based upon technology that has already been patented in the United States, and therefore, the Company is optimistic that these applications will mature into appropriate protection. However, there can be no assurance that any of the Company's pending patent applications will be approved, that the Company will develop additional proprietary technology that is patentable, that any patents issued to the Company will provide the Company with competitive advantages or will not be challenged by third parties or that the patents of others will not have an adverse effect on the Company's ability to conduct its business. Furthermore, there can be no assurance that others will not independently develop similar or superior technologies, duplicate any of the Company's automotive technologies, or design around the Company's patented automotive technologies. It is possible that the Company may need to contest the validity of issued or pending patents of third parties relating to its automotive technologies. There can be no assurance that the Company would prevail in any such contest. In addition, the Company could incur substantial costs in defending itself in suits brought against the Company on its patents or in bringing patent suits against other parties.

          In addition to patent protection, the Company also relies on trade secrets, proprietary know-how and technology which it seeks to protect, in part, by confidentiality agreements with its prospective working partners and collaborators, employees and consultants. There can be no assurance that these agreements will not be breached, that the Company would have adequate remedies for any breach, or that the Company's trade secrets and proprietary know-how will not otherwise become known or be independently discovered by others.

Competition

                                                                3

                                                                                                           EXHIBIT J-4

          The Company believes that its patented technology is superior to similar products manufactured in the automotive industry and in some instances represent a true paradigm shift with respect to presently known technology. However, once the Company commences operations, it will be competing with products that are provided by companies in the automotive industry that have significantly greater financial, marketing and operating resources than the Company.

Dependence on Key Management and Other Personnel

          To date, the Company has been dependent upon and for the foreseeable future, it will be dependent upon the efforts of its management and scientific staff, including Herbert H. Dobbs, Lee E. Sawyer, Morton A. Polster, Vernon E. Gleasman, Keith E. Gleasman, and James A. Gleasman. Therefore, the loss of the services of any one or more of such persons may have a material adverse effect on the Company. However, the Company's negotiations and communications with others is quite well documented, and the technology relating to the Company's FasTrack vehicle, orbital transmission, hydraulic pump/motor, CV-Joint, and spherical gears has all (a) been quite thoroughly documented, by engineering drawings and on CAD computer disks, and (b) already undergone considerable applied development and testing. The Company believes that Messrs. Dobbs, Sawyer and Polster should be capable of continuing the further development and marketing of the Company's products supported by this just-identified technology.

          Consequently, the Company's future success will depend in large part upon its ability to attract and retain skilled scientific, management, operational and marketing personnel. The Company faces competition for hiring such personnel from other companies, government entities and other organizations. While there can be no assurance that the Company will be successful in attracting and retaining such personnel in the future, the Company feels quite fortunate that its management presently includes non-family individuals with skills and experience remarkably pertinent to the Company's present needs.

Control by Existing Stockholders; Possible Depressive Effect on the Company's Common Stock

          The Company's existing stockholders are able to elect all of the Company's directors, dissolve, merge or sell all of the Company's assets and otherwise control the Company. Such concentration of control of the Company may also have the effect of delaying, deferring or preventing a third party from acquiring control of the Company, may discourage bids for the Company's Common Stock at a premium over the market price and may adversely affect the market price of the Common Stock.

Exclusion of Director Liability

                                                                  4

                                                                                                           EXHIBIT J-5

          The Company's Certificate of Incorporation excludes personal liability on the part of its directors to the Company for monetary damages for breach of fiduciary duty, except in certain specified circumstances. Accordingly, the Company will have a much more limited right of action against its directors than otherwise would be the case. This exclusionary provision does not affect the liability of any director under federal or applicable state securities laws.

No Dividends

          The Company has never paid any dividends on its Common Stock, and has no plans to pay dividends on its Common Stock in the foreseeable future. Future dividend policy will depend upon the Company's earnings, capital requirements, financial condition and other factors considered relevant by the Company's Board of Directors.

Future Sales of Restricted Securities; Registration Rights

          The Company has 21,330,644 shares of Common Stock outstanding. These shares of Common Stock (the "Restricted Shares") outstanding were originally sold by the Company in reliance on exemptions from the registration requirements of the Securities Act, as "restricted securities" as defined in Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption therefrom, including an exemption afforded by Rule 144, is available. Subject to limitations imposed by Rule 144, these shares may now be sold because the Company has filed and maintained a current registration statement pursuant to the Exchange Act of 1934. In addition, the holders of 1,000,000 of the Restricted Shares and warrants to purchase 125,000 shares have certain registration rights. The sale of a substantial number of shares of Common Stock or the availability of Common Stock for sale could adversely affect the market price of the Common Stock prevailing from time to time.

Effect of Previously Issued Options and Warrants on Stock Price

          The Company has reserved from the authorized, but unissued, Common Stock, 809,000 shares of Common Stock for issuance upon exercise of outstanding options granted under the Company's 1998 Stock Option Plan, 1,545,000 shares for issuance upon exercise of options available for future grant under the Plan and 125,000 shares reserved for issuance upon the exercise of Consulting Warrants granted to LT Lawrence & Co., Inc. The existence of these options and warrants may prove to be a hindrance to future financings, since the holders of such securities may be expected to exercise them at a time when the Company would otherwise be able to obtain additional equity capital on terms more favorable to the Company. In addition, the holders of these securities have certain registration rights, and the sale of the shares issuable upon exercise of such securities or the availability of such shares for sale could adversely affect the market price of the Common Stock.

                                                                   5

                                                                                                         EXHIBIT J-6

Possible Issuance of Preferred Stock

          The Board of Directors may issue up to 100,000,000 shares of Preferred Stock in one or more series without any action on the part of our shareholders, the existence and/or terms of which may adversely affect the rights of holders of the Common Stock. In addition, the issuance of any such additional preferred stock may be used as an "anti-takeover" device without further action on the part of the shareholders. Issuance of preferred stock, which may be accomplished through a public offering or a private placement to parties favorable to current management, may dilute the voting power of holders of Common Stock and the Preferred Stock (such as by issuing preferred stock with super voting rights) and may render more difficult the removal of current management, even if such removal may be in our shareholders' best interests.

Limited Active Trading Market; Market Volatility

          The Company's shares are traded on the OTC Electronic Bulletin Board, a screen-based trading system operated by the National Association of Securities Dealers, Inc. Securities traded on the Bulletin Board are, for the most part, thinly traded and subject to special regulations not imposed on securities listed or traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system or on a national securities exchange. The Company's shares have experienced in the past and are expected to experience in the future significant price and volume volatility, increasing the risk of ownership to investors. Factors such as the Company's financial results, the introduction of the Company's products, its ability to enter into joint venture or licensing agreements and various factors effecting the automotive industry may have a significant impact on the market price of the Company's Common Stock. Additionally, in recent years, the stock market has experienced a high level of price and volume volatility and market prices for the stock of many companies, particularly of small capitalization companies the Common Stock of which trade in the over-the-counter market, have experienced wide price fluctuations which have not necessarily been related to the operating performance of such companies to one or more market makers to make a market in the Company's Common Stock. Such activities may exert a dominating influence on the market during their duration and such activities may be discontinued at any time.

Special Note Regarding Forward-Looking Statements

          Certain statements contained or incorporated by reference in this Registration Statement, including without limitation, statements containing the words "believes," "anticipates," "intends," "expects," "plans" and words of similar import, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by                                                                    6

                                                                                               EXHIBIT J-7

such forward-looking statements. Such factors include, among others, the risks identified above under "Special Risk Factors." Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the result of any revision to any of the forward-looking statements contained herein to reflect future events or developments.

                                                                  7

                                                                                                            EXHIBIT K

Torvec, inc.
Capitalization Schedule
As of August 25, 2000

Common Stock issued and outstanding as of August 25, 2000	21,330,644
Reserved for issuance pursuant to stock options	809,000
Warrants outstanding exercisable upon initial public offering	125,000
Commitment warrants pursuant to Agreement	945,000
Reserved for issuance as a result of this Agreement	5,000,000
Reserved for issuance under Stock Option Plan	1,545,000
Reserved for issuance under Consultants S-8 Registration	34,714
Total Common Shares outstanding and reserved

Shares of Common Stock authorized	40,000,000
Shares of Preferred Stock authorized none issued	100,000,000

                                                                                                       EXHIBIT L

TORVEC, INC.

USE OF PROCEEDS

Expenses of Financing Registration and other Expenses of Distribution Working Capital Parts Other Direct Costs Research and Development Selling, General and Administrative Costs TOTAL PROCEEDS	$ 170,000 31,500,000 8,100,000 5,850,000 4,380,000 $50,000,000*

EXHIBIT M-1 THROUGH M-31

List Of Intellectual Properties

                                                                                          EXHIBIT M-1

TORVEC, INC.
TRADEMARK STATUS REPORT
August 28, 2000

"TORVEC"

U.S. Application No. 225,188, Statement of Use due 1/6/01

Corresponding registrations:
     Argentina, Registration No. 1,730,006, granted 4/12/99
     China, Registration No. 1,276,959, granted 5/21/99
     France, Registration No. 98,714,992, granted 1/28/98
     Germany, Registration No. 398 01 522, granted 2/17/98
     Japan, Registration No. 4,300,792, granted 7/30/99 [Class 7]
     Japan, Registration No. 4,300,793, granted 7/30/99 [Class 12]
     Korea, Registration No. 439,232, granted 1/25/99 [KR Class 38]
     Korea, Registration No. 450,193, granted 6/29/99 [KR Class 37]
     Mexico, Registration No. 577,326, granted 5/25/98 [Class 7]
     UK, Registration No. 2,155,637, granted 1/15/98

Corresponding pending applications:
     Argentina, Application No. 2,297,624, filed 7/13/00 [Class 7]
     Argentina, Application No. 2,135,245, filed 3/4/98 [Class 12]
     Brazil, Application No. 822200090, filed 11/17/99
     China, Application No. 9800007048, filed 1/22/98
     Italy, Application No.RM98C/000306, filed 1/23/98
     Mexico, Application No. 429,876, filed 6/8/00 [Class 7]
     Mexico, Application No. 324,479, filed 3/4/98 [Class 12]

"FTV"

U.S. Application mailed to Trademark Office 8/28/00

Corresponding applications (serial numbers not yet assigned) filed in:
     Argentina
     Brazil
     China
     France
     Germany
     Italy
     Japan
     Korea
     Mexico
     UK

                                                                                          EXHIBIT M-2

TORVEC, INC.
CURRENT STATUS OF U.S. & FOREIGN PATENT APPLICATION CASES
28 August 2000
* New Additions

TITLE	COUNTRY	APPLICATION NO.	STATUS
Variable-Angle Gear System	Australia	26570/95 Patent No. 581528	ISSUED
Variable-Angle Gear System	Brazil	95 07908-4	ALLOWED
*Variable-Angle Gear System	Canada	2,191,701	ALLOWED
Variable-Angle Gear System	China	95 194440.1	Pending. Published on 8/6/97 with Publ. No. CN 1156499A
Variable-Angle Gear System	Europe	95 921372.9 Patent No. 0760064 German Pat. No. 69514654.8	ISSUED

                                                                                          EXHIBIT M-3
TITLE	COUNTRY	APPLICATION NO.	STATUS
Variable-Angle Gear System	Japan	501004/96	Pending. Domestic Announcement 9/2/97
Variable-Angle Gear System	Korea	96-706840 Patent No. 236819	ISSUED
Variable-Angle Gear System	Mexico	96 05859	Pending
Hydraulic Machine with Gear- Mounted Swash-Plate	Australia	30075/95 Patent No. 681534	ISSUED
Hydraulic Machine with Gear- Mounted Swash-Plate	Brazil	95 08276-0	ALLOWED
Hydraulic Machine with Gear- Mounted Swash-Plate	Canada	2,194,963 Patent No. 2,194,963	ISSUED
Hydraulic Machine with Gear- Mounted Swash-Plate	China	95 195044.4	Pending - Published on Oct. 29, 1997 with Publ No. CN 1163650A

                                                                                          EXHIBIT M-4
TITLE	COUNTRY	APPLICATION NO.	STATUS
Hydraulic Machine with Gear- Mounted Swash-Plate	Europe	95 926258.5	ALLOWED. in final stages prior to translations for 7 countries
Hydraulic Machine with Gear- Mounted Swash-Plate	Japan	505116/96 Patent No. 2807349	ISSUED
Hydraulic Machine with Gear- Mounted Swash-Plate	Korea	97 700152 Patent No. 219293	ISSUED
Hydraulic Machine with Gear- Mounted Swash-Plate	Mexico	97 00288	ALLOWED
*Modular System for Track-laying Vehicle	U.S.	09/213,650	ALLOWED
Modular Track-laying System	PCT	PCT/US99/29281	Pending (filed 12/10/99)
*Spool Valve for Fluid Control	U.S.	09/238,444 Patent No. 6,095,192	ISSUED
Spool Valve for Fluid Control	PCT	PCT/US00/01619	Pending (filed 1/25/00)

                                                                                          EXHIBIT M-5
TITLE	COUNTRY	APPLICATION NO.	STATUS
Endless Elastic Track for Track-Laying Vehicles	U.S.	09/435,218	Pending. (filed 11/5/99)

                                                                                          EXHIBIT M-6

TORVEC, INC.
CURRENT STATUS OF U.S. & FOREIGN PATENT APPLICATION CASES
28 AUGUST 2000
*New Additions

TITLE	COUNTRY	APPLICATION NO.	STATUS
Variable-Angle Gear System	Australia	26470/95 Patent No. 581528	ISSUED.
Variable-Angle Gear System	Brazil	95 07908-4	ALLOWED
*Variable-Angle Gear System	Canada	2,191,701	ALLOWED
Variable-Angle Gear System	China	95 194440.1	Pending. Published on 8/6/97 with Publ. No. CN 1156499A
Variable-Angle Gear System	Europe	95 921372.9 Patent No. 0760064 German Pat. No. 69514654.8	ISSUED

                                                                                          EXHIBIT M-7
TITLE	COUNTRY	APPLICATION NO.	STATUS
Variable-Angle Gear System	Japan	501004/96	Pending. Domestic Announcement 9/2/97
Variable-Angle Gear System	Korea	96-706840 Patent No. 236819	ISSUED
Variable-Angle Gear System	Mexico	96 05859	Pending.
Hydraulic Machine with Gear- Mounted Swash-Plate	Australia	30075/95 Patent No. 681534	ISSUED
Hydraulic Machine with Gear- Mounted Swash-Plate	Brazil	95 08276-0	ALLOWED
Hydraulic Machine with Gear- Mounted Swash-Plate	Canada	2,194,963 Patent No. 2,194,963	ISSUED
Hydraulic Machine with Gear- Mounted Swash-Plate	China	95 195044.4	Pending- Published on Oct. 29, 1997 with Publ No. CN 1163650A

                                                                                          EXHIBIT M-8
TITLE	COUNTRY	APPLICATION NO.	STATUS
Hydraulic Machine with Gear- Mounted Swash-Plate	Europe	95 926258.5	ALLOWED in final stages prior to translations for 7 countries
Hydraulic Machine with Gear- Mounted Swash-Plate	Japan	505116/96 Patent No. 2807349	ISSUED
Hydraulic Machine with Gear- Mounted Swash-Plate	Korea	97-700152 Patent No. 219293	ISSUED
Hydraulic Machine with Gear- Mounted Swash-Plate	Mexico	97 00288	ALLOWED
*Modular System for Track- laying Vehicle	U.S.	09/213,650	ALLOWED
Modular Track-laying System	PCT	PCT/US99/29281	Pending (filed 12/10/99)
*Spool Valve For Fluid Control	U.S.	09/238,444 Patent No. 6,095,192	ISSUED
Spool Valve For Fluid Control	PCT	PCT/US00/01619	Pending (filed 1/25/00)

                                                                                          EXHIBIT M-9
TITLE	COUNTRY	APPLICATION NO.	STATUS
Endless Elastic Track for Track-Laying Vehicles	U.S.	09/435,218	Pending (filed 11/5/99)

                                                                                          EXHIBIT M-10

Latest Up-Date:    28 August 2000

TORVEC PATENT PROPERTIES
[NOTE: All of the patent properties listed below are
assigned exclusively to Torvec, Inc.]

I.  Tracked Vehicle Patents

(A)  U.S. Patent Protection

(1)  Priority Applcn: USSN 544,390 (Abandoned)

(2)  U.S. Pat. No. 4,732,053

Title: Filed: Priority: Covers: Expires:	Multi-Axle Vehicle Steer Drive System November 5, 1984 (CIP of abdnd. app. '390) Oct. 21, 1983 Basic steer-drive; as well as basic plus torsion bar/hydraulic wheel suspension Mar. 22, 2005

(3)  U.S. Pat. No. 4,776,235

Title: Filed: Priority: Covers: Expires:	No-Slip, Imposed Diff. Reduction Drive March 19, 1987 (CIP of abdnd. app. '951 & '390) Oct. 21, 1983 Basic steer-drive with planetary reduction gears and clutch for pivot turning. Oct. 11, 2005

(4)  U.S. Pat. No. 4,776,236

Title: Filed: Priority: Covers: Expires:

No-Slip, Imposed Differential
March 19, 1987
(CIP of abdnd. app. '951 & '390) Oct. 21, 1983
Basic steer-drive with worm steer drive to
provide limited-slip when not steering; plus
clutch for pivot turning.
Oct. 11, 2005

Torvec Patent Properties                                                                 EXHIBIT M-11

I.  Tracked Vehicle

(A)  U.S. Patent Protection (Cont'd)

(5)  U.S. Pat. No. 4,895,052
Title: Filed: Priority: Covers: Expires:

Steer Driven Reduction Drive System
October 11, 1988
(CIP of pat. '235) Oct. 21, 1983
Basic steer-drive using differential
reduction drives rather than differentials
and also using worm steer drive to provide
limited-slip when not steering; plus
pivot turning, etc.
Jan. 11, 2007

(6)  U.S. Ser. No. 09/213,650

Title: Filed: Priority: Covers: Status:

Modular System for Track-Laying Vehicle
December 16, 1998
USSN 09/213,650
A module comprising a track suspension system with at least two track drive units, each having (i) tandem wheels and (ii) a drive axle intermediate the wheels in combination with (a) a central differential for dividing engine torque to each track, or (b) with a multi-differential steer-drive. The tandem wheels of each drive unit are independently suspended for rotation about the drive axis of each drive unit.
Allowed -- Issue fee paid 8/17/00

(7)  U.S. Ser. No. 09/435,218

Title: Filed: Application: Covers: Status:

Endless Elastic Track for Track-Laying Vehicles
November 5, 1999
USSN 09/435,218
A modification of the lugs used on known rubber tracks to increase track efficiency by (i) reducing bending stresses and (ii) reducing drag when a vehicle is moving over flat hard surfaces (e.g., pavement) while increasing frictional contact with soft and wet surfaces.
Awaiting first Office Action

Torvec Patent Properties                                                                 EXHIBIT M-12

I.  Tracked Vehicle (Cont'd)

(B)  Non-U.S. Patent Protection

(1)  European Pat. 0 160 671
Countries: Title: Priority: Covers: Expires:	France Germany Sweden United Kingdom No-Slip, Imposed Differential Oct. 21, 1983 [From PCT/US84/01666 (based upon abandoned. U.S. app. '390)] Basic steer-drive; broad claims. Oct. 17, 2004

(2)  Japanese Pat. No. 2002555

Title: Japanese Applcn: Priority: Covers: Expires::	No-Slip, Imposed Differential 503821/84 From PCT/US84/01666 (based upon abdnd. U.S. app. '390) Oct. 21, 1983 Basic steer-drive; broad claims allowed following appeal. Oct. 17, 2004

(3)  PCT/US99/29281

Title: Filed:	Modular System for Track-Laying Vehicle December 10, 1999

[NOTE: The PCT application will initially reserve possible coverage in all
84 member countries. However, election of specific countries will be delayed until International examination of the application gives some indication of the scope of potential protection and until appropriate markets can be determined.]

Status:	Demand for International Preliminary Examination Report has been filed in timely manner.

Torvec Patent Properties                                                                 EXHIBIT M-13

I.  Tracked Vehicle

(B)  Non-U.S. Patent Protection (Cont'd)

(4)  Endless Elastic Track for Track-Laying Vehicles

[NOTE: Foreign patent protection for this new "track design" will be sought via a PCT application within one year of its U.S. filing date, should the expenses of such filing be deemed warranted.]

II.  Orbital transmission:

(A)  U.S. Patent Protection

(1)  Priority Applcn.: USSN 323,444 (Abandoned)

(2)  U.S. Pat. No.: 5,186,692

Title: Filed: Priority: Covers: Expires:

Hydromechanical Orbital Transmission
March 14, 1990 (Field as CIP of '444 via
PCT/US90/01407)
March 14, 1989.
Basic orbital drive where cluster gear meshes
with control and output gears and (b) orbits output gear;
control drive is hydraulic; shift between control drive
and direct drive; etc.
Feb. 16, 2010

Torvec Patent Properties                                                                 EXHIBIT M-14

II.  Orbital transmission:

(b)  Non-U.S. Patent Protection

(1)   PCT/US90/01407 (abandoned*)
Title:   Hydromechanical Orbital Transmission

*   [NOTE: While the original development and testing of this infinitely variable transmission proved its remarkable abilities, it had to be operated in combination with commercially-available automotive hydraulic pump/motors which, unfortunately, created a combined unit that was larger and heavier than the automatic transmissions it was intended to replace. Since its immediate potential commercial value did not appear to warrant the continuation of the relatively high expenses related to obtaining foreign patent protection, such protection was abandoned.

However, with the development of the latest Torvec hydraulic pump/motors (i.e., US. 5,513,553, supra), which are remarkably smaller and lighter than presently-available automotive pump/motors, the Torvec transmission now has great commercial potential worldwide. Therefore, since the Torvec transmission is only commercially practical when used with the Torvec pump/motors, patents outside of the U.S. that correspond directly to this U.S. patent. We believe that the Torvec transmission will be effectively protected by the international patents which are being sought on the Torvec pump/motors, and this international protection should continue in most countries until 2015.]

Torvec Patent Properties                                                                 EXHIBIT M-15

III.  Variable Hydraulic Pump/Motor

(A)  U.S. Patent Protection

(1)  U.S. Pat. No.: 5,440,878
Title: Filed: Application: Covers: Expires:

Variable Hydraulic Machine
Aug. 27, 1992
USSN 936,842
Claims allowed: (a) Detailed (narrow) protection of basic format with gimbaled yoke and slotted-end cap for restraining S/P; (b) Broad claims to single-bearing yoke with spherical bearing for S/P; (c) broad claims to lubricating system using slightly inclined S/P; and (d) vane valve plate
w/balancing troughs, etc.
Aug. 15, 2012

(2)  U.S. Pat. No.: 5,513,553

Title: Filed: Application: Covers: Expires:

Hydraulic Machine with Gear-Mounted Swash-Plate
July 13, 1994
USSN 274,220
Any fixed-cylinder hydraulic machine with a S/P wobbler mounted by int./ext. gear pair in mesh at two points 180 degrees apart w/pitch circles as great circles on same sphere; all four gear forms; plus modular housing. [NOTE: This is a specific adaptation of the Gleasman Variable-Angle Gear System identified below.]
May 7, 2013

Torvec Patent Properties                                                                 EXHIBIT M-16

III.  Variable Hydraulic Pump/Motor

(A)  U.S. Patent Coverage (Cont'd)

(3)  U.S. Pat. No.: 6,095,192
Title: Filed: Application: Covers::

Spool Valve for Fluid Control
January 28, 1999
USSN 09/238,444
A spool valve is provided with a stem portion that defines a fluid passageway formed by either (a) a single central support having a non-cylindrical curved surface shaped aerodynamically, or (b) only a pair of sidewalks with, preferably, interior surfaces that are also shaped aerodynamically. These stem passageways, which are designed to facilitate the flow of high-speed/high-pressure fluids controlled by the valve, are maintained in a predetermined orientation relative to the ports of the valves cylinders by a mechanism preferably including (a) a cam-following roller supported in a tang fixed to each spool and (b) a two-element cam that captures the roller within two of the parallel sides of a cam-track groove formed on the respective interior surfaces of each cam element.

Torvec Patent Properties                                                                 EXHIBIT M-17

III.  Variable Hydraulic Pump/Motor

(B)  Non-U.S. Patent Protection

(1)  PCT/US95/08732
Title: Filed: Priority: Corresponds to: Status:

Hydraulic Machine with Gear Mounted Swash-Plate
July 11, 1995
July 13, 1994
USSN 274,220
Favorable IPE Report (mailed: April 18, 1996)
All Regional/National filings completed

           PCT/08732 - Potential International coverage:

	Country AUSTRALIA BRAZIL CANADA CHINA EUROPE* JAPAN KOREA MEXICO	Application/Patent No. Patent No. 681534 Appln. No. PI 9508276-0 Patent No. 2,194,963 Appln. No. 95 1 95044.4 Appln No. 95 926268.5 Patent. No. 2807849 Patent No. 219293 Appln. No. 97 00288
*The European application has already been allowed and national patents will issue in Belgium, France, Germany, Great Britain, Italy, Spain, and Sweden.

Torvec Patent Properties                                                                 EXHIBIT M-18

III.  Variable Hydraulic Pump/Motor

(B)  Non-U.S. Patent Protection (Cont'd)

(2)  PCT/US00/01619
Title: Filed:	Spool Valve January 25, 2000

[NOTE: We presently intent to initially reserve possible coverage in all 84 member countries. However, election of specific countries for final non-U.S. coverage will be delayed until examination of the application gives some indication of the scope of potential protection and until appropriate markets can be determined.]

Status:	International Preliminary Examination Report states that "Novelty", Inventive Step" and Industrial Applicability" are positive on all claims.

Torvec Patent Properties                                                                 EXHIBIT M-19

IV.  Variable-Angle Gear System and Constant-Velocity Joint

(A)  U.S. Patents

(1)  U.S. Pat. No.: 5,647,802

Title: Filed: Covers: Expires:

Variable-Angle Gears
June 2, 1994 (Application Ser. No. 252,743)
A pair of spherical gears having respective spherical pitch surfaces and pitch circles that are great circles on each respective sphere, where: (a) spheres are concentric and (b) where pitch spheres share only a single point of tangency; four gear tooth designs: lune, circle-tangent, circle-on-diamond;and lune/inverse-curve.
June 2, 2014

(2)  U.S. Pat. No. 5,613,914

Title: Filed: Priority: Application: Covers: Expires:

Universal Coupling
March 24, 1995
June 2, 1994 [Division of USSN 252,743 (now US 5,647,802) above]
USSN 410,235
CV coupling is a pair of spherical gears having pitch surfaces that are a pair of concentric spheres having substantially identical radii and intersecting at two points separated by 180 degrees, and central portion of each tooth face is circular arc; all four gear tooth designs: lune, circle-tangent, circle-on-diamond; and lune/inverse-curve; and special heavy-duty multi-ball bearing unit.
June 2, 2014

(3)  U.S. Pat. No. 5,878,492

Title: Filed: Priority: Covers: Expires:

Method for Shaping the Teeth of Spherical Gears
March 3, 1997
June 2, 1994 (Division of USSN 252,743 above)
Method of making a pair of spherical gears having respective spherical pitch surfaces and pitch circles that are great circles on each respective sphere, where: (a) spheres are concentric and (b) where pitch spheres share only a single point of tangency; four gear tooth designs: lune, circle-tangent, circle-on-diamond; and lune/inverse-curve.
June 2, 2014

Torvec Patent Properties                                                                 EXHIBIT M-20

IV.  Variable-Angle Gear System and Constant-Velocity Joint (Cont'd)

(B)  Non-U.S. Patent Protection

(1)  PCT/US95/06538

Title: Filed: Status:

Variable-Angle Gear System and Constant-Velocity Joint
May 23, 1995
This international PCT application covers all the subject matter disclosed in USSN 252,743 as originally filed), (i.e., it corresponds to: (a) U.S. Patent No. 5,613,914, (b) US. 5,647,802, and (c) U.S. Patent No.: 5,878,492.
All Regional/National filings completed.

        PCT/06538                     Potential international coverage:

Country AUSTRALIA BRAZIL CANADA CHINA EUROPE* JAPAN KOREA MEXICO

Application No.

Patent No. 681528
Appln. No. PI 9507908-4
Appln. No. 2,191,701
Appln. No. 95 1 94440.1
Patent. No. 0760064
(German Patent No. 69514654.8)
Appln. No. 501004/96
Patent No. 236819
Appln. No. 96 05859

*The European application has issued and in addition to the German patent noted above other national patents will issue in Belgium France, Germany, Great Britain, Italy, Spain, and Sweden.

                                                                                          EXHIBIT M-21

Latest Up-Date:    28 August 2000

TORVEC PATENT PROPERTIES
[NOTE: All of the patent properties listed below are
assigned exclusively to Torvec, Inc.]

I.  Tracked Vehicle Patents

(A)  U.S. Patent Protection

(1)  Priority Applcn: USSN 544,390 (Abandoned)

(2)  U.S. Pat. No. 4,732,053

Title: Filed: Priority: Covers: Expires:	Multi-Axle Vehicle Steer Drive System November 5, 1984 (CIP of abdnd. app. '390) Oct. 21, 1983 Basic steer-drive; as well as basic plus torsion bar/hydraulic wheel suspension Mar. 22, 2005

(3)  U.S. Pat. No. 4,776,235

Title: Filed: Priority: Covers: Expires:	No-Slip, Imposed Diff. Reduction Drive March 19, 1987 (CIP of abdnd. app. '951 & '390) Oct. 21, 1983 Basic steer-drive with planetary reduction gears and clutch for pivot turning. Oct. 11, 2005

(4)  U.S. Pat. No. 4,776,236

Title: Filed: Priority: Covers: Expires:

No-Slip, Imposed Differential
March 19, 1987
(CIP of abdnd. app. '951 & '390) Oct. 21, 1983
Basic steer-drive with worm steer drive to
provide limited-slip when not steering; plus
clutch for pivot turning.
Oct. 11, 2005

Torvec Patent Properties                                                                 EXHIBIT M-22

I.  Tracked Vehicle

(A)  U.S. Patent Protection (Cont'd)

(5)  U.S. Pat. No. 4,895,052
Title: Filed: Priority: Covers: Expires:

Steer Driven Reduction Drive System
October 11, 1988
(CIP of pat. '235) Oct. 21, 1983
Basic steer-drive using differential
reduction drives rather than differentials
and also using worm steer drive to provide
limited-slip when not steering; plus
pivot turning, etc.
Jan. 11, 2007

(6)  U.S. Ser. No. 09/213,650

Title: Filed: Priority: Covers: Status:

Modular System for Track-Laying Vehicle
December 16, 1998
USSN 09/213,650
A module comprising a track suspension system with at least two track drive units, each having (i) tandem wheels and (ii) a drive axle intermediate the wheels in combination with (a) a central differential for dividing engine torque to each track, or (b) with a multi-differential steer-drive. The tandem wheels of each drive unit are independently suspended for rotation about the drive axis of each drive unit.
Allowed -- Issue fee paid 8/17/00

(7)  U.S. Ser. No. 09/435,218

Title: Filed: Application: Covers: Status:

Endless Elastic Track for Track-Laying Vehicles
November 5, 1999
USSN 09/435,218
A modification of the lugs used on known rubber tracks to increase track efficiency by (i) reducing bending stresses and (ii) reducing drag when a vehicle is moving over flat hard surfaces (e.g., pavement) while increasing frictional contact with soft and wet surfaces.
Awaiting first Office Action

Torvec Patent Properties                                                                 EXHIBIT M-23

I.  Tracked Vehicle (Cont'd)

(B)  Non-U.S. Patent Protection

(1)  European Pat. 0 160 671
Countries: Title: Priority: Covers: Expires:	France Germany Sweden United Kingdom No-Slip, Imposed Differential Oct. 21, 1983 [From PCT/US84/01666 (based upon abandoned. U.S. app. '390)] Basic steer-drive; broad claims. Oct. 17, 2004

(2)  Japanese Pat. No. 2002555

Title: Japanese Applcn: Priority: Covers: Expires::	No-Slip, Imposed Differential 503821/84 From PCT/US84/01666 (based upon abdnd. U.S. app. '390) Oct. 21, 1983 Basic steer-drive; broad claims allowed following appeal. Oct. 17, 2004

(3)  PCT/US99/29281

Title: Filed:	Modular System for Track-Laying Vehicle December 10, 1999

[NOTE: The PCT application will initially reserve possible coverage in all
84 member countries. However, election of specific countries will be delayed until International examination of the application gives some indication of the scope of potential protection and until appropriate markets can be determined.]

Status:	Demand for International Preliminary Examination Report has been filed in timely manner.

Torvec Patent Properties                                                                 EXHIBIT M-24

I.  Tracked Vehicle

(B)  Non-U.S. Patent Protection (Cont'd)

(4)  Endless Elastic Track for Track-Laying Vehicles

[NOTE: Foreign patent protection for this new "track design" will be sought via a PCT application within one year of its U.S. filing date, should the expenses of such filing be deemed warranted.]

II.  Orbital transmission:

(A)  U.S. Patent Protection

(1)  Priority Applcn.: USSN 323,444 (Abandoned)

(2)  U.S. Pat. No.: 5,186,692

Title: Filed: Priority: Covers: Expires:

Hydromechanical Orbital Transmission
March 14, 1990 (Field as CIP of '444 via
PCT/US90/01407)
March 14, 1989.
Basic orbital drive where cluster gear meshes
with control and output gears and (b) orbits output gear;
control drive is hydraulic; shift between control drive
and direct drive; etc.
Feb. 16, 2010

Torvec Patent Properties                                                                 EXHIBIT M-25

II.  Orbital transmission:

(b)  Non-U.S. Patent Protection

(1)   PCT/US90/01407 (abandoned*)
Title:   Hydromechanical Orbital Transmission

*   [NOTE: While the original development and testing of this infinitely variable transmission proved its remarkable abilities, it had to be operated in combination with commercially-available automotive hydraulic pump/motors which, unfortunately, created a combined unit that was larger and heavier than the automatic transmissions it was intended to replace. Since its immediate potential commercial value did not appear to warrant the continuation of the relatively high expenses related to obtaining foreign patent protection, such protection was abandoned.

However, with the development of the latest Torvec hydraulic pump/motors (i.e., US. 5,513,553, supra), which are remarkably smaller and lighter than presently-available automotive pump/motors, the Torvec transmission now has great commercial potential worldwide. Therefore, since the Torvec transmission is only commercially practical when used with the Torvec pump/motors, patents outside of the U.S. that correspond directly to this U.S. patent. We believe that the Torvec transmission will be effectively protected by the international patents which are being sought on the Torvec pump/motors, and this international protection should continue in most countries until 2015.]

Torvec Patent Properties                                                                 EXHIBIT M-26

III.  Variable Hydraulic Pump/Motor

(A)  U.S. Patent Protection

(1)  U.S. Pat. No.: 5,440,878
Title: Filed: Application: Covers: Expires:

Variable Hydraulic Machine
Aug. 27, 1992
USSN 936,842
Claims allowed: (a) Detailed (narrow) protection of basic format with gimbaled yoke and slotted-end cap for restraining S/P; (b) Broad claims to single-bearing yoke with spherical bearing for S/P; (c) broad claims to lubricating system using slightly inclined S/P; and (d) vane valve plate
w/balancing troughs, etc.
Aug. 15, 2012

(2)  U.S. Pat. No.: 5,513,553

Title: Filed: Application: Covers: Expires:

Hydraulic Machine with Gear-Mounted Swash-Plate
July 13, 1994
USSN 274,220
Any fixed-cylinder hydraulic machine with a S/P wobbler mounted by int./ext. gear pair in mesh at two points 180 degrees apart w/pitch circles as great circles on same sphere; all four gear forms; plus modular housing. [NOTE: This is a specific adaptation of the Gleasman Variable-Angle Gear System identified below.]
May 7, 2013

Torvec Patent Properties                                                                 EXHIBIT M-27

III.  Variable Hydraulic Pump/Motor

(A)  U.S. Patent Coverage (Cont'd)

(3)  U.S. Pat. No.: 6,095,192
Title: Filed: Application: Covers::

Spool Valve for Fluid Control
January 28, 1999
USSN 09/238,444
A spool valve is provided with a stem portion that defines a fluid passageway formed by either (a) a single central support having a non-cylindrical curved surface shaped aerodynamically, or (b) only a pair of sidewalks with, preferably, interior surfaces that are also shaped aerodynamically. These stem passageways, which are designed to facilitate the flow of high-speed/high-pressure fluids controlled by the valve, are maintained in a predetermined orientation relative to the ports of the valves cylinders by a mechanism preferably including (a) a cam-following roller supported in a tang fixed to each spool and (b) a two-element cam that captures the roller within two of the parallel sides of a cam-track groove formed on the respective interior surfaces of each cam element.

Torvec Patent Properties                                                                 EXHIBIT M-28

III.  Variable Hydraulic Pump/Motor

(B)  Non-U.S. Patent Protection

(1)  PCT/US95/08732
Title: Filed: Priority: Corresponds to: Status:

Hydraulic Machine with Gear Mounted Swash-Plate
July 11, 1995
July 13, 1994
USSN 274,220
Favorable IPE Report (mailed: April 18, 1996)
All Regional/National filings completed

           PCT/08732 - Potential International coverage:

	Country AUSTRALIA BRAZIL CANADA CHINA EUROPE* JAPAN KOREA MEXICO	Application/Patent No. Patent No. 681534 Appln. No. PI 9508276-0 Patent No. 2,194,963 Appln. No. 95 1 95044.4 Appln No. 95 926268.5 Patent. No. 2807849 Patent No. 219293 Appln. No. 97 00288
*The European application has already been allowed and national patents will issue in Belgium, France, Germany, Great Britain, Italy, Spain, and Sweden.

Torvec Patent Properties                                                                 EXHIBIT M-29

III.  Variable Hydraulic Pump/Motor

(B)  Non-U.S. Patent Protection (Cont'd)

(2)  PCT/US00/01619
Title: Filed:	Spool Valve January 25, 2000

[NOTE: We presently intent to initially reserve possible coverage in all 84 member countries. However, election of specific countries for final non-U.S. coverage will be delayed until examination of the application gives some indication of the scope of potential protection and until appropriate markets can be determined.]

Status:	International Preliminary Examination Report states that "Novelty", Inventive Step" and Industrial Applicability" are positive on all claims.

Torvec Patent Properties                                                                 EXHIBIT M-30

IV.  Variable-Angle Gear System and Constant-Velocity Joint

(A)  U.S. Patents

(1)  U.S. Pat. No.: 5,647,802

Title: Filed: Covers: Expires:

Variable-Angle Gears
June 2, 1994 (Application Ser. No. 252,743)
A pair of spherical gears having respective spherical pitch surfaces and pitch circles that are great circles on each respective sphere, where: (a) spheres are concentric and (b) where pitch spheres share only a single point of tangency; four gear tooth designs: lune, circle-tangent, circle-on-diamond;and lune/inverse-curve.
June 2, 2014

(2)  U.S. Pat. No. 5,613,914

Title: Filed: Priority: Application: Covers: Expires:

Universal Coupling
March 24, 1995
June 2, 1994 [Division of USSN 252,743 (now US 5,647,802) above]
USSN 410,235
CV coupling is a pair of spherical gears having pitch surfaces that are a pair of concentric spheres having substantially identical radii and intersecting at two points separated by 180 degrees, and central portion of each tooth face is circular arc; all four gear tooth designs: lune, circle-tangent, circle-on-diamond; and lune/inverse-curve; and special heavy-duty multi-ball bearing unit.
June 2, 2014

(3)  U.S. Pat. No. 5,878,492

Title: Filed: Priority: Covers: Expires:

Method for Shaping the Teeth of Spherical Gears
March 3, 1997
June 2, 1994 (Division of USSN 252,743 above)
Method of making a pair of spherical gears having respective spherical pitch surfaces and pitch circles that are great circles on each respective sphere, where: (a) spheres are concentric and (b) where pitch spheres share only a single point of tangency; four gear tooth designs: lune, circle-tangent, circle-on-diamond; and lune/inverse-curve.
June 2, 2014

Torvec Patent Properties                                                                 EXHIBIT M-31

IV.  Variable-Angle Gear System and Constant-Velocity Joint (Cont'd)

(B)  Non-U.S. Patent Protection

(1)  PCT/US95/06538

Title: Filed: Status:

Variable-Angle Gear System and Constant-Velocity Joint
May 23, 1995
This international PCT application covers all the subject matter disclosed in USSN 252,743 as originally filed), (i.e., it corresponds to: (a) U.S. Patent No. 5,613,914, (b) US. 5,647,802, and (c) U.S. Patent No.: 5,878,492.
All Regional/National filings completed.

        PCT/06538                     Potential international coverage:

Country AUSTRALIA BRAZIL CANADA CHINA EUROPE* JAPAN KOREA MEXICO

Application No.

Patent No. 681528
Appln. No. PI 9507908-4
Appln. No. 2,191,701
Appln. No. 95 1 94440.1
Patent. No. 0760064
(German Patent No. 69514654.8)
Appln. No. 501004/96
Patent No. 236819
Appln. No. 96 05859

*The European application has issued and in addition to the German patent noted above other national patents will issue in Belgium France, Germany, Great Britain, Italy, Spain, and Sweden.

                                                                                                    EXHIBIT N

SCHEDULE OF KEY EMPLOYEES

(a)     The following table sets forth certain information about the current directors, executive officers of the Company and its consultants.

Name	Age	Position	Date of Election or Designation	Date of Termination or Resignation
Herbert H. Dobbs 448 West Maryknoll Road Rochester Hills, MI 48309	68	Chairman of the Board of Directors	02/20/98	*
Keith E. Gleasman 11 Pond View Drive Pittsford, NY 14534	52	Director; President and Consultant to Torvec, Inc.	09/26/96	*
Lee E. Sawyer 16 Williamsburg Lane Rolling Hills, CA 90274	58	Director	09/27/96	*
Morton A. Polster c/o Eugene Stephens & Associates 56 Windsor Street Rochester, NY 14605	72	Director; Secretary of Torvec, Inc.	09/27/96	*
James A. Gleasman 11 Pond View Drive Pittsford, NY 14534	59	Director; Consultant to Torvec, Inc.	02/20/98	*
Vernon E. Gleasman 11 Pond View Drive Pittsford, NY 14534	88	Consultant to Torvec, Inc.	12/01/97	*
Samuel M. Bronsky 6653 Main Street Williamsville, NY 14221	38	Chief Financial Officer	04/01/98	*

(b)     Business Experience

     The following sets forth the business experience of the members of the Company's Board of Directors, its executive officers and other significant Company personnel:

                                                                                      &n

          1.          Dr. Herbert H. Dobbs - Chairman of the Board of Directors

Dr. Dobbs, Ph.D., P.E., has worked at every level from design engineer to technical director of an Army Major Commodity Command at the two-star level. He has worked as a hands-on engineer and scientist in industry and government, commanded field units, managed Army R & D programs and laboratories and currently has his own practice as a consultant engineer. He has the broad background needed to guide the Company's growth and development.

During his career he has:
o	Worked as a manufacturing engineer.
o	Worked as a design engineer in the aircraft and missile industry.
o	Managed Army laboratories as a captain, lieutenant colonel and colonel.
o

Organized, implemented and operated the theater-wide "Red Ball Express" quick response supply system in Vietnam to get disabled weapons and other critical equipment repaired and back into combat as rapidly as possible.

o	Done basic research on multi-phase turbulent fluid dynamics supporting development of the gas turbine primary power system now used in the M1 Abrams Main Battle Tank (MBT).
o	Managed advanced development of the laser guided 155mm-artillery shell now known as the "Copperhead".
o	Served in Taiwan as a member of the U.S. Military Assistance Advisory Group (MAAG) working with the Republic of China Army General Staff.
o	Served as liaison officer between the Army and Air Force for development of the laser seeker for the Hellfire missile.
o

Guided development of a new family of tactical vehicles for the Army, including the High Mobility Multipurpose Wheeled Vehicle (HMMWV) now known as the "Hummer", which uses Vernon Gleasman's Torsen® differential.

Served as Technical Director of U.S. Army Tank-Automotive Command (TACOM), which employs some 6,400 people and is responsible for all support of U.S. military ground vehicles (a fleet of 440,000) from development to ultimate disposal with a budget of nearly $10 billion a year. He was also responsible for negotiation

                                                      2

                                                    EXHIBIT N-3

and management of military automotive R&D agreements with the French and German Ministries of Defense.

At the end of 1985, Herbert H. Dobbs left government service and started his own consulting practice and began working with the Gleasmans to develop and market Vernon Gleasman's inventions. Herbert H. Dobbs holds a Ph.D. in Mechanical Engineering from the University of Michigan and is a registered professional engineer in Michigan. He holds several patents of his own and, among many affiliations, is a member of SAE, ASME, NSPE, AAAS, Sigma XI, AUSA, ADPA and the U.S. Army Science Board. The last named organization is a small group of senior technical and managerial people chosen from industry and academia to provide direct advice to the Secretary of the Army, the Chief of Staff, and the Department of the Army concerning issues of policy, budgets, doctrine, organization, training and technology.

          2.          Keith E. Gleasman - Director; President and Consultant to Torvec,                          Inc.

Co-Inventor with Vernon E. Gleasman on all Torvec patents, Mr. Gleasman's strengths include his extensive marketing and sales executive experience, in addition to his design and development knowledge. His particular expertise has been in the area of defining and demonstrating the products to persons within all levels of the automotive industry, race crew members, educators and students.

o	As Vice President of Sales for Gleason Corporation (Power Systems Division), designed and conducted seminars on vehicle driveline systems for engineers at the U.S. army tank automotive command.
o	Designed a complete nationwide after-market program for the Torsen Differential, which included trade show participation for the largest after-market shows in the U.S.,SCORE and SEMA.
o	Extensive after-market experience including pricing, distribution, sales catalogs, promotions, trade show booths designs and vehicle sponsorships.
o	Responsible for over 300 articles in trade magazines highlighting the Torsen Differential (e.g., Popular Science, Auto Week, Motor Trend, Off-Road, and Four Wheeler).

                                                                        3

                                                                                           EXHIBIT N-4

o	Designed FasTrack™ vehicle prototype, (from concept to asssembly).
o	Assisted in developing engineering and manufacturing procedures for the Torsen Differential and for all of the Torvec prototypes.
o	Instructed race teams on use of the Torsen Differential (Indy cars, Formula 1, SCCA Trans-Am, IMSA, GTO, GTU, GT-1, NASCAR, truck pullers and off-road racers).
o	Has been trained for up-to-date manufacturing techniques such as NWH, statistical process control and MRP II.
Mr. Gleasman has extensive technical and practical experience, covering all aspect of the Company's products such as, promotion, engineering and manufacturing.

           3.          Morton A. Polster - Director; Secretary of Torvec, Inc.

Partner in the intellectual property law firm of Eugene Stephens & Associates. Formerly, General Patent Counsel and, thereafter, Secretary and Corporate Counsel for Gleason Corporation (1969 - 1989) and prior to that, Patent Counsel for Eastman Kodak Corporation (1960 - 1969). While with Gleason Corporation, Mr. Polster represented Gleason when the latter purchased the Gleasman's Triple D, Inc., and exclusive rights to the Gleasman patents relating to the design and manufacture of the Torsen differen d Gleason when the latter sold its Power Systems Division and its rights to the Torsen Differential to Diesel Kiki, Ltd. of Japan (now Zexel Corporation). While in private practice, since 1989, Mr. Polster represented Zexel Torsen, Inc., (subsidiary of Zexel Corp.), which was created to manage the manufacture and sale of Torsen Differentials. Mr. Polster has been patent counsel to the Gleasmans since 1989 and has been in charge of the preparation and execution of their U.S. and international patent protec

          4.          Lee E. Sawyer - Director

Over a 30-year career in the wholesale side of the automotive industry, Mr. Sawyer has worked for Ford in the technical training field and for Toyota in sales, marketing, motorsports and service. During the last ten years, he was part of the start-up teams that successfully launched

                                                                4

                                                                 EXHIBIT N-5

Hyundai and Kia Motors America focusing on parts, service, quality assurance, fleet sales, public relations and consumer affairs policy, procedures and systems. During his career he has worked with these automakers as follows:

Ford Motor Company:
o o	As Ford's first field service engineer. Managed expanded Training Center with Ford, Lincoln-Mercury car and heavy truck classrooms, and taught Ford Shelby high performance curriculum.
Toyota Motor Sales USA:
o o o o o

Established 12 service Training Centers.

Computerized the national warranty system and established an expense control audit program.

Managed sales, parts and service field force during a period in which sales increased 300%

In 1979, introduced the Torsen® differential to Toyota

Started Motorsports - hired factory race teams, coordinated race engine development, and conducted Long Beach Grand Prix and Pro-Celebrity Match Race. Results: 14 national championships.

Hyundai Motor America:
o o

Started national Service Department: warranty, quality assurance, consumer affairs, technical and management training.

Managed public relation's activities, product introduction press previews, press releases and media interviews.

Kia Motors America:
o o	Consulted with Kia Korea re: establishing a car company in the USA. Started service department: warranty, quality assurance, consumer affairs, service training and publication.

Mr. Sawyer is a start-up specialist with the operations, management, communications and problem solving skills required to launch the

                                                            5

                                                               EXHBIIT N-6

Company successfully. He holds a B.A. in Industrial Technology and attended USC School of Business-International Relations, Ford
Marketing Institute, Toyota Management Training, American Management Association Training, Interpersonal skills training, and U.S. Coast Guard Leadership and Diesel Engine schools.

          5.           James A. Gleasman - Director; Consultant to Torvec, Inc.

o	Life-long entrepreneur.
o	Skilled in management, finance, strategic planning, organizing and marketing.
o	Co-inventor of the Gleasman GSD--10 steer drive.
o	Established manufacturing of the Torsen® Differential in Argentina, Brazil, etc.
o	Principal at two of the family companies, raised capital, negotiated international, military and automotive contracts.
o	Set business strategies for small company's dealings with large companies, including sale of family company to Gleason Corp., New York.
o	Joint venture partner with Clayton Brokerage Co. of St. Louis, MO.
o	Owned financial-consulting business.
o	Negotiated with numerous Asian Corporations (including Mitsubishi and Mitsui).
o	Educated in Asian philosophy, business practices and culture.

          6.          Samuel M. Bronsky - Chief Financial Officer

Owner of a Certified Public Accounting firm specializing in small to medium-sized businesses. Services include audits, reviews, compilations, and consulting services, including among other items, business valuations, computer applications, assisting in debt acquisition and consolidation, purchasing and selling of businesses and related tax ramifications, and general business assistance for clients. In addition, Mr. Bronsky has worked with various government agencies in a variety of audit contexts, including sales tax audits, IRS examinations. Mr. Bronsky is licensed in New York and is a member of the New York State Society of CPAs and the American Institute of CPAs. He is a director of the East Buffalo Credit Union and the Erie Community College Foundation and is the treasurer of the East Buffalo Credit Union. Mr. Bronsky is past treasurer and director of the Amherst Chamber of Commerce.

                                                                   6

                                                                           EXHIBIT N-7

          7.          Vernon E. Gleasman - Consultant to Torvec, Inc.

Mr. Gleasman is co-inventor (with sons, James A. and Keith E. Gleasman) of the all-gear GSD-10 (a hydro-mechanical steering system for track vehicles); conceived and engineered the FasTrack™ vehicle (discussed below); and is inventor of the Torsen® differential now used in many passenger automobiles around the world such as: Porsche, Audi Quattro's, 8 car lines of Toyota (i.e., Lexus, Supra and RAV4), Mazda Miata and RX7, Chevrolet Camero, Pontiac Firebird, Oldsmobile Achieva, Suzuki, and the U.S. Army HMMWV (Hummer). Mr. Gleasman was the winner of the Society of Automotive Engineers' 1983 Schwitzer Award for Most Innovative New Product at the Indianapolis 500; is listed in Who's Who in American Inventors 1990 Edition; and he has been nominated to the National Inventors Hall of Fame. His work is featured in the Theory of Machines and Mechanisms, McGraw-Hill, 1995 (Mr. Gleasman's Torsen® Differential is pictured on the jacket cover). He has been granted over 20 patents on gearing, differentials, and machine tools over the past 30 years, and he is the principal inventor on over 100 U.S. patents (as well as corresponding foreign patents), primarily automotive-related. Examples (U.S. patent numbers in parenthesis): hydraulic clutch transmission (2177213); hydraulic clutch for transmission (2226309); Bendix fuel direct engine injector valve and Bendix diesel engine starter (2450129); hydraulic variable-speed hydrostatic transmission (2471031); Vane-type fluid drive (2552167), hypoid differential (2628508); fluid transmission (2668417); White Motor Co. tilting cab (2838126), assigned to White Motor; hydro-vector fuel-injector advance mechanism; catalytic converter for diesel trucks. He is also the inventor of non-freeze water meter, machine tools and other products. Early career: engineer at Bendix; and vice president manufacturing at White Motor, where engineering and management experience included designing and planning White's plant for manufacture of White 9000 heavy truck and organizing manufacturing and production of aircraft components for White's Aircraft division. Later, Mr. Gleasman founded his own companies, including Triple-D, Inc., sold to Gleason Corporation, Rochester, New York.

(c)     Family Relationships

           Vernon E. Gleasman is the father of James A. and Keith E. Gleasman. There are no other family relationships between any directors or executive officers of the Company, either by blood or by marriage.

                                                                                7

                                                                                                   EXHIBIT O

TORVEC, INC.
A New York Corporation

Officer's Certificate

           I. Keith E. Gleasman, President of Torvec, Inc., a New York corporation (the "Company"), in accordance with Section 2.2.2 of the Investment Agreement dated September ______ 2000 ("Investment Agreement"), by and between the Company and Swartz Private Equity, LLC,

DO HEREBY CERTIFY:

1.

          Each of the representations and warranties made by the Company in the Investment Agreement, as modified by the Schedules attached to the Investment Agreement, is true and correct in all material respects as of the date hereof.

2.	Each of the conditions required to be satisfied by the Company pursuant to Section 2.2.2 of the Investment Agreement have been satisfied as the date hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand as of the ___day of September, 2000.
TORVEC, INC. By: Keith E. Gleasman, President

                                                                                                         EXHIBIT P

TORVEC, INC.
A New York Corporation

Certificate of Secretary

          The undersigned certifies that he is the duly elected and acting Secretary of Torvec, Inc, a New York corporation (the "Company"), and that, as such, he has possession of or access to the books and records of the Company.

          The undersigned hereby certifies as follows:

(a)          Attached hereto as Exhibit "A" is a true and correct copy of the Articles of Incorporation of the Company, as amended. Other than as contained in Exhibit "A", there is no other amendment or other document relating to or altering the Articles of Incorporation of the Company and no action has been taken by the Company or its stockholders, directors or officers in contemplation of the filing of any amendments or other document in contemplation of the liquidation or dissolution of the Company.

(b) Attached hereto as Exhibit "B" is a true and complete copy of the Bylaws of the Company as in full force and effect on the date hereof.

(c)          Attached hereto as Exhibit "C" are true copies of resolutions duly adopted by the Board of Directors of the Company on September 1, 2000, such resolutions have not been amended, modified or rescinded and remain in full force and effect, and is the only resolution of the Company that relates to the transaction contemplated thereby.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this ___ day of September, 2000.

Torvec, Inc. By: Morton A. Polster, Secretary

                                                                                             EXHIBIT A

CERTIFICATE OF INCORPORATION OF

TORVEC, INC.

Under Section 402 of the Business Corporation Law

          The undersigned, a natural person at least eighteen years of age, for the purpose of forming a corporation pursuant to the provisions of the Business Corporation Law of the State of New York does hereby certify as follows:

1.	The name of the Corporation is TORVEC, INC.

2.

The purposes for which it is formed are:

     To engage in any lawful act or activity for which
     corporations may be organized under the Business
     Corporation Law of the State of New York. The
     Corporation is not formed to engage in an act or activity
     requiring the consent or approval of any state official,
     department, board, agency or other body without such
     consent or approval first being obtained.

          3.          Its office in the State of New York is located in the County of Monroe.

          4.          No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or pre-emptive right to subscribe for, purchase or receive any shares of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the Corporation.

5.          No director of the Corporation shall be personally liable to the Corporation or its Shareholders for damages for breach of his/her duties in such capacity unless a judgment or other final adjudication adverse to that director establishes that his/her act or omission was committed prior to the filing of this Certificate or committed in bad faith or involved intentional misconduct or a knowing violation of law, or that he/she personally gained in fact a financial profit or other advantage to which he/she is not legally entitled, or that his/her acts violated Section 719 of the Business Corporation Law.

          6.          The Secretary of State of the State of New York is hereby designated as the agent of the Corporation upon whom any process in any action or proceeding against it may be served. The post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the Corporation which may be served upon him as agent is 1600 Crossroads Office Building, Two State Street, Rochester, New York 14614.

          7.          The aggregate number of shares which the Corporation shall have authority to issue is Forty Million (40,000,000) common shares with a par value of 1/100 Dollar ($.01) each.

          8.          The Corporation shall, to the fullest extent permitted by Article 7 of the Business Corporation Law of the State of New York, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Article from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Article, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which any person may be entitled under any By-Law, resolution of shareholders, resolution of directors, agreement, or otherwise, as permitted by said Article.

          IN WITNESS WHEREOF, I have duly signed and executed this Certificate of Incorporation and affirm under the penalties of perjury that all its contents are true and complete.

DATED: 9/20 , 1996	/S/ VERNON E. GLEASMAN Vernon E. Gleasman 11 Pondview Drive Pittsford, New York 14534 Telephone: (716) 248-8549 Facsimile: (716) 383-0175

                                                                                           EXHIBIT A-2

CERTIFICATE OF AMENDMENT TO THE
CERTIFICATE OF INCORPORATION OF
TORVEC, INC.

Under Section 805 of the Business Corporation Law

          The undersigned being the President and Secretary of Torvec, Inc., do hereby certify and set forth:

          1.          The name of the Corporation is Torvec, Inc.

          2.          The Certificate of Incorporation of the Corporation was filed by the Department of State on September 25, 1996.

          3.          The Certificate of Incorporation is hereby amended to increase the aggregate number of shares the Corporation has the authority to issue, to divide such shares into two classes of stock and to vest the Corporation's Board of Directors with the authority to establish and designate each series of the Corporation's preferred stock. Article 7 of the Certificate of Incorporation is hereby amended to add an additional one hundred million (100,000,000) shares of stock, to designate such stock as preferred stock and to vest authority in the Corporation's Board of Directors to issue the Corporation's preferred stock in series.

                    To effect these changes, Article 7 of the Corporation's Certificate of Incorporation is hereby amended to read as follows

"7.The aggregate number of shares which this Corporation shall have authority to issue is one hundred, forty million (140,000,000) shares, which are to be divided into classes as follows:
forty million (40,000,000) common shares with a par value of $.01 per share;
2
one hundred million (100,000,000) preferred shares with a par value of $.01 per share.

The Corporation shall have authority to issue its preferred shares in series. The Corporation's Board of Directors is vested with authority to establish and designate each series, to fix the number of shares therein, and the variations and the relative rights, preferences, and limitations as between series, subject to the limitation that, if the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the same class shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full."

          4.          This amendment to the Certificate of Incorporation was authorized by the unanimous vote of the Board of Directors followed by the affirmative vote of the holders of a

                                                          3

majority of all issued and outstanding shares entitled to vote thereon at the Annual Meeting of Shareholders duly called and held on July 27, 2000, a quorum being present.

          IN WITNESS WHEREOF, the undersigned have executed this Certificate this 10th day of August, 2000 and affirm under penalties of perjury that the foregoing statements are true and complete.

/S/ KEITH GLEASMAN Keith E. Gleasman, President /S/ MORTON A. POLSTER Morton A. Polster, Secretary

                                                                                         EXHIBIT A-3

STATE OF NEW YORK       }    SS:
DEPARTMENT OF STATE  }

I hereby certify, that the Certificate of Incorporation of TORVEC, INC. was filed on 09/25/1996, with perpetual duration, and that a diligent examination has been made of the Corporate index for documents filed with this Department for a certificate, order, or record of a dissolution, and upon such examination, no such certificate, order or record has been found, and that so far as indicated by the records of this Department, such corporation is a subsisting corporation. I further certify the following :

A Biennial Statement was filed 09/03/1998.

I further certify, that no other documents have been filed by such Corporation.

*** Witness my hand and the official seal of the Department of State at the City of Albany this 21st day of August two thousand [SEAL] /SIGNED/ Special Deputy Secretary of State

200008220380 53

                                                                                            EXHIBIT B

BY-LAWS OF

TORVEC, INC.

ARTICLE I
OFFICES

          The principal office of the corporation shall be in the County of Monroe, State of New York. The corporation may also have offices at such other places within or without the State of New York as the board may from time to time determine or the business of the corporation may require.

ARTICLE II
SHAREHOLDERS

1. PLACE OF MEETINGS

          Meetings of shareholders shall be held at the principal office of the corporation or at such place within or without the State of New York as the board shall authorize.

2. ANNUAL MEETING

          The annual meeting of the shareholders shall be held at a time and place determined by the directors during the month of May in each year, when the shareholders shall elect a board and transact such other business as may properly come before the meeting. The date of the annual meeting may be changed by the Board or by the President by giving at least 10 days notice to each shareholder.

3. SPECIAL MEETINGS

          Special meetings of the shareholders may be called by the board or by the president and shall be called by the president or the secretary at the request in writing of a majority of the board or at the request in writing by shareholders owning a majority in amount of the shares issued and outstanding. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at a special meeting shall be confined to the purposes stated in the notice.

4. FIXING RECORD DATE

          For the purpose of determining the shareholders entitled to notice of, or to vote at, any meeting of shareholders or any adjournment thereof, or to express consent to, or dissent from, any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action, the board shall fix, in advance, a date as the record date for any such determination of shareholders. Such date shall not be more than fifty nor less than ten days before the date of such meeting, nor more than fifty days prior to any other action. If no record date is fixed it shall be determined in accordance with the provisions of law.

5. NOTICE OF MEETINGS OF SHAREHOLDERS

          Written notice of each meeting of shareholders shall state the purpose or purposes for which the meeting is called, the place, date and hour of the meeting and unless it is the annual meeting, shall indicate that it is being issued by or at the direction of the person or persons calling the meeting. Notice shall be given either personally or by mail to each shareholder entitled to vote at such meeting, not less than ten nor more than fifty days before the date of the meeting. If action is proposed to be taken that might entitle shareholders to payment for their shares, the notice shall include a statement of that purpose and to that effect. If mailed, the notice is given when deposited in the United States mail, with postage thereon prepaid, directed to the shareholder at his address as it appears on the record of shareholders, or, if he shall have filed with the secretary a written request that notices to him be mailed to some other address, then directed to him at such other address.

6. WAIVERS

          Notice of meeting need not be given to any shareholder who signs a waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any shareholder at a meeting, in person without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him.

7. QUORUM OF SHAREHOLDERS

          Unless the certificate of incorporation provides otherwise, the holders of one-third of the shares entitled to vote thereat shall constitute a quorum at a meeting of shareholders for the transaction of any business, provided that when a specified item of business is required to be voted on by a class or classes, the holders of a majority of the shares of such class or classes shall constitute a quorum for the transaction of such specified item of business.

          When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any shareholders.

          The shareholders present may adjourn the meeting despite the absence of a quorum.

8. PROXIES

          Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting may authorize another person or persons to act for him by proxy.

          Every proxy must be signed by the shareholder or his attorney-in-fact. No proxy shall be valid after expiration of eleven months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by law.

9. QUALIFICATION OF VOTERS

          Every shareholder of record shall be entitled at every meeting of shareholders to one vote for every share standing in his name on the record of shareholders, unless otherwise provided in the certificate of incorporation.

10. VOTE OF SHAREHOLDERS

          Except as otherwise required by statute or by the certificate of incorporation or by the by-laws:

(a) directors shall be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election.
(b) all other corporate action shall be authorized by a majority of the votes cast.

11. WRITTEN CONSENT OF SHAREHOLDERS

          Any action that may be taken by vote may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all the outstanding shares entitled to vote thereon or signed by such lesser number of holders as may be provided for in the certificate of incorporation, and such consent may be executed on one or more copies which shall collectively constitute a single document.

ARTICLE III
DIRECTORS

1. BOARD OF DIRECTORS

          Subject to any provision in the certificate of incorporation the business of the corporation shall be managed by its board of directors, each of whom shall be at least 18 years of age.

2. NUMBER OF DIRECTORS

          The number of directors shall be one if there is only one shareholder, and two if there are two shareholders. If there are three or more shareholders there shall be at least three and a maximum of fifteen directors, with the number to be determined by the Board of Directors.

3. ELECTION AND TERM OF DIRECTORS

          At each annual meeting of shareholders, the shareholders shall elect directors to hold office until the next annual meeting. Each director shall hold office until the expiration of the term for which he is elected and until his successor has been elected and qualified, or until his prior resignation or removal.

4. NEWLY CREATED DIRECTORSHIPS AND VACANCIES

          Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the board for any reason except the removal of directors without cause may be filled by a vote of a majority of the directors then in office, although less than a quorum exists, unless otherwise provided in the certificate of incorporation. Vacancies occurring by reason of the removal of directors without cause shall be filled by vote of the shareholders unless otherwise provided in the certificate of incorporation. A director elected to fill a vacancy caused by resignation, death or removal shall be elected to hold office for the unexpired term of his predecessor.

5. REMOVAL OF DIRECTORS

          Any or all of the directors may be removed for cause by vote of the shareholders or by action of the board. Directors may be removed without cause only by vote of the shareholders.

6. RESIGNATION

          A director may resign at any time by giving written notice to the board, the president or the secretary of the corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.

7. QUORUM OF DIRECTORS

          Unless otherwise provided in the certificate of incorporation, a majority of the entire board shall constitute a quorum for the transaction of business or of any specified item of business.

8. ACTION OF THE BOARD

          Unless otherwise required by law, the vote of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the board. Each director present shall have one vote regardless of the number of shares, if any, which he may hold. Any action that may be taken by vote may be taken without a meeting on written consent, setting forth the actions so taken, signed by all directors entitled to vote thereon, and such consent may be executed on one or more copies which shall collectively constitute a single document.

9. TELEPHONE CONFERENCES

          Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

10. PLACE AND TIME OF BOARD MEETINGS

          The board may hold its meetings at the office of the corporation or at such other places, either within or without the State of New York, as it may from time to time determine.

11. REGULAR ANNUAL MEETING

          A regular annual meeting of the board shall be held immediately following the annual meeting of shareholders at the place of such annual meeting of shareholders.

12. NOTICE OF MEETINGS OF THE BOARD; ADJOURNMENT

          (a)          Regular meetings of the board may be held without notice at such time and place as it shall from time to time determine. Special meetings of the board shall be held upon notice to the directors and may be called by the president upon three days notice to each director either personally or by mail or by wire; special meetings shall be called by the president or by the secretary in a like manner on written request of two directors. Notice of a meeting need not be given to any director who submits a waiver of notice whether before or after the meeting or who attends the meeting without protesting prior thereto or at its commencement, the lack of notice to him.

          (b)          A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of the adjournment shall be given all directors who were absent at the time of the adjournment and, unless such time and place are announced at the meeting, to the other directors.

13. CHAIRMAN

          At all meetings of the board the president, or in his absence, a chairman chosen by the board shall preside.

14. EXECUTIVE AND OTHER COMMITTEES

          The board, by resolution adopted by a majority of the entire board, may designate from among its members an executive committee and other committees, each consisting of three or more directors. Each such committee shall serve at the pleasure of the board.

15. COMPENSATION

          No compensations shall be paid to directors, as such, for their services, but by resolution of the board a fixed sum established on an annual and/or per meeting basis plus expenses for actual attendance, at each regular or special meeting of the board may be authorized. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

ARTICLE IV
OFFICERS

1. OFFICERS, ELECTION, TERM

          (a)          Unless otherwise provided for in the certificate of incorporation, the board may elect or appoint a president, one or more vice-presidents, a secretary and a treasurer, and such other officers as it may determine, who shall have such duties, powers and functions as hereinafter provided.

          (b)          All officers shall be elected or appointed to hold office until the meeting of the board following the annual meeting of shareholders.

          (c)          Each officer shall hold office for the term for which he is elected or appointed and until his successor has been elected or appointed and qualified.

2. REMOVAL, RESIGNATION, SALARY, ETC.

          (a)          Any officer elected or appointed by the board may be removed by the board with or without cause.

          (b)          In the event of the death, resignation or removal of an officer, the board in its discretion may elect or appoint a successor to fill the unexpired term.

          (c)          When all of the issued and outstanding stock of the Corporation is owned by one person, such person may hold all or any combination of offices, otherwise, any two or more offices may be held by the same person, except the offices of president and secretary.

          (d)          The salaries of all officers shall be fixed by the board.

          (e)          The directors may require any officer to give security for the faithful performance of his duties.

3. PRESIDENT

          The president shall be the chief executive officer of the corporation; he shall preside at all meetings of the shareholders and of the board; he shall have the management of the business of the corporation and shall see that all orders and resolutions of the board are carried into effect.

4. VICE PRESIDENTS

          During the absence or disability of the president, the vice president, or if there are more than one, the executive vice president, shall have all of the powers and functions of the president. Each vice president shall perform such other duties as the board shall prescribe.

5. SECRETARY

          The secretary shall:

(a) attend all meetings of the board and of the shareholders;
(b) record all votes and minutes of all proceedings in a book to be kept for that purpose;
(c) give or cause to be given notice of all meetings of shareholders and of special meetings of the board;
(d) keep in safe custody the seal of the corporation and affix it to any instrument when authorized by the board;

(e)          when required, prepare or cause to be prepared and available at each meeting of shareholders a certified list in alphabetical order of the names of shareholders entitled to vote thereat, indicating the number of shares of each respective class held by each;

(f) keep all the documents and records of the corporation as required by law or otherwise in a proper and safe manner;
(g) perform such other duties as may be prescribed by the board.

6. ASSISTANT SECRETARIES

          During the absence or disability of the secretary, the assistant secretary, or if there are more than one, the one so designated by the secretary or by the board, shall have all the powers and functions of the secretary.

7. TREASURER

          The treasurer shall:

(a) have the custody of the corporate funds and securities;
(b) keep full and accurate accounts of receipts and disbursements in the corporate books;
(c) deposit all money and other valuables in the name and to the credit of the corporation in such depositories as may be designated by the board;
(d) disburse the funds of the corporation as may be ordered or authorized by the board and preserve proper vouchers for such disbursements;

(e)          render to the president and board at the regular meetings of the board, or whenever they require it, an account of all his transactions as treasurer and of the financial condition of the corporation;

(f) render a full financial report at the annual meeting of the shareholders if so requested;
(g) be furnished by all corporate officers and agents at his request, with such reports and statements as he may require as to all financial transactions of the corporation;
(h) perform such other duties as are given to him by these by-laws or as from time to time are assigned to him by the board or the president.

8. ASSISTANT TREASURER

          During the absence or disability of the treasurer, the assistant treasurer, or if there are more than one, the one so designated by the secretary or by the board, shall have all the powers and functions of the treasurer.

9. SURETIES AND BONDS

          In case the corporation shall so require, any officer or agent of the corporation shall execute to the corporation a bond in such sum and with such surety or sureties as the corporation may direct, conditioned upon the faithful performance of his duties to the corporation and including responsibility for negligence and for the accounting for all property, funds or securities of the corporation which may come into his hands.

ARTICLE V
CERTIFICATES FOR SHARES

1. CERTIFICATES

          The shares of the corporation shall be represented by certificates. They shall by numbered and entered in the books of the corporation as they are issued. They shall exhibit the holder's name and the number of shares and shall be signed by the president or a vice-president and the treasurer or the secretary and shall bear the corporate seal. The signature of any such officer may be a facsimile signature, and the seal may be a facsimile seal. In case of any officer who signed or whose facsimile signature or signatures were placed on any such certificate shall have ceased to be such officer before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if he were such officer at the date of issue.

2. LOST OR DESTROYED CERTIFICATES

          The board may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation, alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum and with such surety or sureties as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

3. TRANSFERS OF SHARES

          (a)          Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate; every such transfer shall be entered on the transfer book of the corporation which shall be kept at its principal office. No transfer shall be made within ten days next preceding the annual meeting of shareholders.

          (b)          The corporation shall be entitled to treat the holder of record of any share as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by the laws of New York.

4. CLOSING TRANSFER BOOKS

          The board shall have the power to close the share transfer books of the corporation for a period of not more than ten days during the thirty day period immediately preceding (1) any shareholders' meeting, or (2) any date upon which shareholders shall be called upon to or have a right to take action without a meeting, or (3) any date fixed for the payment of a dividend or any other form of distribution, and only those shareholders of record at the time the transfer books are closed, shall be recognized as such for the purpose of (1) receiving notice of or voting at such meeting, or (2) allowing them to take appropriate action, or (3) entitling them to receive any dividend or other form of distribution.

ARTICLE VI
DIVIDENDS

          Subject to the provisions of the certificate of incorporation and to applicable law, dividends on the outstanding shares of the corporation may be declared in such amounts and at such time or times as the board may determine. Before payment of any dividend, there may be set aside out of the net profits of the corporation available for dividends such sum or sums as the board from time to time in its absolute discretion deems proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the board shall think conducive to the interest of the corporation, and the board may modify or abolish any such reserve.

ARTICLE VII
CORPORATE SEAL

          The seal of the corporation shall be circular in form and bear the name of the corporation, the year of its organization and the words "Corporate Seal, New York." The seal may be used by causing it to be impressed directly on the instrument or writing to be sealed, or upon adhesive substance affixed thereto. The seal on the certificate for shares or on any corporate obligation for the payment of money may be a facsimile, engraved or printed.

ARTICLE VIII
EXECUTION OF INSTRUMENTS

          All corporate instruments and documents shall be signed or countersigned, executed, verified or acknowledged by such officer or officers or other person or persons as the board may from time to time designate.

ARTICLE IX
FISCAL YEAR

The fiscal year shall begin the first day of January in each year.

ARTICLE X
REFERENCES TO CERTIFICATE OF INCORPORATION

          Reference to the certificate of incorporation in these by-laws shall include all amendments thereto or changes thereof unless specifically excepted.

ARTICLE XI
INDEMNIFICATION OF DIRECTORS AND OFFICERS

1. GENERALLY

          Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or his testator or intestate (a) is or was a director or officer of the Corporation or (b) is or was a director or officer of the Corporation who serves or served, in any capacity, any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise at the request of the Corporation (hereinafter an "Indemnitee"), shall be indemnified and held harmless by the Corporation against all expense, liability and loss including ERISA excise taxes or penalties, judgments, fines, penalties, amounts paid in settlement (provided the Corporation shall have given its prior consent to such settlement, which consent shall not be unreasonably withheld by it) and reasonable expenses, including attorneys' fees suffered or incurred by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director or officer and shall inure to the benefit of the Indemnitee's heirs and fiduciaries; provided, however, that no indemnification may be made to or on behalf of any director or officer if his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated or otherwise disposed of, or he personally gained in fact a financial profit or other advantage to which he was not legally entitled. Notwithstanding the foregoing, except as contemplated by Section 3 hereof, the Corporation shall indemnify any such Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

2. ADVANCEMENT OF EXPENSES

          All expenses reasonably incurred by an Indemnitee in connection with a threatened or actual proceeding with respect to which any such Indemnitee is or may be entitled to indemnification under this Article shall be advanced to him or promptly reimbursed by the Corporation in advance of the final disposition of such proceeding, upon receipt of an undertaking by him or on his behalf to repay the amount of such advances, if any, as to which he is ultimately found not to be entitled to indemnification or, where indemnification is granted, to the extent such advances exceed the indemnification to which he is entitled. Such person shall cooperate in good faith with any request by the Corporation that common counsel be used by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to an actual or potential conflict of interest.

3. PROCEDURE FOR INDEMNIFICATION

          (a)          Not later than thirty (30) days following final disposition of a proceeding with respect to which the Corporation has received written request by an Indemnitee for indemnification pursuant to this Article or with respect to which there has been an advancement of expenses pursuant to Section 2 of this Article, if such indemnification has not been ordered by a court, the Board of Directors shall meet and find whether the Indemnitee met the standard of conduct set forth in Section 1 of this Article, and, if it finds that he did, or to the extent it so finds, shall authorize such indemnification.

          (b)          Such standard shall be found to have been met unless (i) a judgment or other final adjudication adverse to the Indemnitee established that the standard of conduct set forth in Section 1 of this Article was not met, or (ii) if the proceeding was disposed of other than by judgment or other final adjudication, the Board finds in good faith that, if it had been disposed of by judgment or other final adjudication, such judgment or other final adjudication would have been adverse to the Indemnitee and would have established that the standard of conduct set forth in Section 1 of this Article was not met.

          (c)          If the Board fails or is unable to make the determination called for by paragraph (a) of this Section 3, or if indemnification is denied, in whole or in part, because of an adverse finding by the Board, or because the Board believes the expenses for which indemnification is requested to be unreasonable, such action, inaction or inability of the Board shall in no way affect the right of the Indemnitee to make application therefor in any court having jurisdiction thereof. In such action or proceeding, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the issue shall be whether the Indemnitee met the standard of conduct set forth in Section 1 of this Article, or whether the expenses were reasonable, as the case may be (not whether the finding of the Board with respect thereto was correct.) If the judgment or other final adjudication in such action or proceeding establishes that the Indemnitee met the standard set forth in Section 1 of this Article, or that the disallowed expenses were reasonable, or to the extent that it does, the Board shall then find such standard to have been met or the expenses to be reasonable, and shall grant such indemnification, and shall also grant to the Indemnitee indemnification of the expenses incurred by him in connection with the action or proceeding resulting in the judgment or other final adjudication that such standard of conduct was met, or if pursuant to such court determination such person is entitled to less than the full amount of indemnification denied by the Corporation, the portion of such expenses proportionate to the amount of such indemnification so awarded. Neither the failure of the Board to have made timely a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in Section 1, nor an actual determination by the Board that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct. In any suit brought by the Indemnitee to enforce a right to indemnification, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to indemnification, under this Article or otherwise, shall be on the Corporation.

          (d)          A finding by the Board pursuant to this Section 3 that the standard of conduct set forth in Section 1 of this Article has been met shall mean a finding of the Board or shareholders as provided by law.

4. CONTRACTUAL ARTICLE

          The rights conferred by this Article are contract rights which shall not be abrogated by any amendment or repeal of this Article with respect to events occurring prior to such amendment or repeal and shall, to the fullest extent permitted by law, be retroactive to events occurring prior to the adoption of this Article. No amendment of the Business Corporation Law, insofar as it reduces the permissible extent of the right of indemnification of an indemnitee under this Article, shall be effective as to such person with respect to any event, act or omission occurring or allegedly occurring prior to the effective date of such amendment irrespective of the date of any claim or legal action in respect thereto. This Article shall be binding on any successor to the Corporation, including any corporation or other entity which acquires all or substantially all of the Corporation's assets.

5. NON-EXCLUSIVITY

          The indemnification provided by this Article shall not be deemed exclusive of any other rights to which any person covered hereby may be entitled other than pursuant to this Article. The Corporation is authorized to enter into agreements with any such person providing rights to indemnification or advancement of expenses in addition to the provisions therefor in this Article, and the Corporation's shareholders and its Board of Directors are authorized to adopt, in their discretion, resolutions providing any such person with any such rights.

6. INSURANCE

          The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under this Article or applicable law.

7.          INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE  CORPORATION

          The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and the advancement of expenses to any employee or agent of the Corporation with the same scope and effect as provided in this Article to directors and officers of the Corporation.

ARTICLE XII
BY-LAW CHANGES

          All bylaws of the company shall be subject to alteration or repeal, and new bylaws may be made, either by the affirmative vote of the holders of record of a majority of the outstanding stock of the company entitled to vote in respect thereof, given at any annual meeting or at any special meeting, provided notice of the proposed alteration or repeal or of the proposed new bylaws be included in the notice of such meeting, or by the affirmative vote of a majority of the whole board of directors given at a special meeting of the board of directors called for the purpose, provided notice of the proposed alteration or repeal or of the proposed new bylaws be included in the notice of such meeting.

DATED: September 26, 1997

                                                                                            EXHIBIT C

          WHEREAS the corporation did enter into the attached Letter of Agreement with Swartz Private Equity, LLC setting forth the terms on which Swartz Private Equity, LLC would provide a Fifty Million Dollar Equity Line to Torvec, and

          WHEREAS the directors of the corporation have reviewed in detail drafts of the Investment Agreement, Registration Rights Agreement, and various supporting documents called for by said Agreements, and

          WHEREAS the directors of the corporation believe it to be in the best interests of the corporation to enter into said Equity Line as set forth in the Investment Agreement, it is

          RESOLVED that the officers of the Corporation are directed to execute the Investment Agreement, Registration Rights Agreement, and to execute all required supporting documents as set forth in the Investment Agreement and the exhibits thereto so that these Agreements are the binding obligation of this Corporation, and it is further

          RESOLVED that the corporation reserve for issuance 5,000,000 shares of common stock of Torvec, Inc., one cent (0.01) par value, for issuance to satisfy the terms of the Equity Line.

                                                                                                EXHIBIT Q

PUT CANCELLATION NOTICE

TORVEC, INC. (the "Company") hereby cancels the Put specified below, pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about August___, 2000, as of the close of trading on the date specified below (the "Cancellation Date," which date must be on or after the date that this notice is delivered to the Investor), provided that such cancellation shall not apply to the number of shares of Common Stock equal to the Truncated Put Share Amount (as defined in the Investment Agreement).

Cancellation Date: _____________________ Put Date of Put Being Canceled: __________ Number of Shares Put on Put Date: _________ Reason for Cancellation (check one):

.	[ ] Material Facts, Ineffective Registration Period [ ] Delisting Event

The Company understands that, by canceling this Put, it must give twenty (20) Business Days advance written notice to the Investor before effecting the next Put.

Address:	TORVEC, INC. By: Keith E. Gleasman, President Attn: Keith E. Gleasman 11 Pondview Drive Pittsford, New York 14534 Telephone (716) 248-8549 Facsimile (716) 383-0175

                                                                                                       EXHIBIT R

September 1, 2000

Swartz Private Equity, LLC
1080 Holcomb Bridge Road
200 Roswell Summit, Suite 285
Roswell, GA 30076

Re:          Torvec, Inc.
                 Registration Opinion

Gentlepersons,

Supplementing the Put Opinion of Counsel issued pursuant to the Regulation D Common Stock Private Equity Line Investment Agreement, dated as of August ___, 2000, by and between the Company and the Investor named therein ("Investment Agreement"), the following supplemental opinions are provided pursuant to Section 2.3.6(a) of the Investment Agreement:

          (a) The Registration Statement has become effective under the Securities Act, and to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for that purpose have been instituted or are pending before, or are threatened by the Securities and Exchange Commission.

          (b) We have participated in the preparation of the Registration Statement and related Prospectus and after due inquiry nothing has come to our attention to cause us to have reason to believe that the Registration Statement, the related Prospectus, or any Amendment or Supplement thereto, at the time it became effective or as of the date hereof, contained any untrue statement of a material fact required to be stated therein or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any Supplement thereto contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make statements therein, in light of the circumstances under which they were made, not misleading.

All of the qualifications, limitations and assumptions contained in the related Put Opinion are hereby incorporated by reference.

This opinion is rendered only with regard to the matters set out in the numbered paragraphs above. No other opinions are intended nor should they be inferred.

The opinions expressed herein are given to you solely for your use in connection with the transaction contemplated by the Transaction Documents and may not be relied upon by, or delivered to, any other person or entity or for any other purpose without my prior written consent.

Very truly yours, ______________________________ CHAMBERLAIN D'AMANDA OPPENHEIMER & GREENFIELD

                                                                                                   EXHIBIT S

PUT CANCELLATION NOTICE CONFIRMATION

The undersigned Investor to that certain Investment Agreement (the "Investment Agreement") by and between the TORVEC, Inc.'s, and Swartz Private Equity, LLC dated on or about August__, 2000, hereby confirms receipt of TORVEC, Inc.'s (the "Company") Put Cancellation Notice, and confirms the following:

Date of this Confirmation:_________________ Put Cancellation Date: _______________________

INVESTOR(S) Investor's Name By: (Signature)

Address: Telephone No.: Facsimilie No.:	______________________________ ______________________________ ______________________________ ______________________________ ______________________________

                                                                                             EXHIBIT T

__________, 200__

Attn:    Roger Bernhammer, Vice President
            Compliance Department

            Continental Stock Transfer & Trust Company

            2 Broadway

            New York, NY 10004

            Telephone: (212) 845-3212

            Facsimile: (212) 616-7616

Dear Roger Bernhammer:

          Reference is made to that certain Investment Agreement (the "Investment Agreement"), dated on or about ____________, 200__, by and among TORVEC, Inc., a New York corporation (the " Company"), and the other signatories thereto (the "Holders") pursuant to which the Company, at times and amounts chosen by the Company, as further described in the Investment Agreement, may issue to the Holder up to Fifty Million Dollars ($50,000,000) in aggregate principal amount of Common Stock of the Company (the "Put Shares"), and warrants (the "Warrants") to purchase Common Stock (the "Warrant Shares") of the Company's.

          A. Issuance of Put Shares. This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue unlegended Put Shares in the name of the Holder (or in the name of its nominee, at the Holder's request) from time to time upon surrender to you of (i) a letter from the Company, instructing you to issue a specified number of Put Shares to the Holder, (ii) a properly completed and duly executed Put Notice, in the form attached hereto as Exhibit 1, which has been properly agreed and acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon, (iii) Confirmation (as defined below) and (iv) an opinion of counsel ("Put Opinion of Counsel") in substantially the form of the Put Opinion of Counsel in Composite Exhibit 2.

          B. Issuance of Warrant Shares. This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue unlegended Warrant Shares in the name of the Holder (or in the name of its nominee, at the Holder's request) from time to time upon surrender to you of (i) a letter from the Company, instructing you to issue a specified number of Warrant Shares to the Holder, (ii) a properly completed and duly executed Warrant Exercise Form, in the form attached hereto as Exhibit 3, which has been properly agreed and acknowledged by the Company as indicated by the signature of a duly authorized

Exhibit T

officer of the Company thereon, (iii) Confirmation (as defined below) and (iv) an opinion of counsel ("Warrant Opinion of Counsel") in substantially the form of the Commitment Opinion of Counsel (in the case of the Commitment Warrant) or the Put Opinion of Counsel (in the case of the Purchase Warrant), each in Composite Exhibit 4.

          C. Legend Free Certificates. So long as you have previously received either: (A)(i) written confirmation from counsel to the Company (which counsel may be in-house legal counsel) that a registration statement covering resales of the Put Shares and Warrant Shares has been declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (ii) a copy of such registration statement, or (B) written confirmation from counsel to the Company (which counsel may be in-house legal counsel) that a public sale or transfer of such Security may be made without registration under the Act, ((A) or (B) above, as applicable, is referred to as a " Confirmation"), certificates representing the Put Shares and Warrant Shares shall not bear any legend restricting transfer of the Put Shares or Warrant Shares and should not be subject to any stop-transfer restriction.

          If you have not previously received Confirmation, then the Put Shares shall not be issued, and the certificates representing the Warrant Shares shall be issued, but shall bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS."

provided, however, that the Company may from time to time notify you to place a stop-transfer restriction on the certificates for outstanding Put Shares and Warrant Shares in the event a registration statement covering resales of the Put Shares and the Warrant Shares is subject to amendment for events then current.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Investment Agreement.

2

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at (716) 248-8549.

TORVEC, INC. By: Keith E. Gleasman, President

Agreed and Acknowledged:
TRANSFER AGENT

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By: _______________________________

Name: _____________________________

Title: ______________________________

Date: _____________, 200_

HOLDER SWARTZ PRIVATE EQUITY, LLC. By: Eric S. Swartz, Manager Date: _____________, 200_

Enclosures

3

ATTACHED EXHIBITS 1 - 4

4

                                                                                        EXHIBIT U

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. HOLDERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED.

Warrant to Purchase

945,000 shares

Warrant to Purchase Common Stock
of
TORVEC, INC.

          THIS CERTIFIES that Swartz Private Equity, LLC or any subsequent holder hereof pursuant to Section 8 hereof ("Holder"), has the right to purchase from TORVEC, INC., a New York corporation (the "Company"), up to 945,000 fully paid and nonassessable shares of the Company's common stock, $0.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (defined below) and ending at 5:00 p.m., New York, New York time the date that is five (5) years after the Date of Issuance (the "Exercise Period").

          Holder agrees with the Company that this Warrant to Purchase Common Stock of the Company (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

          1.          Date of Issuance and Term.

          This Warrant shall be deemed to be issued on August 15, 2000 ("Date of Issuance"). The term of this Warrant is five (5) years from the Date of Issuance.

          Of this Warrant to purchase nine hundred forty-five thousand (945,000) shares of Common Stock of the Company, the Warrant is exercisable as to three hundred fifteen thousand (315,000) shares of Common Stock of the Company after the ten (10) business day document review period (the "Review Period") referenced in the Equity Line Letter of Agreement dated on or about August 15, 2000, between Holder and Company (the "Letter of Agreement") has ended, shall be further exercisable as to an additional three hundred fifteen thousand (315,000) shares of Common Stock of the Company upon the execution by the Company and Swartz Private Equity, LLC of an Investment Agreement, pursuant to the

Letter of Agreement ("Investment Agreement") and shall be further exercisable as to the remaining three hundred fifteen thousand (315,000) shares of Common Stock of the Company upon the earlier of (i) the date of effectiveness of Company's registration statement (the "Registration Statement") to be filed pursuant to the Investment Agreement and related documents, or (ii) February 15, 2001.

                    Anything in this Warrant to the contrary notwithstanding, if the Company delivers written notice to Swartz Private Equity, LLC prior to the expiration of the Review Period that the legal documents for the transaction are unacceptable and the Company wishes to terminate the transaction (a "Company Termination Notice"), Holder shall return this Warrant to the Company and all of Holder's rights under this Warrant shall be null and void and of no effect, provided that, if the Company has not delivered a Company Termination Notice to Swartz Private Equity, LLC, prior to the expiration of the Review Period, ownership of this Warrant shall irrevocably vest to the Holder, regardless of whether a Company Termination Notice is delivered anytime thereafter.

                    Notwithstanding anything to the contrary herein, the applicable portion of this Warrant shall not be exercisable during any time that, and only to the extent that, the number of shares of Common Stock to be issued to Holder upon such exercise, when added to the number of shares of Common Stock, if any, that the Holder otherwise beneficially owns at the time of such exercise, would equal or exceed 4.99% of the number of shares of Common Stock then outstanding, as determined in accordance with Section 13(d) of the Exchange Act (the "4.99% Limitation"). The 4.99% Limitation shall be conclusively satisfied if the applicable Exercise Notice includes a signed representation by the Holder that the issuance of the shares in such Exercise Notice will not violate the 4.99% Limitation, and the Company shall not be entitled to require additional documentation of such satisfaction.

          2.          Exercise.

          (a) Manner of Exercise. During the Exercise Period, this Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby (the "Warrant Shares") upon surrender of this Warrant, with the Exercise Form attached hereto as Exhibit A (the "Exercise Form") duly completed and executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Attention: Keith E. Gleasman, President, TORVEC, Inc., 11 Pondview Drive, Pittsford, NY 14534; Telephone: (716-248-8549), Facsimile: (716) 383-0175, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form sent to the Company and its Transfer Agent by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

          (b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the completed and executed Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company as soon as practicable thereafter. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

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          (c) Delivery of Shares of Common Stock Upon Exercise. Upon any exercise of this Warrant, the Company shall use its reasonable best efforts to deliver, or shall cause its transfer agent to deliver, a stock certificate or certificates representing the number of shares of Common Stock into which this Warrant was exercised, within three (3) trading days of the date that all of the following have been received by the Company: (i) the original completed and executed Exercise Form, (ii) the original Warrant and (iii) the Exercise Price (if applicable)(collectively, the "Receipt Date"). Such stock certificates shall not contain a legend restricting transfer if a registration statement covering the resale of such shares of Common Stock is in effect at the time of such exercise or if such shares of Common Stock may be resold pursuant to an exemption from registration, including but not limited to Rule 144 under the Securities Act of 1933

                     (d) Economic Loss Due to Late Delivery of Shares. If the Company fails for any reason to deliver the requisite number of shares of Common Stock (unlegended, if so required by the terms of this Warrant)(the "Warrant Shares") to a Holder upon an exercise of this Warrant within fifteen (15) business days of the Receipt Date (the "Late Delivery Deadline" ), the Company shall pay such Holder (in addition to any other remedies available to Holder) an amount equal to ("Non-Delivery Payment"): the number of Warrant Shares for which delivery is late, multiplied by the difference of: KEG

(x) the highest closing price for the Company's Common Stock for any trading day during the period beginning on and including the Date of Exercise and ending on the earlier of (i) the date that the Investor receives from the Company certificates (unlegended, if so required by the terms of this Warrant) representing the Warrant Shares of Common Stock issuable in conjunction with such Exercise, or (ii) the date that the Investor receives the full amount of the Non-Delivery Payment, whichever is earlier, minus

(y) the Exercise Price per share (which, in the case of a Cashless Exercise, shall be deemed to equal zero), or, if the Investor has received the Warrant Shares (unlegended, if so required by the terms of this Warrant) from the Company prior to the payment of the Non-Delivery Payment, the lowest closing price of the Company's Common Stock for the five (5) trading days immediately preceding the date that such Warrant Shares are delivered to the Holder.

Non-Delivery Payments shall be payable, in cash or cash equivalent, within five (5) business days of the Late Delivery Deadline.

            (e) Liquidated Damages. The parties hereto acknowledge and agree that the sums payable as Non-Delivery Payments shall give rise to liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred by the Holder is incapable or is difficult to precisely estimate, (ii) the amounts specified bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor, and (iii) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

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          (f) Cancellation of Warrant. This Warrant shall be canceled upon the Exercise of this Warrant, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

          (g) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

          3.          Payment of Warrant Exercise Price.

          The Exercise Price per share ("Exercise Price") shall initially equal (the "Initial Exercise Price") the lowest Closing Price for the five (5) trading days immediately preceding August 15, 2000, which is $4.875. If the lowest Closing Price of the Company's Common Stock for the five (5) trading days immediately preceding the date, if any, that Swartz Private Equity, LLC executes an Investment Agreement pursuant to the Letter of Agreement (the " Closing Market Price") is less than the Initial Exercise Price, the Exercise Price shall be reset to equal the Closing Market Price, or, if the Date of Exercise is more than six (6) months after the Date of Issuance, the Exercise Price shall be reset to equal the lesser of (i) the Exercise Price then in effect, or (ii) the "Lowest Reset Price," as that term is defined below. The Company shall calculate a "Reset Price" on each six-month anniversary date of the Date of Issuance which shall equal one hundred percent (100%) of the lowest Closing Price of the Company's Common Stock for the five (5) trading days ending on such six-month anniversary date of the Date of Issuance. The "Lowest Reset Price" shall equal the lowest Reset Price determined on any six-month anniversary date of the Date of Issuance preceding the Date of Exercise, taking into account, as appropriate, any adjustments made pursuant to Section 5 hereof.

                    For purposes hereof, the term "Closing Price" shall mean the closing price on the Nasdaq Small Cap Market, the National Market System ("NMS"), the New York Stock Exchange, or the O.T.C. Bulletin Board, or if no longer traded on the Nasdaq Small Cap Market, the National Market System ("NMS"), the New York Stock Exchange, or the O.T.C. Bulletin Board, the "Closing Price" shall equal the closing price on the principal national securities exchange or the over-the-counter system on which the Common Stock is so traded and, if not available, the mean of the high and low prices on the principal national securities exchange on which the Common Stock is so traded.

                    Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

          (i)          Cash Exercise: cash, bank or cashiers check or wire transfer; or

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          (ii)          Cashless Exercise: The Holder, at its option, may exercise this Warrant in a cashless exercise transaction. In order to effect a Cashless Exercise, the Holder shall surrender this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                                                   X = Y (A-B)/A

where:          X = the number of shares of Common Stock to be issued to Holder.

          Y = the number of shares of Common Stock for which this Warrant is being          exercised.

A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(ii), the "Market Price" shall be defined as the average Closing Price of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported by the O.T.C. Bulletin Board, National Association of Securities Dealers Automated Quotation System ("Nasdaq") Small Cap Market, or if the Common Stock is not traded on the Nasdaq Small Cap Market, the Average Closing Price in any other over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Average Closing Price on such exchange for the five (5) trading days prior to the date of exercise of the Warrants. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five (5) trading day period.

                    B = the Exercise Price.

          For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that, subject to there being no disallowance by the SEC, the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

          4.          Transfer and Registration.

          (a) Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

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          (b) Registrable Securities. In addition to any other registration rights of the Holder, if the Common Stock issuable upon exercise of this Warrant is not registered for resale at the time the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Act (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity)(a "Piggyback Registration Statement"), the Company shall cause to be included in such Piggyback Registration Statement ("Piggyback Registration") all of the Common Stock issuable upon the exercise of this Warrant ("Registrable Securities") to the extent such inclusion does not violate the registration rights of any other securityholder of the Company granted prior to the date hereof. Nothing herein shall prevent the Company from withdrawing or abandoning the Piggyback Registration Statement prior to its effectiveness.

          (c)          Limitation on Obligations to Register under a Piggyback Registration. In the case of a Piggyback Registration pursuant to an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the registration statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Registrable Securities to be included in the Piggyback Registration Statement, to the extent such Registrable Securities may be included in such Piggyback Registration Statement, shall be allocated among all Holders who had requested Piggyback Registration pursuant to the terms hereof, in the proportion that the number of Registrable Securities which each such Holder seeks to register bears to the total number of Registrable Securities sought to be included by all Holders. If required by the managing underwriter of such an underwritten public offering, the Holders shall enter into a reasonable agreement limiting the number of Registrable Securities to be included in such Piggyback Registration Statement and the terms, if any, regarding the future sale of such Registrable Securities.

          5.          Anti-Dilution Adjustments.

          (a)          Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then Holder, upon Exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

          (b)           Recapitalization or Reclassification.

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(i) Stock Split. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger number of shares (a "Stock Split"), then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased in direct proportion to the increase in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be proportionally decreased.

(ii) Reverse Stock Split. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a smaller number of shares (a "Reverse Stock Split"), then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be proportionately decreased and the Exercise Price shall be proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

          (c)          Distributions. If the Company shall at any time distribute for no consideration to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding years) then, in any such case, Holder shall be entitled to receive, upon Exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board of Directors of the Company in its discretion) and the denominator of which is such Exercise Price.

          (d)          Notice of Consolidation or Merger and Warrant Exchange. The Company shall not, at any time after the date hereof, effect a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), unless the resulting successor or acquiring entity (the "Resulting Entity") assumes by written instrument the Company's obligations under this Warrant, including but not limited to the Exercise Price reset provisions as provided herein during the term of the resultant warrants, and agrees in such written instrument that this Warrant shall be exerciseable into such class and type of securities or other assets of the Resulting Entity as Holder would have received had Holder exercised this Warrant immediately prior to such Corporate Change, and the Exercise Price of this Warrant shall be proportionately increased (if this Warrant shall be changed into or become exchangeable for a warrant to purchase a smaller number of shares of Common Stock of the Resulting Entity) or shall be proportionately decreased (if this Warrant shall be changed or become exchangeable for a warrant to purchase a larger number of shares of Common Stock of the Resulting Entity); provided, however, that Company may not affect any Corporate Change unless it first shall have given thirty (30) days notice to Holder hereof of any Corporate Change.

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          (e)          Exercise Price Adjusted. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Warrant, until the occurrence of an event stated in subsection (a), (b), (c) or (d) of this Section 5, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of this Warrant. No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $0.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $0.01 or more.

          (f)          Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 5, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

          6.          Fractional Interests.

                    No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be the next higher number of shares.

          7.          Reservation of Shares.

                    The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

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          8.          Restrictions on Transfer.

                    (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation D and exempt from state registration under applicable state laws. The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or unless the Company has received an opinion from the Company's counsel to the effect that such registration is not required, or the Holder has furnished to the Company an opinion of the Holder's counsel, which counsel shall be reasonably satisfactory to the Company, to the effect that such registration is not required; the transfer complies with any applicable state securities laws; and, if no registration covering the resale of the Warrant Shares is effective at the time the Warrant Shares are issued, the Holder consents to a legend being placed on certificates for the Warrant Shares stating that the securities have not been registered under the Securities Act and referring to such restrictions on transferability and sale.

                    (b) Assignment. If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

          9.          Benefits of this Warrant.

                    Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

          10.          Applicable Law.

                    This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of New York, without giving effect to conflict of law provisions thereof, and with venue and jurisdiction of any dispute hereunder being in Atlanta, Georgia.

          11.          Loss of Warrant.

                    Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

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          12.          Notice or Demands.

                    Notices or demands pursuant to this Warrant to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to the address set forth in Section 2(a) above. Notices or demands pursuant to this Warrant to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company's records, until another address is designated in writing by Holder.

          IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the ____ day of August, 2000.

TORVEC, INC. By: ________________________________ Keith E. Gleasman, President

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EXHIBIT A

EXERCISE FORM FOR WARRANT

TO: TORVEC, INC.

          The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock (the "Common Stock") of TORVEC, INC. a New York corporation (the "Company"), evidenced by the attached warrant (the "Warrant"), and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated: _________

___________________________________________________________________________
Signature

_____________________________________________________________________________
Print Name

______________________________________________________________________________
Address

_________________________________________________________________________________

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

_________________________________________________________________________________

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EXHIBIT B

ASSIGNMENT

(To be executed by the registered holder

desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the "Warrant") hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of TORVEC, INC., evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:                                                             ______________________________

                                                                       Signature

Fill in for new registration of Warrant:

___________________________________
                    Name

___________________________________
                    Address

___________________________________
Please print name and address of assignee

(including zip code number)

_______________________________________________________________________

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

________________________________________________________________________